LEHMAN BROTHERS INCOME FUNDS(R)

SUPPLEMENT TO THE PROSPECTUSES DATED FEBRUARY 28, 2008 AND MAY 13, 2008
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INVESTOR CLASS AND INSTITUTIONAL CLASS

LEHMAN BROTHERS HIGH INCOME BOND FUND

THE FOLLOWING REPLACES THE FIRST PARAGRAPH OF THE "GOAL & STRATEGY" SECTION ON PAGE 12 AND 2 OF THE INVESTOR CLASS AND INSTITUTIONAL CLASS PROSPECTUSES,
RESPECTIVELY:

To pursue this goal, the Fund normally invests mainly in a diversified portfolio of intermediate-term, U.S. dollar-denominated, high-yield corporate bonds (including those sometimes known as "junk bonds") rated at the time of investment in the lowest investment grade category (BBB/Baa) or lower or unrated bonds deemed by the Portfolio Managers to be of comparable quality.

THE FOLLOWING REPLACES THE "GOAL & STRATEGY - HIGH YIELD BONDS" SECTION ON PAGE 12 AND 2 OF THE INVESTOR CLASS AND INSTITUTIONAL CLASS PROSPECTUSES,
RESPECTIVELY:

HIGH-YIELD BONDS

"HIGH-YIELD BONDS" ARE FIXED INCOME SECURITIES RATED IN THE LOWEST INVESTMENT GRADE CATEGORY ("BAA" BY MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"), OR "BBB" BY STANDARD & POOR'S ("S&P")) OR LOWER OR UNRATED BONDS DEEMED BY THE MANAGERS TO BE OF COMPARABLE QUALITY. THESE SECURITIES TYPICALLY OFFER INVESTORS HIGHER YIELDS THAN OTHER FIXED INCOME SECURITIES. THE HIGHER YIELDS ARE JUSTIFIED BY THE WEAKER CREDIT PROFILES OF HIGH-YIELD ISSUERS AS COMPARED TO INVESTMENT GRADE ISSUERS. HIGH-YIELD BONDS INCLUDE DEBT OBLIGATIONS OF ALL TYPES ISSUED BY U.S. AND NON-U.S. CORPORATE AND GOVERNMENTAL ISSUERS, INCLUDING BONDS, DEBENTURES AND NOTES, AND PREFERRED STOCKS THAT HAVE PRIORITY OVER ANY OTHER CLASS OF STOCK OF THE ISSUER AS TO THE DISTRIBUTION OF ASSETS OR THE PAYMENT OF DIVIDENDS. A HIGH-YIELD BOND ITSELF MAY BE CONVERTIBLE INTO OR EXCHANGEABLE FOR EQUITY SECURITIES, OR IT MAY CARRY WITH IT THE RIGHT TO ACQUIRE EQUITY SECURITIES EVIDENCED BY WARRANTS ATTACHED TO THE BOND OR ACQUIRED AS PART OF A UNIT WITH THE BOND.

THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES, IN HIGH-YIELD BONDS (AS DEFINED ABOVE). THE FUND WILL NOT ALTER THIS POLICY WITHOUT PROVIDING SHAREHOLDERS AT LEAST 60 DAYS' ADVANCE NOTICE.

THE DATE OF THIS SUPPLEMENT IS JULY 22, 2008.

LEHMAN BROTHERS ASSET MANAGEMENT

                          LEHMAN BROTHERS INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


   Class A Shares, Class C Shares, Investor Class Shares, Institutional Class
              Shares, Reserve Class Shares and Trust Class Shares


                             DATED February 28, 2008
                            AS AMENDED July 22, 2008

                 Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund
                         Lehman Brothers CORE BOND Fund
                       Lehman Brothers CORE PLUS BOND Fund
                      Lehman Brothers HIGH INCOME Bond Fund
                      Lehman Brothers MUNICIPAL MONEY Fund
                   Lehman Brothers MUNICIPAL SECURITIES Trust
                 Lehman Brothers NEW YORK MUNICIPAL MONEY Fund
                   Lehman Brothers SHORT DURATION Bond Fund
                      Lehman Brothers STRATEGIC INCOME Fund
                         Neuberger Berman CASH RESERVES


              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700

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     Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, Lehman Brothers STRATEGIC INCOME Fund and Neuberger Berman CASH RESERVES (each a "Fund") offer shares pursuant to Prospectuses dated February 28, 2008.

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class. This Statement of Additional Information is not an offer to sell any shares of any class of the Funds. A written offer can be made only by a prospectus.

     The Prospectus for your share class provides more information about the Funds that you should know before investing. You should read that Prospectus carefully before investing.

     The Funds' financial statements, notes thereto and the reports of their independent registered public accounting firms are incorporated by reference from the Funds' annual report to shareholders into (and are therefore legally part of) this SAI.

     You can get a free copy of the Prospectus or annual report for your share class from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.

     No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

     The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2008 Neuberger Berman Management Inc. All rights reserved.


(c)2008 Lehman Brothers Asset Management LLC. All rights reserved.

(c)2008 Lehman Brothers.  All rights reserved.

                                TABLE OF CONTENTS
                                -----------------


INVESTMENT INFORMATION.........................................................1
      Investment Policies and Limitations......................................2
      Cash Management and Temporary Defensive Positions........................8
      Additional Investment Information........................................9

SPECIAL RISK CONSIDERATIONS  FOR LEHMAN BROTHERS CALIFORNIA TAX FREE MONEY
      FUND....................................................................59

SPECIAL RISK CONSIDERATIONS FOR  LEHMAN  BROTHERS NEW YORK MUNICIPAL MONEY
      FUND....................................................................66

CERTAIN RISK CONSIDERATIONS...................................................75

PERFORMANCE INFORMATION.......................................................75

TRUSTEES AND OFFICERS.........................................................76
      Information about the Board of Trustees.................................76
      Information about the Officers of the Trust.............................84

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................93
      Investment Manager and Administrator....................................93
      Management and Administration Fees......................................95
      Contractual Expense Limitations.........................................99
      Voluntary Fee Waivers..................................................101
      Sub-Advisers...........................................................102
      Portfolio Manager Information..........................................103
      Investment Companies Managed...........................................109
      Codes of Ethics........................................................109
      Management and Control of NB Management  and  Lehman  Brothers Asset
            Management.......................................................110

DISTRIBUTION ARRANGEMENTS....................................................110
      Distributor............................................................111
      Distribution Plan (Class A Only).......................................112
      Distribution Plan (Class C Only).......................................112
      Distribution Plans.....................................................114
      Revenue Sharing (All Funds)............................................114

ADDITIONAL PURCHASE INFORMATION..............................................116
      Share Prices and Net Asset Value.......................................116
      Automatic Investing and Dollar Cost Averaging..........................118
      Financial Intermediaries...............................................118
      Sales Charges..........................................................118

ADDITIONAL EXCHANGE INFORMATION..............................................125

ADDITIONAL REDEMPTION INFORMATION............................................127
      Suspension of Redemptions..............................................127
      Redemptions in Kind....................................................127

DIVIDENDS AND OTHER DISTRIBUTIONS............................................128

ADDITIONAL TAX INFORMATION...................................................129
      Taxation of the Funds..................................................129
      Taxation of the Funds' Shareholders....................................134

PORTFOLIO TRANSACTIONS.......................................................138
      Portfolio Turnover.....................................................143
      Expense Offset Arrangement.............................................143
      Commission  Recapture Program (Lehman Brothers CORE PLUS  BOND  Fund
            and Lehman Brothers STRATEGIC INCOME Fund).......................144
      Proxy Voting...........................................................144

PORTFOLIO HOLDINGS DISCLOSURE................................................145
      Portfolio Holdings Disclosure Policy...................................145
      Portfolio Holdings Disclosure Procedures...............................146
      Portfolio Holdings Approved Recipients.................................147

REPORTS TO SHAREHOLDERS......................................................148

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS...............................148

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS...............................150

LEGAL COUNSEL................................................................150

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................150

REGISTRATION STATEMENT.......................................................153

FINANCIAL STATEMENTS.........................................................153

APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER...................A-1

                             INVESTMENT INFORMATION


     Each Fund is a separate operating series of Lehman Brothers Income Funds (formerly, Neuberger Berman Income Funds) ("Trust"), a Delaware statutory trust since December 29, 1992, that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

     At the close of business on June 10, 2005, Lehman Brothers CORE BOND Fund acquired all the assets and assumed all the liabilities of Ariel Premier Bond Fund, a series of Ariel Investment Trust. Prior to that date, Lehman Brothers CORE BOND Fund had no operations. Financial and performance information in this SAI prior to June 10, 2005 for each class of the Fund is that of each respective class of the Ariel Premier Bond Fund, the predecessor to the Lehman Brothers CORE BOND Fund for performance and accounting purposes.


     At the close of business on September 6, 2002, Lehman Brothers HIGH INCOME Bond Fund acquired all the assets and assumed all the liabilities of Lipper High Income Bond Fund, a series of The Lipper Funds, Inc., and Neuberger Berman HIGH YIELD Bond Fund, a prior series of the Trust. Prior to that date, Lehman Brothers HIGH INCOME Bond Fund had no operations.


     Through February 9, 2001, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES TRUST, Lehman Brothers SHORT DURATION BOND Fund and Neuberger Berman CASH RESERVES were organized as feeder funds in master-feeder structures rather than in a single level multiple-class structure. As feeder funds, they were series of the Trust and Neuberger Berman Income Trust. As of that date, those feeder funds reorganized into the Funds' Investor Class and Trust Class of units of beneficial interest ("shares"), respectively.


     The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:


     (1) 67% of the total shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented or


     (2) a majority of the outstanding shares of the Fund.

     These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."


     NB Management is responsible for the day-to-day management of Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers STRATEGIC INCOME Fund and Neuberger Berman CASH RESERVES. NB
Management has delegated day-to-day management to Lehman Brothers Asset Management, LLC ("Lehman Brothers Asset Management) for Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund.

Throughout this SAI, the term "Manager" refers to NB Management or Lehman Brothers Asset Management, as appropriate.

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

     Each Fund has the following fundamental investment policy:

     Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.


     A Fund's policy on "Investments in Any One Issuer" does not limit the Fund's ability to invest up to 100% of its total assets in a master portfolio with the same investment objective, policies and limitations as the Fund.

     For purposes of the investment limitation on concentration in a particular industry, each of Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers STRATEGIC INCOME Fund determines the "issuer" of a municipal obligation that is not a general obligation note or bond based on the obligation's characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under the Fund's quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets the Fund's quality restrictions without credit support, the Fund treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the only issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee.

     Each of Lehman  Brothers  CALIFORNIA  TAX-FREE MONEY Fund,  Lehman Brothers
MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES determines the "issuer" of a municipal obligation for purposes of its policy on industry concentration in accordance with the principles of Rule 2a-7 under the 1940 Act ("Rule 2a-7").

     Also, for purposes of the investment limitation on concentration in a particular industry, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit ("CDs") are interpreted to include similar types of time deposits.

     With respect to the limitation on borrowings, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund and Lehman Brothers STRATEGIC INCOME Fund may pledge assets in connection with permitted borrowings. For purposes of its limitation on commodities, Lehman Brothers CORE PLUS BOND Fund and Lehman Brothers SHORT DURATION Bond Fund do not consider foreign currencies or forward contracts to be physical commodities and

Lehman Brothers CORE BOND Fund does not consider forward contracts to be physical commodities.


     Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowing or illiquid securities, the Manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

     The fundamental investment policies and limitations of each Fund (unless otherwise indicated) are as follows:

     1. BORROWING (ALL FUNDS EXCEPT LEHMAN BROTHERS CORE BOND FUND). No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and (except for Lehman Brothers HIGH INCOME Bond Fund) not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33- 1/3% limitation.

     BORROWING (LEHMAN BROTHERS CORE BOND FUND). The Fund may not borrow money, except that it may borrow money from banks for temporary or emergency purposes and not for leveraging or investment; provided that borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, it will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.


     2. COMMODITIES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS SHORT DURATION BOND FUND AND NEUBERGER BERMAN CASH RESERVES). Lehman Brothers CORE BOND Fund, Lehman Brothers HIGH INCOME BOND Fund, Lehman Brothers MUNICIPAL SECURITIES Trust and Lehman Brothers SHORT DURATION Bond Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. For Lehman Brothers HIGH INCOME Bond Fund this restriction also shall not prohibit the Fund from purchasing foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments. Neuberger Berman CASH RESERVES may not purchase commodities or contracts thereon, but this restriction shall not prohibit the Fund from purchasing the securities of issuers that own interests in any of the foregoing.

     COMMODITIES (LEHMAN BROTHERS CORE PLUS BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Neither Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities other than foreign currency), foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

     COMMODITIES (LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND, LEHMAN BROTHERS MUNICIPAL MONEY FUND AND LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY
FUND). No Fund may purchase commodities or contracts thereon, but this restriction shall not prohibit each Fund from purchasing the securities of issuers that own interests in any of the foregoing.

     3. DIVERSIFICATION. No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities") or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or
(ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (Although not a fundamental limitation, Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES are subject to the diversification requirements under Rule 2a-7.)

     4. INDUSTRY CONCENTRATION (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST, AND LEHMAN BROTHERS SHORT DURATION BOND FUND). No Fund may invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to (i) U.S. Government and Agency Securities or (ii) investments by Lehman Brothers MUNICIPAL SECURITIES Trust in municipal securities.

     INDUSTRY CONCENTRATION (NEUBERGER BERMAN CASH RESERVES). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund normally will invest more than 25% of its total assets in the obligations of issuers having their principal business activities in the financial services industries or repurchase agreements on such obligations. This limitation does not apply to purchases of U.S. Government and Agency Securities.

     INDUSTRY CONCENTRATION (LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND, LEHMAN BROTHERS MUNICIPAL MONEY FUND AND LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND). No Fund may invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to
(i) U.S. Government and Agency Securities, (ii) investments by a Fund in CDs or banker's acceptances issued by domestic branches of U.S. banks, (iii) investments by a Fund in municipal securities.

     INDUSTRY CONCENTRATION (LEHMAN BROTHERS STRATEGIC INCOME FUND). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to purchases of U.S. Government and Agency Securities.


     5. LENDING. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, and for Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund and Lehman Brothers STRATEGIC INCOME Fund loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE (ALL FUNDS EXCEPT FOR LEHMAN BROTHERS CORE PLUS BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

     REAL ESTATE (LEHMAN BROTHERS CORE PLUS BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Neither Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, except that a Fund may
(i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.


     7. SENIOR SECURITIES. No Fund may issue senior securities, except as permitted under the 1940 Act.

     8. UNDERWRITING. No Fund may engage in the business of underwriting securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").


      The non-fundamental investment policies and limitations of Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund and Neuberger Berman CASH RESERVES, unless otherwise indicated are as follows:


     1. INVESTMENTS IN ANY ONE ISSUER (NEUBERGER BERMAN CASH RESERVES). The Fund may not purchase the securities of any one issuer (other than U.S. Government and Agency Securities or securities subject to a guarantee issued by a non-controlled person as defined in Rule 2a-7) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer.

     2. ILLIQUID SECURITIES. No Fund may purchase any security if, as a result, more than 15% of its net assets (10% in the case of Neuberger Berman CASH RESERVES) would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     3. BORROWING (LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND AND LEHMAN BROTHERS SHORT DURATION BOND FUND). No Fund may purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets. Lehman Brothers HIGH
INCOME Bond Fund does not currently intend to borrow for leveraging or investment.


     BORROWING (NEUBERGER BERMAN CASH RESERVES). The Fund will not invest more than 33-1/3% of total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 33-1/3% limit. As an operating policy, the Fund currently does not intend to invest more than 20% of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

     BORROWING (LEHMAN BROTHERS CORE BOND FUND). The Fund may not purchase securities if outstanding borrowings of money exceed 5% of its total assets.

     4. LENDING (NEUBERGER BERMAN CASH RESERVES, LEHMAN BROTHERS CORE BOND FUND AND LEHMAN BROTHERS SHORT DURATION BOND FUND). Except for the purchase of debt securities and engaging in repurchase agreements, the Funds may not make any loans other than securities loans.


     LENDING (LEHMAN BROTHERS CORE PLUS BOND FUND AND LEHMAN BROTHERS HIGH INCOME BOND FUND). Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Funds may not make any loans other than securities loans.

     5. MARGIN TRANSACTIONS. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. For Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund and Lehman Brothers SHORT DURATION Bond Fund, margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     6. BONDS AND OTHER DEBT SECURITIES (LEHMAN BROTHERS SHORT DURATION BOND FUND, LEHMAN BROTHERS CORE BOND FUND, AND LEHMAN BROTHERS CORE PLUS BOND FUND). Each Fund normally invests at least 80% of the sum of its net assets, plus any borrowings for investment purposes, in bonds and other debt securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders.

     High-Yield Bonds (Lehman Brothers HIGH INCOME Bond Fund). The Fund normally invests at least 80% of the sum of its net assets, plus any borrowings for investment purposes, in high-yield bonds (defined as fixed income securities rated in the lowest investment grade category (BBB/Baa) or lower or unrated bonds deemed by the managers to be of comparable quality). Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders.

     The non-fundamental investment policies and limitations of Lehman Brothers MUNICIPAL SECURITIES Trust are as follows:

     1. GEOGRAPHIC CONCENTRATION. The Fund will not invest 25% or more of its total assets in securities issued by governmental units located in any one state, territory, or possession of the United States (but this limitation does not apply to project notes backed by the full faith and credit of the United States).

     2. ILLIQUID SECURITIES. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     3.  BORROWING.   The  Fund  may  not  purchase  securities  if  outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

     4. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

     5. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.


     The non-fundamental investment policies and limitations of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund are as follows, unless otherwise indicated:


     1. GEOGRAPHIC CONCENTRATION (LEHMAN BROTHERS MUNICIPAL MONEY FUND). The Fund will not invest 25% or more of its total assets in securities issued by governmental units located in any one state, territory, or possession of the United States (but this limitation does not apply to project notes backed by the full faith and credit of the United States).

     2. ILLIQUID SECURITIES. No Fund may purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     3. BORROWING. No Fund intends to borrow, including any reverse repurchase agreements, an amount equal to more than 5% of its total assets, except for short-term credits to facilitate the clearance of redemptions.

     4. LENDING. Except for the purchase of debt securities, engaging in repurchase agreements and other customary uses, no Fund may make any loans other than securities loans.

     5. MARGIN TRANSACTIONS. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions.

     The non-fundamental investment policies and limitations of Lehman Brothers STRATEGIC INCOME Fund are as follows, unless otherwise indicated:

     1. ILLIQUID SECURITIES. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     2.  BORROWING.   The  Fund  may  not  purchase  securities  if  outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

     3. LENDING. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

     4. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     SENIOR SECURITIES: The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS
-------------------------------------------------


     For temporary defensive purposes, or to manage cash pending investment or payout, each Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, other money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the income from which generally will be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on certain other debt securities in which Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers STRATEGIC INCOME Fund normally invest. These investments may produce taxable income and after-tax yields for Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund that are lower than the tax-equivalent yields available on municipal securities at the time.

     In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") ("sales charge"), or service fee, as defined in rule 2830(b)(9) of those rules, in connection with its purchase or redemption of the money market fund's or unregistered fund's shares, or the Fund's investment adviser must waive a sufficient amount of its advisory fee to offset any sales charge or service fee.

     In addition, pursuant to an exemptive order received from the SEC, each Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. Under the exemptive order, a Fund that is a money market fund cannot invest in an unregistered fund that does not comply with Rule 2a-7.


ADDITIONAL INVESTMENT INFORMATION
---------------------------------


     The Funds may make the following investments, among others, some of which are part of the Funds' principal investment strategies and some of which are not. The principal risks of each Fund's principal investment strategies are also discussed in the Prospectuses. The Funds will not necessarily buy all of the types of securities or use all of the investment techniques that are described. In addition, certain strategies and investments may produce taxable income for the Funds.


      DESCRIPTION OF MUNICIPAL OBLIGATIONS (All Funds).
      -------------------------------------------------

     Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer's bond counsel at the time the obligations are issued.


     Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include private activity bonds, which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority. "Anticipation notes" are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

     The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).

     The Funds may purchase municipal securities that are secured by insurance or bank credit agreements. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into quation the insurers' continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security, if rated, will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may become worthless. The insurance feature of a municipal security guarantees the full and timely payment of principal and interest through the life of an insurance obligation. The insurance, however, does not guarantee the market value of the insured obligation or the net asset value of the Fund shares represented by such insured obligation.

     As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund's investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

     Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

     Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the "Rule"). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC's intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

     The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.


     From time to time, federal legislation has affected the availability of municipal obligations for investment by any Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of municipal obligations will not be enacted in the future. Additionally, the U.S. Supreme Court has heard arguments regarding a case from Kentucky involving the question of whether a state can exempt from state income tax interest on bonds issued by the state and municipalities located therein without exempting interest on other states' and municipalities' bonds. See "Additional Tax Information - Taxation of the Funds' Shareholders." Although how the Court might decide that case cannot be predicted now, it has the potential to affect the availability of municipal obligations for investment by the Funds, and the value of a Fund's assets could be materially and adversely affected. In either of these cases, Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman

Brothers MUNICIPAL SECURITIES Trust and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, would reevaluate its investment objective, policies, and limitations.


     The Internal Revenue Service ("Service") occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest a Fund earned was taxable, that interest could be deemed taxable retroactive to the time the Fund purchased the relevant security.

     Listed below are different types of municipal obligations:

     GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

     REVENUE BONDS. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities,
(5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral obligation" of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

     Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

     RESOURCE RECOVERY BONDS. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to- energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.


     MUNICIPAL LEASE OBLIGATIONS (LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND, LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS MUNICIPAL MONEY FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. A Fund will usually invest in municipal lease obligations through certificates of participation ("COPs"), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality's credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a "non-appropriation" clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to a Fund.


     MUNICIPAL NOTES. Municipal notes include the following:
     ---------------

     1. PROJECT NOTES are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development ("HUD"). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

     2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.


     3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.


     4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

     5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).

     6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     7. PRE-REFUNDED AND "ESCROWED" MUNICIPAL BONDS are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). Each Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.


     RESIDUAL INTEREST BONDS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST AND LEHMAN BROTHERS STRATEGIC INCOME FUND). A Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.

     TENDER OPTION BONDS (LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND, LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND LEHMAN BROTHERS MUNICIPAL MONEY FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND AND LEHMAN BROTHERS STRATEGIC INCOME
FUND). Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax- exempt rate. The Manager considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond's rating falls below investment grade. The tax treatment of tender option bonds is unclear, and Lehman Brothers MUNICIPAL SECURITIES TRUST will not invest in them unless the Manager has assurances that the interest thereon will be exempt from federal income tax.


     YIELD AND PRICE CHARACTERISTICS OF MUNICIPAL OBLIGATIONS (ALL FUNDS). Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

     Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of a Fund's investments, whereas a decline in interest rates generally will increase that value. The ability of each Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which a Fund invests (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

     POLICIES  AND  LIMITATIONS.   As  a  fundamental  policy,  Lehman  Brothers
MUNICIPAL SECURITIES Trust normally invests at least 80% of its total assets in municipal obligations.


     As a fundamental policy, Lehman Brothers MUNICIPAL MONEY Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities.

     As a fundamental policy, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities that produce interest that is exempt from federal income tax and New York state and New York city personal income taxes.

     As a fundamental policy, Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund normally invests at least 80% of its nets assets, plus any borrowings for investment purposes, in municipal securities that produce interest that is exempt from federal income tax and California personal income tax. Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, as a fundamental policy, also normally invests at least 80% of its nets assets, plus any borrowings for investment purposes, in securities the interest income on which is not a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").

     Lehman Brothers SHORT DURATION Bond Fund may invest up to 5% of its net assets in municipal obligations. Each of Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME FUND may invest up to 10% of its net assets in municipal obligations. Neuberger Berman CASH RESERVES may invest in municipal obligations that otherwise meet its criteria for quality and maturity. Lehman Brothers HIGH INCOME Bond Fund may invest in municipal obligations but has no current intention of doing so.


     Except as otherwise provided in the Prospectuses and this SAI, each Fund's investment portfolio may consist of any combination of the types of municipal obligations described in its Prospectuses or in this SAI. The proportions in which each Fund invests in various types of municipal obligations will vary from time to time.

     U.S. GOVERNMENT AND AGENCY SECURITIES (ALL FUNDS). "U.S. Government Securities" are obligations of the U.S. Treasury backed by the full faith and credit of the United States.


     "U.S. Government Agency Securities" are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Ginnie Mae, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (also known as SLM Corp. and formerly known as the Student Loan Marketing Association), Federal Home Loan Banks ("FHLB"), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the U.S. Treasury's discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a theoretical possibility of default. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. (See "Mortgage-Backed Securities," below.) The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.


     U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.


     Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers STRATEGIC INCOME Fund and Neuberger Berman CASH RESERVES may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.


     POLICIES AND LIMITATIONS. Neuberger Berman CASH RESERVES may invest 25% or more of its total assets in U.S. Government and Agency Securities. Under normal circumstances, Lehman Brothers HIGH INCOME Bond Fund may invest up to 20% of its total assets in U.S. Government and Agency Securities.


     Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers STRATEGIC INCOME Fund have no specific limits or requirements relating to the amount of assets invested in U.S. Government and Agency Securities; however, each of those Funds must invest according to its investment objective and policies.

     INFLATION-INDEXED SECURITIES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS SHORT DURATION BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). The Funds may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond.

     Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate.
Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

     Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because each Fund must distribute substantially all of its net income to its shareholders to avoid payment of federal income and excise taxes, a Fund may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.


     ILLIQUID SECURITIES (ALL FUNDS). Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by a Fund. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to it.

     POLICIES AND LIMITATIONS. Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers STRATEGIC INCOME Fund and Lehman Brothers MUNICIPAL SECURITIES Trust may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities (10% in the case of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES).


     REPURCHASE AGREEMENTS (ALL FUNDS). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.

     Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES may invest in repurchase agreements backed by non-traditional collateral. Non-traditional collateral may consist of corporate bonds, foreign sovereign debt, equity securities, and may be more volatile than traditional types of collateral.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities; no Fund may enter into a repurchase agreement with a maturity or put feature of more than seven days if, as a result, more than 15% (10% in the case of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES) of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) for Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers MUNICIPAL SECURITIES Trust, Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers STRATEGIC INCOME Fund, the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

     SECURITIES LOANS (ALL FUNDS EXCEPT LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND). Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by the Manager, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Funds do not have the right to vote on securities while they are on loan. However, it is the Funds' policy to attempt to terminate loans in time to vote those proxies that a Fund has determined are material to the interests of the Fund. The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers MUNICIPAL SECURITIES Trust and Neuberger Berman CASH RESERVES may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

     POLICIES AND LIMITATIONS. In order to realize income, each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by the Manager. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled "Cash Management and Temporary Defensive Positions" for information on how the cash collateral may be invested. A Fund does not count the collateral for purposes of any investment policy or limitation that requires that Fund to invest specific percentages of its assets in accordance with its principal investment program.

     For Neuberger Berman CASH RESERVES, investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 33-1/3% limitation. However, as an operating policy, Neuberger Berman CASH RESERVES does not currently intend to invest more than 20% of its total assets in reverse repurchase agreements and securities lending transactions in the aggregate.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). A Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. The Manager, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.


     POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% (10% in the case of the Lehman Brothers CALIFORNIA TAX-FREE MONEY

Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES) limit on investments in illiquid securities.


     COMMERCIAL PAPER (ALL FUNDS). Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.


     POLICIES AND LIMITATIONS. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to each Fund's 15% (10% in the case of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES) limit on investments in illiquid securities. Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund may invest only in commercial paper receiving the highest rating from Standard & Poor's ("S&P") (A-1) or Moody's Investors Service, Inc. ("Moody's") (P-1), or deemed by the Manager to be of equivalent quality.


     REVERSE  REPURCHASE  AGREEMENTS (ALL FUNDS EXCEPT LEHMAN BROTHERS CORE BOND
FUND). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in a Fund's net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.


     For  Lehman  Brothers  CALIFORNIA  TAX-FREE  MONEY  Fund,  Lehman  Brothers
MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES, their investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. The Funds generally will enter into a reverse repurchase agreement only if the Manager anticipates that the interest income from investment of the proceeds will be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In certain circumstances the proceeds from the reverse repurchase agreement may be invested for a longer period of time than the term of the agreement, such as where the Funds receive a large-scale redemption near noon, Eastern time, for Neuberger Berman CASH RESERVES or 3:00 p.m., Eastern time for Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund.


     POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to each Fund's obligations under the agreement.


     Each of Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond and Lehman Brothers STRATEGIC INCOME Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets. Lehman Brothers MUNICIPAL SECURITIES Trust may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets. Each of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund do not intend to borrow, including any reverse repurchase agreements, an amount equal to more than 5% of its total assets, except for short-term credits to facilitate the clearance of redemptions.


     Neuberger Berman CASH RESERVES may invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation. However, as an operating policy, Neuberger Berman CASH RESERVES does not currently intend to invest more than 20% of its total assets in reverse repurchase agreements and securities lending transactions in the aggregate.

     BANKING AND SAVINGS INSTITUTION SECURITIES (ALL FUNDS). These include CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers' acceptances in which the Funds invest typically are not covered by deposit insurance.

     A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     In addition, for the Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers STRATEGIC INCOME Fund and Lehman Brothers SHORT DURATION Bond Fund, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.


     FINANCIAL SERVICES OBLIGATIONS (LEHMAN BROTHERS MUNICIPAL MONEY FUND, LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND AND NEUBERGER BERMAN CASH RESERVES). Obligations of issuers in the financial services industries include, but are not limited to, CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations and repurchase agreements on such obligations issued by domestic and foreign banks, savings institutions, consumer and industrial finance companies, issuers of asset-backed securities, securities brokerage companies and a variety of firms in the insurance field.

     Because Neuberger Berman CASH RESERVES normally will concentrate more than 25% of its total assets in the obligations of companies in the financial services industries, it will have greater exposure to the risks associated with those industries, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and general economic conditions.

     CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

     POLICIES AND LIMITATIONS. Neuberger Berman CASH RESERVES normally will invest more than 25% of its total assets in the obligations of companies in the financial services industries and repurchase agreements on such obligations.

     VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES (ALL FUNDS). Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

     Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet a Fund's quality standards. Accordingly, in purchasing these securities, each Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. A Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. A Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.


     The Adjustable Rate Securities in which Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund invests are municipal obligations. Among the Adjustable Rate Securities in which Neuberger Berman CASH RESERVES may invest are so-called guaranteed investment contracts ("GICs") issued by insurance companies. In the event of insolvency of the issuing insurance company, the ability of the Fund to recover its assets may depend on the treatment of GICs under state insurance laws.

     POLICIES AND LIMITATIONS. Except for Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES, no Fund may invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, each Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit. Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES may invest in securities subject to demand features or guarantees as permitted by Rule 2a-7.


     For purposes of determining its dollar-weighted average maturity, each Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7. In calculating its dollar-weighted average maturity and duration, each Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, the Manager considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

     GICs are generally regarded as illiquid. Thus, Neuberger Berman CASH RESERVES may not invest in such GICs if, as a result, more than 10% of the value of its net assets would then be invested in such GICs and other illiquid securities.


     PURCHASES WITH A STANDBY COMMITMENT TO REPURCHASE (LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND, LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS MUNICIPAL MONEY FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). When a Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable "put" option held by a Fund that terminates if the Fund sells the obligations to a third party.

     The Funds may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. A Fund's ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, a Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

     Although each Fund does not currently intend to invest in standby commitments, each reserves the right to do so. By enabling a Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

     Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by a Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Fund's investment portfolio.


     POLICIES AND LIMITATIONS. Each Fund (except for Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund and Lehman Brothers STRATEGIC INCOME
Fund) will not invest in standby commitments unless it receives an opinion of counsel or a ruling of the Service that the interest the Fund earns on municipal obligations subject to a standby commitment will be exempt from federal income tax.

     No Fund will acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; a Fund will do so only to facilitate portfolio liquidity.

     PARTICIPATION INTERESTS (LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND, LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS MUNICIPAL MONEY FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). The Funds may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Manager to be creditworthy. A Fund has the right to sell the participation interest back to the bank, usually after seven days' notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although no Fund currently intends to acquire participation interests, each reserves the right to do so in the future.

     POLICIES AND LIMITATIONS. Each Fund (except for Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund and Lehman Brothers STRATEGIC INCOME
Fund) will not purchase a participation interest unless it receives an opinion of counsel or a ruling of the Service that the interest the Fund will earn on the municipal obligations in which it holds the participation interest will be exempt from federal income tax.

     MONEY MARKET FUNDS (ALL FUNDS). Each Fund may invest in the shares of money market funds that are consistent with its investment objective and policies. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause a Fund to bear proportionately the costs incurred by the other investment companies' operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.


     Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. No Fund intends to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.


     POLICIES AND LIMITATIONS. For cash management purposes, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7, whether or not advised by NB Management or an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See "Cash Management and Temporary Defensive Positions."


     Otherwise, a Fund's investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate.


     Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objective, policies and limitations as the Fund.


     OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in the shares of other investment companies that are consistent with its investment policies. Such investment may be the most practical or only manner in which the Fund can participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets or countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index.

     As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. No Fund intends to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     POLICIES AND LIMITATIONS. Except for investments in money market funds and unregistered funds operating in compliance with Rule 2a-7 for cash management purposes (see "Money Market Funds" for more information), a Fund's investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate.

     Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.


     MORTGAGE-BACKED SECURITIES (ALL FUNDS EXCEPT LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND, LEHMAN BROTHERS MUNICIPAL MONEY FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST AND LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae or Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.


     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

     Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

     Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Funds use an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

     Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

     Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund's quality standards. The Manager will, consistent with the Funds' investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

     POLICIES AND LIMITATIONS. A Fund may not purchase mortgage-backed securities that, in the Manager's opinion, are illiquid if, as a result, more than 15% (10% in the case of Neuberger Berman CASH RESERVES) of the Fund's net assets would be invested in illiquid securities.


     FREDDIE MAC COLLATERALIZED MORTGAGE OBLIGATIONS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, AND LEHMAN BROTHERS STRATEGIC INCOME
FUND). Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This "pass-through" of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.


     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac's minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.


     OTHER MORTGAGE-RELATED SECURITIES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     REAL ESTATE-RELATED INSTRUMENTS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Real estate-related instruments include shares of real estate investment trusts ("REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

     Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and failing to maintain exemption from the 1940 Act.

     The shares of a REIT are subject to its management fees and other expenses. Therefore, investments in REITs would cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. The Fund does not intend to invest in REITs unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable fees.

     POLICIES AND LIMITATIONS. Lehman Brothers HIGH INCOME Bond Fund may invest up to 20% of its total assets in real estate-related instruments, preferred stock, warrants, common stock or other equity securities.


     ASSET-BACKED SECURITIES (ALL FUNDS EXCEPT LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND, LEHMAN BROTHERS MUNICIPAL MONEY FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST AND LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND). Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.


     Certificates for Automobile Receivables[SM] ("CARS[SM]") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARS[SM] if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

     Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

     Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.


     Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers STRATEGIC INCOME Fund each may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.


     U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES (ALL FUNDS EXCEPT LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST). These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.


     POLICIES AND LIMITATIONS. These investments are subject to each Fund's quality, maturity, and duration standards. Each of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund may not invest in foreign debt securities except for domestic municipal instruments backed by letters of credit or other forms of credit enhancement issued by foreign banks which have a branch, agency or subsidiary in the United States.

     FOREIGN CURRENCY DENOMINATED SECURITIES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND,
LEHMAN  BROTHERS  STRATEGIC  INCOME FUND AND LEHMAN BROTHERS SHORT DURATION BOND
FUND). Foreign currency denominated securities are denominated in or indexed to foreign currencies, including (1) CDs (including similar time deposits), commercial paper, and bankers' acceptances issued by foreign banks, (2) obligations of other corporations, and (3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.


     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

     The risks of foreign investing are generally heightened in emerging markets. Securities traded in certain emerging market countries may be subject to risks in addition to risks typically posed by foreign debt investing due to the inexperience of financial intermediaries, the lack of modern technology and lack of a sufficient capital base to expand business operations.


     POLICIES AND LIMITATIONS. Each Fund (except for Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME
Fund) may invest up to 25% of its total assets in foreign securities denominated in or indexed to foreign currencies.

     Each of Lehman Brothers CORE BOND Fund and Lehman Brothers CORE PLUS BOND Fund normally will not invest more than 15% of its total assets in non-US dollar denominated securities. Additionally, Lehman Brothers CORE PLUS BOND Fund will normally not invest more than 10% of its total assets at the time of investment in obligations of issuers in emerging market countries.


     Lehman Brothers STRATEGIC INCOME Fund normally will not invest more than 25% of its total assets at the time of investment in obligations of issuers in emerging market countries.

     Within each Fund's limitations, no Fund is restricted in the amount it may invest in securities denominated in any one foreign currency.

     There are other investments that may subject a Fund to foreign currency risk that are not subject to a Fund's limits on investments in foreign securities denominated in or indexed to foreign currencies (e.g., American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or International Depositary Receipts ("IDRs") on foreign securities which are denominated in or indexed to foreign currencies or investments in U.S. companies that have substantial exposure to foreign countries).


     DEPOSITARY RECEIPTS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Depositary receipts represent interests in underlying securities issued by a foreign company. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. GDRs and IDRs are typically issued by foreign banks or trust companies and involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

     Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

     POLICIES  AND   LIMITATIONS.   Each  Fund  will  limit  its  investment  in
unsponsored ADRs to no more than 5% of the value of its net assets.


     DOLLAR ROLLS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS SHORT DURATION BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). In a "dollar roll," a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.


     POLICIES AND LIMITATIONS. Dollar rolls are considered borrowings for purposes of a Fund's investment policies and limitations concerning borrowings.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS (ALL FUNDS). These transactions involve a commitment by each Fund to purchase securities that will be issued at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued and delayed delivery transactions enable a Fund to "lock in" what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued and delayed-delivery transactions are subject to the risk that a counterparty may fail to complete the sale of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, each Fund will enter into transactions with established counterparties and the managers will monitor the creditworthiness of such counterparties.

     The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because a Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund's interests. The purchase of securities on a when-issued basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

     When-issued and delayed-delivery transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase obligations.


     POLICIES AND LIMITATIONS. Each of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund may not invest more than 10% of its total assets in when-issued securities. A Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

     Lehman Brothers CORE BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Lehman Brothers CORE PLUS BOND Fund, Fund, Lehman Brothers STRATEGIC INCOME Fund, Lehman Brothers MUNICIPAL SECURITIES Trust and Neuberger Berman CASH RESERVES may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.


     When a Fund purchases securities on a when-issued or delayed delivery basis, the Fund, until payment is made, will deposit in a segregated account with its custodian, or designate on its records as segregated, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases.

     LEVERAGE (ALL FUNDS). A Fund may make investments while borrowings are outstanding and may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in a Fund's NAV. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to that Fund's shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions and when-issued and delayed delivery transactions may create leverage.

     POLICIES AND LIMITATIONS. Each Fund may borrow money from banks for temporary or emergency purposes and, for all Funds except Neuberger Berman CORE BOND Fund, enter into reverse repurchase agreements for any purpose, as long as such borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).


     However, as a non-fundamental policy, each of Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond and Lehman Brothers STRATEGIC INCOME Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets. Lehman Brothers HIGH INCOME Bond Fund does not currently intend to borrow for leveraging or investment. Lehman Brothers MUNICIPAL SECURITIES Trust may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.


     Each of Lehman Brothers MUNICIPAL MONEY and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund do not intend to borrow, including any reverse repurchase agreements, an amount equal to more than 5% of its total assets, except for short-term credits to facilitate the clearance of redemptions.

     Neuberger Berman CASH RESERVES may invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation. However, as an operating policy, Neuberger Berman CASH RESERVES does not currently intend to invest more than 20% of its total assets in reverse repurchase agreements and securities lending transactions in the aggregate.


     OPTIONS AND FORWARD CONTRACTS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). As described below, these instruments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The Fund may use any or all types of these instruments at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized instrument will be a function of numerous variables, including market conditions.

     FUTURES CONTRACTS AND OPTIONS THEREON (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS SHORT DURATION BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). The Funds may purchase and sell interest rate and bond index futures contracts and options thereon, and Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers STRATEGIC INCOME Fund may purchase and sell foreign currency futures contracts (with interest rate and bond index futures contracts, "Futures" or "Futures Contracts") and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of Futures permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities.

     Each Fund may invest in (1) interest rate and bond index futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Fund.

     Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and STRATEGIC INCOME Fund may also invest in Futures and options thereon for investment purposes. For example, the Fund may purchase a currency futures contract or a call option thereon when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

     A "sale" of a Futures Contract (or a "short" Futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a Futures Contract (or a "long" Futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain Futures, including bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

     U.S. Futures (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); Futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.


     Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month. This may result in a profit or loss. While Futures

Contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

     "Margin" with respect to Futures is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund's Futures positions. The margin deposit made by a Fund when it enters into a Futures Contract ("initial margin") is intended to assure its performance of the contract. If the price of the Futures Contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the Futures Contract cause the margin on deposit to exceed the required margin, the excess will be paid to the Fund. In computing its daily NAV, each Fund marks to market the value of its open Futures positions. A Fund also must make margin deposits with respect to options on Futures that it has written (but not with respect to options on Futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on Futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although each Fund believes that the use of Futures Contracts will benefit it, if the Manager's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, a Fund's overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.

     When a Fund invests in Futures for hedging purposes, at best, the correlation between changes in prices of Futures and of the securities and currencies being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's Futures position and the securities held by or to be purchased for the Fund. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

     Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.


     POLICIES AND LIMITATIONS. Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME Fund may purchase and sell Futures and options thereon for hedging and non-hedging purposes.

     Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers MUNICIPAL SECURITIES Trust may purchase and sell interest rate and bond index futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers HIGH INCOME Bond Fund engage in foreign currency Futures and options transactions thereon in an attempt to hedge against changes in prevailing currency exchange rates. Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers MUNICIPAL SECURITIES do not engage in transactions in Futures or options thereon for speculation.

     CALL OPTIONS ON SECURITIES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS STRATEGIC INCOME FUND AND LEHMAN BROTHERS SHORT DURATION BOND FUND). Each Fund may write covered call options and may purchase call options. The purpose of writing covered call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund's NAV) or to earn premium income. Fund securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.


     When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. That Fund receives a premium for writing the option. When writing call options, each Fund writes only "covered" call options on securities it owns. So long as the obligation of the call option continues, that Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. A Fund may be obligated to deliver securities underlying a call option at less than the market price.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Funds will not do), but is capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

     If a call option that a Fund has written expires unexercised, that Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A Fund may purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.


     POLICIES AND LIMITATIONS. The Funds may write covered call options and may purchase call options on debt securities and foreign currencies in its portfolio for hedging purposes, and for Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME Fund, for non-hedging purposes.


     Each Fund may write covered call options for the purpose of producing income. Each Fund will write a call option on a security or currency only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.


     PUT OPTIONS ON SECURITIES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS STRATEGIC INCOME FUND AND LEHMAN BROTHERS SHORT DURATION BOND FUND). Each Fund may write and purchase put options on securities. A Fund will receive a premium for writing a put option, which obligates that Fund to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. A Fund may be obligated to purchase the underlying security at more than its current value.


     When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. A Fund might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

     Fund securities on which put options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.


     POLICIES AND LIMITATIONS. Each Fund may write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV). However, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME Fund also may use put options for non-hedging purposes.

     GENERAL INFORMATION ABOUT SECURITIES OPTIONS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS SHORT DURATION BOND FUND, LEHMAN BROTHERS STRATEGIC INCOME FUND AND NEUBERGER BERMAN CASH RESERVES). The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.


     Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) that Fund originally sold (or purchased) the option. There can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty's insolvency, a Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which the Funds may engage in OTC options transactions.

     The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Fund's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

     A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying market that cannot be reflected in the options markets.

     POLICIES AND LIMITATIONS. The assets used as cover (or segregated) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other investment except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may by multiplied by a formula value. The seller of the obligation is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     FORWARD FOREIGN CURRENCY CONTRACTS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS STRATEGIC INCOME FUND AND LEHMAN BROTHERS SHORT DURATION BOND FUND). Each Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("Forward Contracts"). Each Fund may enter into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities. Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME Fund may also purchase and sell Forward Contracts for non- hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's investment portfolio.


     Forward Contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a Forward Contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in Forward Contract prices. Closing purchase transactions with respect to Forward Contracts are usually made with the currency dealer who is a party to the original Forward Contract.

     The Manager believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a Forward Contract to sell that foreign currency or a proxy-hedge involving a Forward Contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if the Manager is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

     POLICIES AND LIMITATIONS. Lehman Brothers HIGH INCOME Bond Fund and Lehman Brothers SHORT DURATION Bond Fund do not engage in transactions in Forward Contracts for speculation; they view investments in Forward Contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them.


     Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME Fund may invest in Forward Contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them. Each Fund may also invest in foreign currency derivative instruments, including Forward Contracts, for non-hedging purposes.

     OPTIONS ON FOREIGN CURRENCIES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS STRATEGIC INCOME FUND AND LEHMAN BROTHERS SHORT DURATION BOND FUND). Each Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.


     POLICIES AND LIMITATIONS. The Funds would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividends, interest, or other payments on those securities.


     Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME Fund may also use put and call options on foreign currencies for non-hedging purposes.

     COMBINED TRANSACTIONS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument (as defined below) as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

     REGULATORY LIMITATIONS ON USING FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES, AND FORWARD CONTRACTS (COLLECTIVELY, "HEDGING INSTRUMENTS") (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN
BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS SHORT DURATION BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). To the extent a Fund sells or purchases Futures Contracts and/or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     COVER FOR FINANCIAL INSTRUMENTS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN
BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS SHORT DURATION BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Futures, options on Futures, options on securities, securities indices and foreign currencies, and Forward Contracts may be referred to in this Statement of Additional Information as "Financial Instruments." The Funds will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian, or designate on its records as segregated, the prescribed amount of cash or appropriate liquid securities. Such segregated assets cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to the Fund.

     GENERAL RISKS OF FINANCIAL INSTRUMENTS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS SHORT DURATION BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). The primary risks in using Financial Instruments for hedging are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and changes in the prices of Financial Instruments;
(2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. In using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected by the Portfolio Manager to resemble or offset that of the Fund's underlying securities or currency. There can be no assurance that a Fund's use of Financial Instruments will be successful.

     Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME Fund may also use these instruments for non-hedging purposes which adds additional risk of loss because the Fund may not have an offsetting position in the underlying instrument.


     A Fund's use of Financial Instruments may be limited by certain provisions of the Code with which it must comply if it is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information -- Taxation of the Funds."

     The Funds are not obligated to use any Financial Instruments and make no representations as to the availability or use of these techniques at this time or at any time in the future.

     POLICIES AND LIMITATIONS. When using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. The Manager intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.


     INDEXED SECURITIES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS STRATEGIC INCOME FUND AND LEHMAN BROTHERS SHORT DURATION BOND FUND). Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers STRATEGIC INCOME Fund may invest in securities whose value is linked to interest rates, commodities, foreign currencies, indices, or other financial indicators ("indexed securities"). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

     Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund and Lehman Brothers STRATEGIC INCOME Fund may invest in various securities that are intended to track broad-based, U.S. market indices, including Standard & Poor's Depository Receipts ("SPDRs"), Diamonds, and Nasdaq-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 Index stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average ("DJIA") and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Nasdaq-100 shares represent ownership in the Nasdaq-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the Nasdaq-100 Index. Nasdaq-100 Shares are designed to track the performance and dividend yield of the Nasdaq-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. Nasdaq-100 Shares are listed on the Nasdaq Stock Market ("Nasdaq").


     Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.


     SWAP AGREEMENTS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS SHORT DURATION BOND FUND, LEHMAN BROTHERS STRATEGIC INCOME FUND AND LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST). To help enhance the value of its portfolio or manage its exposure to different types of investments, each Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate "caps," "floors," and "collars." Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund and Lehman Brothers STRATEGIC INCOME Fund may also enter into other types of swap agreements, including total return swaps, asset swaps, currency swaps and credit default swaps, and may purchase and write (sell) options thereon for hedging and non-hedging purposes.


     Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

     Swap agreements can take many different forms and are known by a variety of names, including, but not limited to, interest rate swaps, mortgage swaps, total return swaps (where the parties exchange interest for the total return of a security or index), asset swaps (where parties exchange assets, typically a debt security), currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies) and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

     In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. Mortgage swap agreements are similar to interest-rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.


     In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME Fund may act as either the buyer or the seller of a credit default swap. Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

     Credit default swaps allow Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection.


     A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid.

     POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, each Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.


     ZERO COUPON SECURITIES, STEP COUPON SECURITIES, DISCOUNT OBLIGATIONS AND PAY-IN-KIND SECURITIES (ALL FUNDS). Each Fund may invest in zero coupon securities; Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers STRATEGIC INCOME Fund may also invest in step coupon securities; and Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund and Lehman Brothers STRATEGIC INCOME Fund may also invest in pay-in-kind securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers STRATEGIC INCOME Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.


     Zero coupon and step coupon securities are redeemed at face value when they mature. The discount on zero coupon and step coupon securities ("original issue discount" or "OID") must be taken into income ratably by each Fund prior to the receipt of any actual payments. Pay-in-kind securities pay interest through the issuance of additional securities.

     Because each Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon, step coupon and pay-in-kind securities) each year for federal income and excise tax purposes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information -Taxation of the Funds."

     The market prices of zero coupon, step coupon, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities and discount obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.


     LOWER-RATED DEBT SECURITIES (LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS SHORT DURATION BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. These securities are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.

     During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     At certain times in the past, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur.

     The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.


     Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund and Lehman Brothers STRATEGIC INCOME Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.


     See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody's.

     POLICIES AND LIMITATIONS. Lehman Brothers HIGH INCOME Bond Fund currently intends to invest at least 80% of total assets under normal market conditions in debt securities rated by at least one nationally recognized statistical rating agency ("NRSRO") in the lowest investment grade category (BBB/Baa) or lower or unrated securities of comparable quality. This policy does not apply to collateral received for securities lending.

     Lehman Brothers HIGH INCOME Bond Fund also normally invests at least 80% of the sum of its net assets, plus any borrowings for investment purposes, in high-yield bonds (defined as fixed income securities rated in the lowest investment grade category (BBB/Baa) or lower or unrated bonds deemed by the managers to be of comparable quality). Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders.

     Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund and Lehman Brothers STRATEGIC INCOME Fund do not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal but may do so depending on market conditions. Lehman Brothers HIGH INCOME Bond Fund considers bonds rated by at least one NRSRO below the fourth highest category to be lower-rated securities or "junk bonds."


     Lehman Brothers SHORT DURATION Bond Fund may invest up to 10% of its net assets in lower-rated debt securities; Lehman Brothers SHORT DURATION Bond Fund will not invest in such securities unless, at the time of purchase, they are rated at least B by Moody's or S&P or, if unrated by either of those entities, deemed by the Portfolio Managers to be of comparable quality. Lehman Brothers SHORT DURATION Bond Fund may hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permitted by the Fund's investment policies. Lehman Brothers SHORT DURATION Bond Fund, considers bonds rated no higher than the 5th or 6th category to be lower-rated debt securities.


      Lehman Brothers CORE PLUS BOND Fund normally will not invest more than 20% of its total assets at the time of investment in lower-rated debt securities. The Fund considers bonds rated BB/Ba or lower, or unrated bonds deemed by the Manager to be of comparable quality, to be lower-rated debt securities.

     DIRECT DEBT INSTRUMENTS (LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under "Foreign Securities" in this SAI.


     Because the Fund's ability to receive payments in connection with loan participations depends on the financial condition of the borrower, the Manager will not rely solely on a bank or other lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrowers. The

Manager's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by the Manager and the original lending institution.

     There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

     Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

     POLICIES AND LIMITATIONS. To the extent direct debt is deemed illiquid, such an investment is subject to each Fund's 15% limitation on illiquid securities.

     The Fund's policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Fund. In combination, the Fund's policies and the SEC staff's interpretations may limit the amount the Fund can invest in loan participations.


     CONVERTIBLE SECURITIES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

     The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund's ability to achieve its investment objective.


     POLICIES AND LIMITATIONS. Securities convertible into common stock are not subject to Lehman Brothers HIGH INCOME Bond Fund's or Lehman Brothers CORE PLUS BOND Fund's percentage limitation on equity securities.


     Lehman Brothers CORE BOND Fund normally will not invest more than 5% of its total assets in convertible securities and preferred securities.


     PREFERRED STOCK (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     POLICIES AND LIMITATIONS. Lehman Brothers HIGH INCOME Bond Fund may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities. Lehman Brothers CORE PLUS BOND Fund may invest up to 5% of its total assets in preferred stock, warrants, common stock or other equity securities.


      Lehman Brothers CORE BOND Fund normally will not invest more than 5% of its total assets in convertible securities and preferred securities.


      WARRANTS (LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     POLICIES AND LIMITATIONS. Lehman Brothers HIGH INCOME Bond Fund may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities.

     Lehman Brothers STRATEGIC INCOME Fund normally will not invest more than 10% of its total assets in rights, warrants or common stock.


     Lehman Brothers CORE PLUS BOND Fund may invest up to 5% of its total assets in preferred stock, warrants, common stock or other equity securities.

     SHORT SALES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME
FUND). The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that the Manager believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.


     The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

     The Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

     The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

     POLICIES AND LIMITATIONS. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     RISKS OF FIXED INCOME SECURITIES (ALL FUNDS). Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk").

     Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

     CALL RISK. Some debt securities in which a Fund may invest are also subject to the risk that the issuer might repay them early ("call risk"). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a Fund holding a callable security may not enjoy the increase in the security's market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

     RATINGS OF FIXED INCOME SECURITIES. The Funds may purchase securities rated by S&P, Moody's, Fitch, Inc. or any other NRSRO (please see the Prospectuses for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds mainly refer to ratings assigned by S&P, Moody's, and Fitch, Inc., which are described in Appendix A. Each Fund may also invest in unrated securities that are deemed comparable in quality by the Manager to the rated securities in which the Fund may permissibly invest.


     HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P, Moody's or Fitch, Inc., in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality. If two or more NRSROs have rated a security, at least two of them must rate it as high quality if the security is to be eligible for purchase by Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund or Neuberger Berman CASH RESERVES.


     INVESTMENT GRADE DEBT SECURITIES. An investment grade debt security is a security that has received ratings, from at least one NRSRO that has rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by the Manager to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. If a security receives one rating in one of the four highest rating categories and another below the fourth highest category, it will be considered investment grade (except for Lehman Brothers HIGH INCOME Bond Fund which considers bonds rated below the fourth highest rating category by one NRSRO to be a lower-rated debt security).

     LOWER-RATED DEBT SECURITIES. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated debt securities.

     RATINGS DOWNGRADES. Subsequent to its purchase by a Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by that Fund.


     In such a case, with respect to Lehman Brothers SHORT DURATION Bond Fund, the Manager will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund's holdings of securities that are considered by the Fund to be below investment grade will not exceed 10% of its net assets. With respect to Lehman Brothers CORE BOND Fund and Lehman Brothers CORE PLUS BOND Fund, the Manager will consider whether to continue holding the security. However, the Manager will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure Lehman Brothers CORE BOND Fund holdings of securities that are considered by the Fund to be below investment grade will not exceed 5% of its net assets.

     Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers MUNICIPAL SECURITIES Trust may hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permissible under the Fund's investment policies. With respect to Neuberger Berman CASH RESERVES, Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, the Manager will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7.


     DURATION AND MATURITY. Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

     For all Funds except the money market funds, the Manager utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

     Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


     Under normal conditions, Lehman Brothers CORE BOND Fund and Lehman Brothers CORE PLUS BOND Fund seeks to maintain its target duration within one year (and generally within a maximum of two years) of the average duration of the bonds in the Lehman Brothers U.S. Aggregate Bond Index.

     Each of Lehman  Brothers  CALIFORNIA  TAX-FREE MONEY Fund,  Lehman Brothers
MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES has a policy of investing in instruments with maturities of 397 days or less. For purposes of complying with this policy, a Fund will determine the maturity of an instrument in accordance with the requirements of Rule 2a-7. Rule 2a-7 permits a Fund to shorten the maturity of a particular instrument in circumstances in which the instrument is subject to certain types of demand features or interest-rate-reset provisions. Rule 2a-7 also requires each Fund to maintain a dollar-weighted average portfolio maturity of no more than 90 days. Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund each has a stricter standard for maturity and seeks to maintain a dollar-weighted average portfolio maturity of no more than 60 days.


     Lehman Brothers HIGH INCOME Bond Fund has no limits on the maturity of its individual investments. However, it normally expects to have a weighted average portfolio maturity between five and ten years. Lehman Brothers SHORT DURATION Bond Fund's dollar-weighted average duration will not exceed three years, although the Fund may invest in individual securities of any duration. Lehman Brothers MUNICIPAL SECURITIES Trust's dollar-weighted average duration will not exceed ten years.

     Lehman Brothers STRATEGIC INCOME Fund may invest in securities of any maturity and does not have a target average duration.

     RISKS OF EQUITY SECURITIES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND, LEHMAN BROTHERS HIGH INCOME BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Equity securities in which Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund and Lehman Brothers STRATEGIC INCOME Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Equity securities in which Lehman Brothers CORE BOND may invest include convertible securities and preferred securities. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.


     To the extent this Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.


     POLICIES AND LIMITATIONS. Lehman Brothers CORE BOND Fund normally will not invest more than 5% of its total assets in convertible securities and preferred securities.

     Lehman Brothers CORE PLUS BOND Fund may invest up to 5% of its total assets in preferred stock, warrants, common stock or other equity securities.

     Lehman Brothers HIGH INCOME Bond Fund may invest up to 20% of its total assets in real estate-related instruments, preferred stock, warrants, common stock or other equity securities.


     Lehman Brothers STRATEGIC INCOME Fund normally will not invest more than 10% of its total assets in rights, warrants or common stock.


     MASTER LIMITED PARTNERSHIPS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Master limited partnerships ("MLPs") are limited partnerships in which the ownership units (i.e., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter ("OTC") market. Many MLPs operate in the oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the partnership level. Annual income, gains, losses and deductions of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of the partnership.


     Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

     The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the unitholder even after the units are sold.


     POLICIES AND LIMITATIONS. Under certain circumstances, an MLP could be deemed an investment company. If that occurred, a Fund's investment in its securities would be limited by the 1940 Act. See "Other Investment Companies."

     CANADIAN INCOME TRUSTS (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Canadian income trusts commonly hold debt or equity securities in, or are entitled to receive royalties from, an underlying active business. The income trust structure is typically adopted by businesses that require a limited amount of capital in maintenance and that generate stable cash flows. The value of an income trust can rise or fall for the same reasons that affect equity securities or because of changes to interest rates.


     An investment in units of Canadian income trusts is not the equivalent of owning shares in a corporation. Unit holders do not have the statutory rights normally associated with owning shares in a corporation. Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates and other economic factors. Typically, income trusts are more volatile than fixed-income securities and preferred shares. The value of income trust units may decline significantly if they are unable to meet distribution targets. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust

(which include a fund that invests in the income trust) could be held responsible for such obligations. Certain, but not all, jurisdictions have enacted legislation to protect investors from some of this liability.


     There is also a risk that the tax rules relating to income trusts may change in a way that is negative to their investors. Indeed, part of the attractiveness of Canadian income trusts to investors is that they have been treated as "mutual fund trusts" under Canadian law and thus able to avoid Canadian income tax at the trust level). In October 2006, however, the Canadian Finance Minister announced plans to introduce a tax on Canadian income trusts, and that announcement resulted in a massive sell-off on Toronto markets of income trusts' (especially oil and gas trusts') shares.

     POLICIES AND LIMITATIONS. Under certain circumstance, a Canadian income trust could be deemed an investment company. If that occurred, a Fund's investment in its units would be limited by the 1940 Act. See "Other Investment Companies."

     STRIPPED SECURITIES (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.


     Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.


     STRIPPED MORTGAGE BACKED SECURITIES (SMBS) (LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.


     TERRORISM RISKS (ALL FUNDS). Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on United States and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.

         SPECIAL RISK CONSIDERATIONS FOR LEHMAN BROTHERS CALIFORNIA TAX
                                FREE MONEY FUND

     Because the Fund invests primarily in California municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the "State") and its municipalities, authorities and other instrumentalities that issue such securities. The following information is based on information available as of the date of this Statement of Additional Information primarily from official statements relating to securities offerings of the State.

     Summarized below are important financial concerns relating to the Fund's investments in California municipal securities. This section is not intended to be a comprehensive description of all risks involved in investing in California municipal securities. The information contained in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State.

     GENERAL ECONOMIC CONDITIONS. The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, construction, and services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

     Since early 2001, the State has faced severe financial challenges. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. In recent years, the State has derived a significant portion of its revenue from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenue has been and may be volatile.

     The State's economy recovered somewhat in 2004, with job growth in both Southern and Northern California. Housing construction and resale markets were particularly strong, particularly while interest rates were low, but these markets started slowing in 2006 and began declining in 2007. Higher energy prices have also contributed to the decline in the State's revenues.

     California's geographic location subjects it to earthquake risks. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

     CONSTRAINTS ON THE BUDGET PROCESS. Approved in March 2004 with the State's Economic Recovery Bonds, Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

     If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from (a) acting on any other bills, or (b) adjourning in joint recess until such legislation is passed.

     Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

     Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provision of services from tax proceeds to non-tax proceeds.

     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools.

     Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the Fund's portfolio.

     Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

     EFFECT OF OTHER STATE LAWS ON BOND OBLIGATIONS. Some of the municipal securities that the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real
property.   Debt  obligations  payable  solely  from  revenues  of  health  care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

     STATE BUDGETS. 2005 BUDGET ACT. The initial 2005 Governor's Budget, released January 2005, projected that revenues for the 2005-06 fiscal year would increase from the prior year by about $5.2 billion, as a result of the improving economy. However, under existing programs and laws, the Governor stated that expenditures would increase by $10 billion. To close an estimated $9 billion budget gap, the Governor proposed a number of budget solutions, without tax increases, to be coupled with fundamental reforms which would have to be approved by the voters. In the May Revision to the 2005-06 Governor's Budget proposal, the Administration estimated that improved revenues from stronger economic conditions had reduced the budget gap to about $4 billion. This permitted the Administration to revise its projected budget solutions.

     The 2005 Budget Act was signed by the Governor in July 2005. General Fund revenues and transfers were projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The 2005 Budget Act contained General Fund appropriations of $90 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 was funded by using a part of the $9.6 billion fund balance at June 30, 2005. The June 30, 2006 reserve was projected to be $1.3 billion. About $900 million of this reserve was set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005. The 2005 Budget Act was substantially similar to the Governor's May Revision proposals.

     2006 BUDGET ACT. The 2006-07 Governor's Budget, released January 2006, estimated that the operating deficit for 2006-07 would be $6.3 billion. About $1.6 billion of this gap, however, was based on prepayments and scheduled payments from the General Fund to other funds and sources, which were used to balance earlier budgets, leaving what the Administration termed as an "effective operating deficit" of about $4.7 billion.

     The final 2006 Budget Act was signed by the Governor in June 2006, along with a series of companion implementing bills. The final 2006 Budget Act enacted a spending plan of about $127.9 billion, of which $101.3 billion was from the General Fund, an increase of 9.2 percent over the prior year. The Governor vetoed spending of about $112 million ($62 million General Fund). General Fund revenues and transfers were projected to be about $94.4 billion, a 1.7 percent increase. The difference was made up by applying a portion of the $9 billion reserve at June 30, 2006. While the "operating shortfall" between revenues and expenditures was $6.9 billion, the Administration stated that $2.1 billion was to go into reserves, and another $2.8 billion would be used to repay and prepay prior budgetary loans, leaving a much smaller "effective operating deficit." The final 2006 Budget Act closely resembled the plan presented by the Governor in the 2006 May Revision.

     2007 BUDGET ACT. The Governor's Budget for the 2007-08 fiscal year proposed a balanced budget based on General Fund revenues and transfers of $101.3 billion, an increase of about 7 percent from the prior year, with expenditures of $103.1 billion, a 1 percent increase from the prior year and prior year reserves making up the difference. The proposal projected a reserve balance at June 30, 2008 of $2.1 billion, including $1.5 billion in the Budget Stabilization Account.

     The final 2007 Budget Act was signed by the Governor in August 2007, along with trailer bill legislation. The final 2007 Budget Act enacted a spending plan of about $145.5 billion, of which $102.2 billion would be from the General Fund, an increase of 0.6 percent over the prior year. The Governor vetoed spending of $703 million in the General Fund and $240 billion in Special and Bond Funds. General Fund revenues and transfers were projected to be about $105 billion. The budget contained a total available reserve of $4.1 billion (including $1.5 billion in the Budget Stabilization Account and $2.6 billion in the regular reserve.

     Updated estimates contained in the 2008-09 Governor's Budget released on January 10, 2008 show the General Fund condition has deteriorated since the enactment of the 2007 Budget Act. Revenue estimates for 2007-08 are now expected to total $96.4 billion, $4.8 billion below the forecast that was used for the enactment of the 2007 Budget. Consequently, rather than having a $4.1 billion reserve as had been projected, the State faces a 2007-08 fiscal year-end deficit of $3.3 billion that is predicted by the Governor to grow to $14.5 billion dollars in 2008-09 if the Legislature does not adopt his proposed budget reductions. In comparison, fiscal projections issued by the Legislative Analyst's Office on November 17, 2007, estimates 2007-08 revenue to total $98.9 billion and a 2007-08 year-end deficit of $1.9 billion that is predicted to grow to $8 billion in 2008-09.

     2008-09 BUDGET PROPOSAL. The Governor's Budget for the 2008-09 fiscal year proposes a balanced budget based on General Fund revenues and transfers of $102.9 billion, an increase of about 2.1 percent from the prior year, with General Fund expenditures of $100.9 billion, a decline of about 2.3 percent from the prior year. The proposal projects a reserve balance of $2.7 billion.

     The 2008-09 Budget relies on a number of fiscal proposals to close the projected operating deficit, including delaying a scheduled $1.5 billion pre-payment on outstanding deficit-financing bonds and issuing an additional $3.3 billion in deficit-financing bonds; accruing tax revenues received in 2009-10 to

2008-09; reducing K-14 education spending in the current year and suspending the Proposition 98 minimum guarantee in 2008-09; 10 percent across-the-board reductions to all departments and programs, boards, commissions and elected offices in the General Fund (unless the reduction is in conflict with the State constitution or impractical); and other proposals, all of which will have to be negotiated with the Legislature. On January 10, 2008, the Governor declared a budget fiscal emergency and called for a special session of the Legislature pursuant to Proposition 58 to begin implementation of his budget proposals.

     FUTURE BUDGETS. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

     STATE INDEBTEDNESS. GENERAL OBLIGATION BONDS AND REVENUE BONDS. As of January 1, 2008, the State had outstanding approximately $72.6 billion of long-term general obligation bonds and $11.3 billion of lease-purchase debt supported by the General Fund. The State also had about $12.3 billion of general obligation bonds which were supported by other revenues including economic recovery bonds payable from a special sales tax. As of January 1, 2008, the State had about $60.9 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $3.2 billion of authorized and unissued economic recovery bonds. These figures include $42.7 billion of new general obligation bonds approved by the voters at the November 2006 election.

     RATINGS. As of January 1, 2008, the State's general obligation bonds were rated A1 by Moody's Investors Service, A+ by Standard & Poor's, and A+ by Fitch Ratings. It is not presently possible to determine whether, or the extent to which, Moody's Investors Service, Standard & Poor's, or Fitch Ratings will change such ratings in the future.

     FUTURE INITIATIVES. In May 2006, the Legislature adopted a package of bills providing part of the infrastructure financing plan requested by the Governor. The main components of this package included four proposed bond measures on the November 2006 ballot, containing the following elements: (i) $19.9 billion for transportation, air quality, port security and related projects; (ii) $10.4 billion for K-12 school construction and rehabilitation and higher education facilities; (iii) $4.1 billion for levee repair, flood control and related projects, and (iv) $2.9 billion for various housing programs. In addition, there was a constitutional amendment on the ballot to limit future diversions of sales taxes on gasoline from transportation purposes (Proposition 42). All five of these measures were approved by the voters at the November 2006 election.

     LOCAL GOVERNMENT. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval.

     Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County, and San Diego County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the Vehicle License Fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. Under the State-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties received was reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for those two fiscal years, redevelopment agencies were required to shift $250 million and special districts were required to shift $350 million in property tax revenues they would have otherwise received.

     As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

     Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

     PENDING LITIGATION. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings (described in the State's recent financial statements) that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Among other things, the lawsuits seek damages from the State relating to pension funding, flood damages, environmental remediation and energy contracts. Claimants seek refunds of corporate tax assessments and escheats, and prohibitions against deferral of payments to local governments. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

     OTHER RISK FACTORS. Pursuant to GASB Statement No. 45, governments must begin reporting their other postemployment benefits ("OPEB") following an actuarial approach. OPEB generally takes the form of health insurance and dental, vision, prescription, or other health benefits. On December 28, 2006, the Governor established the Public Employee Post-Employment Benefits Commission (the "Commission"). One of the Commission's missions is to identify the full amount of post-employment health care and dental benefits for which California governments are liable and remain unfunded. Most governments have been reporting their cash outlays for OPEB in a given year, rather than the cost to the employer of OPEB earned by employees in that year and these two amounts may be significantly different. In its report entitled "Funding Pensions & Retiree Health Care for Public Employees" issued on January 1, 2008, the Commission found that a limited number of the State's public employers had completed their OPEB actuarial studies and most are still in the process of complying with GASB requirements.


            SPECIAL RISK CONSIDERATIONS FOR LEHMAN BROTHERS NEW YORK
                              MUNICIPAL MONEY FUND


     SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS. Lehman Brothers NEW YORK MUNICIPAL MONEY Fund will have considerable investments in New York municipal obligations. Accordingly, the Fund will be more susceptible to certain factors which could adversely affect issuers of New York municipal obligations than a mutual fund which does not have as great a concentration in New York municipal obligations. The ability of issuers to pay interest on, and repay principal of, New York municipal obligations may be affected by: (1) amendments to the New York Constitution and other statutes that limit the taxing and spending authority of New York government entities; (2) the general financial and economic profile as well as the political climate of the State of New York, its public authorities, and political subdivisions; and (3) a change in New York laws and regulations or subsequent court decisions that may affect, directly or indirectly, New York municipal obligations. The Fund's yield and share price are sensitive to these factors as one or more of such factors could undermine New York issuers' efforts to borrow, inhibit secondary market liquidity and erode credit ratings.

     Summarized below are important financial concerns relating to the Fund's investments in New York municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in

New York municipal obligations. The information contained in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New York (the "State") and the City of New York (the "City"). It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in the most recent publications issued by the State and City. Since the time of those publications, there may have been or there may be after the publication of this SAI significant changes in circumstances that alter those economic and budget predictions. Furthermore, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.


     STATE ECONOMY. The State has a varied economy with a comparatively large share of the nation's financial activities, information and employment in education and health services, but a very small share of the nation's farming and mining activity. The State has the third largest population in the nation, and its residents have a relatively high level of personal wealth. Its location, airport facilities and natural harbors have made it a vital link in international commerce and tourism comprises a significant part of the economy. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector. New York City, which is the most populous city in the nation and the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.


     The nation's economy is experiencing a slowdown that will likely continue through 2008. In January of 2008, the International Monetary Fund forecasted that U.S. economic growth will slow to 1.5% in 2008 from 2.2% in 2007. However, some investment banks have declared that the country has already slipped into a recession or is headed towards one. The national economy is experiencing a severe residential housing market contraction and there has also been a reduced demand for autos and housing related goods. Since early 2007, national labor market growth rate has slowed considerably. These factors together with high energy prices have caused a significant impediment to economic growth. In addition, uncertainty connected to the still developing sub prime mortgage crisis has substantially increased the volatility of the financial markets and created significant economic drag on the country's financial sector. On the positive side, there is a strong demand for U.S. exports, and tourism is expected to be bolstered by the weak dollar, especially in New York City. Furthermore, U.S. corporate profits remain strong yet, profits growth for 2007 is expected to be far below its 2006 peak.

     This national slowdown is affecting the State economy, which is now growing slower than the New York Division of the Budget ("DOB") had originally anticipated. The downstate economy may be disproportionately influenced by an extended period of credit market turmoil or declining financial sector profits. The national housing contraction has had a notable impact on the Long Island and Hudson Valley markets, while the New York City commercial real estate market still appears strong. Additionally, if the real estate market slows quickly, there could be negative effects on household consumption and taxable capital gains realizations. Private sector employment growth is projected to slow from 1.0% in 2007 to 0.8% in 2008 and wages are expected to slow from 7.1% to 4.0%.

     The volatility of the financial markets and the losses faced by the financial sector as a result of the sub prime mortgage crisis pose a particular threat to New York, as the nation's financial capital. Wall Street profits and bonuses depend on how credit tightening impacts revenue generating activity within the finance sector, such as high-yield lending and mergers and acquisitions. Firms hit hardest by the sub-prime mortgage crisis posted sizable losses for the third quarter of 2007 and are estimated to post substantially higher losses for the fourth quarter of 2007. Thus, growth in finance and insurance sector wages is expected to be lower than originally expected. It is likely that other sectors will also experience lower-than-projected growth.

     There can be no assurance that the State economy will not experience worse-than-predicted results in the 2007-08 fiscal year (April 1, 2007 through March 31, 2008) or subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     STATE BUDGET. Each year, the Governor is required to provide the State Legislature with a balanced executive budget (the "Executive Budget") which constitutes the proposed State financial plan for the ensuing fiscal year. The State's fiscal year for 2007-08 ends on March 31, 2008. (New York State's fiscal year for 2008-09 will run from April 1, 2008 to March 31, 2009.) All Government Funds receipts are projected to be $117.3 billion in 2007-08, an increase of
4.3% from 2006-07. All Government Funds spending is projected to be $118.6 billion in 2007-08, an increase of 5.2% from 2006-07. The major sources of All Government Funds spending includes among other things: school aid, transportation, public health, mental hygiene and social services.

     The DOB's financial plan projects a closing balance in the State's largest and principal operating fund, the General Fund, of $2.8 billion at the end of the 2007-08 fiscal year. The balance consists of $1.2 billion in undesignated reserves and $1.5 billion in designated reserves for existing or planned commitments. The undesignated reserves will include $1.0 billion in the Tax Stabilization Fund, $175 million in a new Rainy Day Reserve and $21 million in the Contingency Reserve Fund for litigation risks. The designated reserves include $354 million in the Community Projects Fund to finance certain initiatives of the state legislature and another $1.2 billion set aside for potential collective bargaining agreements and other risks.

     Total General Fund receipts and transfers from other funds are projected to be approximately $53.4 billion recorded in 2007-08 an increase of 3.9% from 2006-07 levels. Total General Fund disbursements, including transfers to other funds, are projected to be $53.7 billion for 2007-08. Annual spending by the General Fund excluding transfers is projected to grow by $2.8 billion or 5.9% from 2006-07 levels.

     NON-RECURRING ACTIONS. The 2007-08 budget includes a total of $1.4 billion in non-recurring actions. Two of those actions are $100 million of routine transfers of available cash balances from other funds and $82 million in Medicaid savings that would otherwise need to paid for by the General Fund.

     GENERAL FUND OUTYEAR BUDGET GAP PROJECTIONS. The DOB currently estimates the 2008-09 General Fund budget gap to be $4.3 billion. This is an increase of $1.2 billion from what DOB originally projected at the time the 2007-08 budget was enacted. The revision is primarily the result of DOB's estimate of the effect of the current financial market volatility on receipts. DOB is currently predicting budget gaps of $6.2 billion in 2009-10 and $7.9 billion in 2010-11.

     The budget gap forecasts are based on assumptions on economic performance, revenue collections, spending patterns and projections of the costs of program activities. Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity.

     OTHER CONSIDERATIONS. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the Budget. These factors may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. It is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. There can be no assurance that the State's actual results will not differ materially and adversely from the current forecast.




     The fiscal health of the State is closely linked to the fiscal health of its localities, particularly the City, which has required historically significant financial assistance from the State. National recession, the September 11, 2001 terrorist attacks and stock market declines have yielded substantive credit pressure, although rating stability has been exhibited throughout these events. The State's disproportionate dependency upon the financial services sector exposes the State to volatility during periods of financial market weakness. Furthermore, upstate municipalities do not necessarily benefit from strong financial market performance as do the City and surrounding areas and, therefore, economic improvement may not be uniform across the State. Furthermore, if the global economies have slower growth than expected, demand for State goods and services would be lower than projected, which would again diminish employment and income growth relative to the forecast.

     The United States Congress often considers making changes to federal income tax law. Since the State uses federal taxable income as the starting point for calculating taxable income, such changes in federal law could adversely impact State tax revenues.


     RECENT STATE FISCAL YEARS. The DOB has reported that the General Fund ended the 2006-07 fiscal year with the following unaudited results. The total operating surplus was $1.5 billion. Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion. The General Fund ended the fiscal year with a balance of $3.0 billion, which included $1 billion in the Tax Stabilization Reserve Fund (after a $87 million deposit at the close of 2006-07), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($278 million). The closing fund balance includes $1.7 billion in general reserves.

     STATE DEBT. Included in state financing activities are general obligation debt as well as State-guaranteed debt, to which the full faith and credit of the State has been pledged. Also included in the State's financing activities are lease-purchase and contractual-obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the Legislature.


     As of March 31, 2007, the State had approximately $3.3 billion outstanding in general obligation debt, $26.7 billion in debt relating to lease-purchase and contractual-obligation financing of State capital programs, $8.4 billion in state personal income tax revenue bond financing, and $4.2 billion in debt from the Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The State's 2007-08 borrowing plan projects the following new debt issuances:
$358 million in general obligation bonds will be issued; $703 million in issuances by the Thruway Authority to finance capital projects for transportation; $102 million in SUNY Dormitory Facilities Revenue Bonds, $373 million in Mental Health Facilities Improvement Revenue Bonds to finance mental health facilities capital projects; and $4.9 billion in State PIT Revenue Bonds to finance various capital programs.

     The total amount of State debt outstanding is projected to decline from 5.7% of personal income in fiscal year 2006-07 to 5.5% in 2007-08. That percentage is expected to decrease to 5.2% by 2011-12. Total debt outstanding is projected to increase from $47.2 billion in 2006-07 to $50 billion in 2007- 08. Total state-related debt service as a percent of the All Government Funds budget is projected to decrease from 4.5% in 2006-07 to 4.2% in 2007-08.

     New State-supported debt issued on or after April 1, 2000 is subject to the Debt Reform Act of 2000 ("Debt Reform Act"). This Act imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital works and purposes only and restricts the maximum term of debt issuances to no more than 30 years.

     As of February 27, 2007, S&P rated the State's outstanding general obligation bonds AA. As of March 5, 2007, Moody's rated them Aa3. While as of May 11, 2007 Fitch rated them AA-. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant.


     LITIGATION. The State is currently involved in certain litigation where adverse decisions could have a material impact on State finances. Included in this litigation are the following matters, although not exhaustive of all pending matters:


     In ONEIDA INDIAN NATION OF NEW YORK ET AL. V. STATE OF NEW YORK, plaintiff, the alleged successors-in-interest to the historic Oneida Indian Nation, claimed that they held an interest in a 250,000 acre area in Madison and Oneida counties that was sold to the State in a series of transactions between 1795 and 1846.

     While settlement discussions were underway in this case, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims:
CITY OF SHERRILL V. ONEIDA INDIAN NATION OF NEW YORK, 544 U.S. 197 (2005), and CAYUGA INDIAN NATION OF NEW YORK V. PATAKI, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the State moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs' claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order.

     CAYUGA INDIAN NATION OF NEW YORK V. CUOMO, ET AL., and CANADIAN ST. REGIS BAND OF MOHAWK INDIANS, ET AL., V. STATE OF NEW YORK, ET AL., both under the jurisdiction of the United States District Court for the Northern District of New York and THE ONONDAGA NATION V. THE STATE OF NEW YORK, ET AL., also deal with Indian land claims. The plaintiffs in the CANADIAN ST. REGIS BAND OF MOHAWK INDIANS allege that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in- interest. They now seek ejectment and monetary damages. On July 28, 2003, the District Court granted, in most respects, the plaintiffs' motion to strike defenses and dismiss defendants' counterclaims. On October 20, 2003, the same court denied the State's motion for reconsideration of the portion of the July 28, 2003 decision which rejected a counterclaim against the United States for contribution. On February 10, 2006, after failed settlement attempts, the District Court ordered a stay of all further proceedings in CANADIAN ST. REGIS BAND OF MOHAWK INDIANS until 45 days after the issuance of the United States Supreme Court's final decision in CAYUGA INDIAN NATION OF NEW YORK. The defendants moved for judgment on the pleadings after certiorari was denied in Cayuga, on November 6, 2006.

     THE ONONDAGA NATION V. THE STATE OF NEW YORK, ET AL., involves a strip of land known as "aboriginal territory." The land is described in the complaint as an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. The plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. Based on the precedent set by SHERRILL and CAYUGA, the defendants moved for an order dismissing this action, based on laches, on August 15, 2006.

     In FREEDOM HOLDINGS INC. ET AL. V. SPITZER ET ANO., two cigarette importers challenged portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") in 2002. New York and many other states had entered into the MSA with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States
Constitution; (2) inconsistencies with the Sherman Act based on the establishment of an "output cartel"; and (3) violation of the Equal Protection Clause of the United States Constitution based on selective non enforcement of the laws on Native American reservations. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed. On January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint challenging the MSA itself (as well as other related State statutes) primarily on preemption grounds. They also seek a preliminary injunction. On September 14, 2004, the motion for a preliminary injunction was denied by the District Court, except as to that portion that related to the tobacco manufacturers' ability to obtain the release of certain funds from escrow. The Second Circuit affirmed in May 2005. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court.

     Nursing  homes  have  challenged  the  statutory   provisions  setting  the
reimbursement  methodology  pursuant  to which they  receive  Medicaid  payments
numerous   times.   These  cases  include  NEW  YORK  STATE  HEALTH   FACILITIES
ASSOCIATION, ET AL., V. DEBUONO, ET AL., ST. LUKE'S NURSING CENTER, ET AL. V ..DEBUONO, ET AL., NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING V. DEBUONO, ET AL. (six cases); and MATTER OF NAZARETH HOME OF THE FRANCISCAN SISTERS, ET AL. V. NOVELLO. In each case, plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law. In NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING V. DEBUONO, ET AL., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed. Though this case is concluded, several related State Court cases with the same issues and parties had been held in abeyance pending the result of the litigation in Federal Court.

     IN STATE OF NEW YORK, ET AL. V. THE UNITED STATES OF AMERICA, ET AL., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable for damages to the State's natural resources resulting from releases from the site in Cattaraugus County, New York and for the State's response costs, and a judgment reimbursing the State for these damages and costs, (2) a declaration of defendants' responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the fees for disposal of solidified high level radioactive waste at the West Valley site are to be paid by the defendants. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation. The parties are currently engaged in mediation.

     STATE RETIREMENT SYSTEMS. The State and Local Retirement Systems ("Systems") provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans). The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. The present value of anticipated benefits for current members, retirees, and beneficiaries as of April 1, 2007 was $163.1 billion (including $61.9 billion for current retirees and beneficiaries), and the net assets available for benefits as of March 31, 2007 were $156.6 billion (including $2.7 billion in receivables). Under the funding method used by the Systems, the anticipated benefits of current members, retirees and beneficiaries are expected to be sufficiently covered by the net assets, plus future actuarially determined contributions.

     AUTHORITIES. Generally, the fiscal stability of the State is partially dependent upon the fiscal stability of its public authorities ("Authorities"). Such Authorities are responsible for financing, constructing, and operating revenue-producing public benefit facilities. Authorities may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization and are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself. Not surprisingly, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related, the State's access to the public credit markets could be impaired, and consequently, the market price of its outstanding debt could be negatively affected. As of December 31, 2006, the aggregate outstanding debt, including refunding bonds, of all the Authorities was $129 billion, and there were 19 public authorities that had outstanding debt of $100 million or more.


     In order to pay their operating expenses and debt service costs, public authorities generally use revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, charges for occupancy at medical care facilities, and charges for public power, electric, and gas utility services. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the
Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. Moreover, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, but understandably, the affected localities could seek additional State funds in the event that local assistance payments are diverted to Authorities.


     METROPOLITAN TRANSPORTATION AUTHORITY ("MTA"). In November 2007, the MTA released an update to the MTA financial plan for the years 2008-11 and the MTA 2008 Final Proposed Budget for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in New York City and the surrounding area. It is expected that the plan will enable all such entities to maintain their respective operations on a self-sustaining basis through 2008 with an actual closing cash balance of $937 million in 2006 which is estimated to carry over to support a closing cash balance of $521 million forecast for 2007. For 2008, the closing cash balance is estimated to be $374 million. However, there are anticipated budget gaps of $204 million in 2009, $333 million in 2010, and $411 million in 2011.


     The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance

Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info.

     NEW YORK CITY. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

     The official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.


     NEW YORK CITY FINANCIAL PLAN. On January 24, 2008, the City released a modification to its financial plan for 2007-11 ("January Financial Plan"). The January Financial Plan projected revenues and expenditures for the 2008 and 2009 fiscal years are balanced, in accordance with generally accepted accounting principles, and projects gaps of $4.2 billion, $5.6 billion and $5.3 billion for fiscal years 2010, 2011 and 2012, respectively. The 2008-2012 financial plan's projections for total revenues for each of these gap outyears is approximately $60.8 billion in 2010, $62.9 billion in 2011 and $65.0 billion in 2012.

     The staffs of the New York State Financial Control Board ("FCB"), Office of the State Deputy Comptroller for the City of New York ("OSDC"), the City Comptroller and the Independent Budget Office ("IBO") issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention:
Executive  Director;  OSDC,  59 Maiden  Lane,  29th Floor,  New York,  NY 10038,
Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention:
Director.

     NEW YORK CITY FINANCING PROGRAM. Successful execution of the January Financial Plan depends upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2008 through 2012 projects $39.3 billion dollars of long-term borrowing to support the City's current capital program. With the exception of a very small portion of the financing, the program will be implemented through General Obligation ("GO") bonds of the City and bonds of the New York City Municipal Water Finance Authority ("NYW"), unless bonding capacity of the New York City Transitional Finance Authority ("TFA") is increased.

     The City's total debt outstanding for fiscal year 2008 issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt is expected to be approximately $52.9 billion. The City's financial plan is predicated on numerous assumptions, including the condition of the City's and the region's economies and the associated receipt of economically sensitive tax revenues in the projected amounts. The plan is also subject to a variety of other factors.

     In addition to borrowings related to capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, NYW, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the NYW, TFA, Dormitory Authority of the State of New York and TSASC.

     Since 1981, the City has repaid all short-term obligations within their fiscal year of issuance, fully satisfying its seasonal financing needs in the public credit markets. At times, the City has been obligated to issue short-term notes in amounts exceeding those expected earlier in the fiscal year because of delays in adopting the State's budget.


     OTHER LOCALITIES. Historically, the State has provided unrestricted financial assistance to cities, counties, towns and villages outside of the City. Certain localities outside the City have experienced financial problems and have consequently requested and received additional State assistance during the last several State fiscal years. Not included in the projections of the State's receipts and disbursements for the State's 2007-08 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance.


                           CERTAIN RISK CONSIDERATIONS

     Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.


     For Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust and Lehman
Brothers NEW YORK MUNICIPAL MONEY Fund the Fund's ability to achieve its investment objective is dependent on the continuing ability of the issuers of municipal obligations in which the Fund invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.


                             PERFORMANCE INFORMATION

     Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of each Fund will vary.


     The share prices of Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers MUNICIPAL SECURITIES Trust and Lehman Brothers STRATEGIC INCOME Fund will vary, and an investment in any of the Funds, when redeemed, may be worth more or less than an investor's original cost.

     Although Lehman Brothers  CALIFORNIA  TAX-FREE MONEY Fund,  Lehman Brothers
MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

                              TRUSTEES AND OFFICERS

     The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management, Neuberger Berman and Lehman Brothers Asset Management.

INFORMATION ABOUT THE BOARD OF TRUSTEES
---------------------------------------

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                                                                                NUMBER OF
                   POSITION AND                                               FUNDS IN FUND        OTHER DIRECTORSHIPS
                    LENGTH OF                                                    COMPLEX            HELD OUTSIDE FUND
 NAME, AGE, AND    TIME SERVED                                                  OVERSEEN BY          COMPLEX BY FUND
 ADDRESS (1)           (2)                PRINCIPAL OCCUPATION(S)(3)          FUND TRUSTEE(4)            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
John Cannon       Trustee since   Consultant; formerly, Chairman,                   62             Independent Trustee or Director
(77)              1994            CDC  adviser), 1993 to January 1999;                             of three series of Oppenheimer
                                  formerly, President and Chief                                    Funds: Oppenheimer Limited Term
                                  Executive Officer, AMA Investment                                New York Municipal Fund,
                                  Advisors, an affiliate of the                                    Rochester Fund Municipals, and
                                  American Medical Association.                                    Oppenheimer Convertible
                                                                                                   Securities Fund since 1992.

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------------------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                   POSITION AND                                               FUNDS IN FUND        OTHER DIRECTORSHIPS
                    LENGTH OF                                                    COMPLEX            HELD OUTSIDE FUND
 NAME, AGE, AND    TIME SERVED                                                  OVERSEEN BY          COMPLEX BY FUND
 ADDRESS (1)           (2)                PRINCIPAL OCCUPATION(S)(3)          FUND TRUSTEE(4)            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
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Faith Colish      Trustee since   Counsel, Carter Ledyard & Milburn LLP (law        62        Formerly, Director (1997 to
(72)                   2000       firm) since October 2002; formerly,                         2003) and Advisory Director
                                  Attorney-at-Law and President, Faith                        (2003 to 2006), ABA Retirement
                                  Colish, A Professional Corporation, 1980                    Funds (formerly, American Bar
                                  to 2002.                                                    Retirement Association)(not-for-
                                                                                              profit membership corporation).
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Martha C. Goss    Trustee since   President, Woodhill Enterprises Inc./Chase       62         Director, Ocwen Financial
(58)                  2007        Hollow Associates LLC (personal investment                  Corporation (mortgage
                                  vehicle), since 2006; Chief Operating and                   servicing), since 2005;
                                  Financial Officer, Hopewell Holdings LLC/                   Director, American Water (water
                                  Amwell Holdings, LLC (a holding company                     utility), since 2003; Director,
                                  for a healthcare reinsurance company                        Channel Reinsurance (financial
                                  start-up), since 2003; formerly,                            guaranty reinsurance), since
                                  Consultant, Resources Connection                            2006; Advisory Board Member,
                                  (temporary staffing), 2002 to 2006.                         Attensity (software developer),
                                                                                              since 2005; Director, Allianz
                                                                                              Life of New York (insurance),
                                                                                              since 2005; Director, Financial
                                                                                              Women's Association of New York
                                                                                              (not for profit association),
                                                                                              since 2003; Trustee Emerita,
                                                                                              Brown University, since 1998.
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                                                                                NUMBER OF
                   POSITION AND                                               FUNDS IN FUND        OTHER DIRECTORSHIPS
                    LENGTH OF                                                    COMPLEX            HELD OUTSIDE FUND
 NAME, AGE, AND    TIME SERVED                                                  OVERSEEN BY          COMPLEX BY FUND
 ADDRESS (1)           (2)                PRINCIPAL OCCUPATION(S)(3)          FUND TRUSTEE(4)            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey    Trustee since   President, C.A. Harvey Associates since           62        Formerly, President, Board of
(70)                  2000        October 2001; formerly, Director, AARP,                     Associates to The National
                                  1978 to December 2001.                                      Rehabilitation Hospital's Board
                                                                                              of Directors, 2001 to 2002;
                                                                                              formerly, Member, Individual
                                                                                              Investors Advisory Committee to
                                                                                              the New York Stock Exchange
                                                                                              Board of Directors, 1998 to
                                                                                              June 2002.
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Robert A. Kavesh  Trustee since   Marcus Nadler Professor Emeritus of               62        Formerly, Director, The Caring
(80)                   1993       Finance and Economics, New York University                  Community (not-for-profit), 1997
                                  Stern School of Business; formerly,                         to 2006; formerly, Director, DEL
                                  Executive Secretary-Treasurer, American                     Laboratories, Inc. (cosmetics
                                  Finance Association, 1961 to 1979.                          and pharmaceuticals), 1978 to
                                                                                              2004; formerly, Director, Apple
                                                                                              Bank for Savings, 1979 to 1990;
                                                                                              formerly, Director, Western
                                                                                              Pacific Industries, Inc., 1972
                                                                                              to 1986 (public company).
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Michael M.        Trustee since   Dean, School of Business, University of           62        Trustee, Northwestern Mutual
Knetter (47)           2007       Wisconsin - Madison; formerly, Professor of                 Series Fund, Inc. since
                                  International Economics and Associate Dean,                 February 2007; Director, Wausau
                                  Amos Tuck School of Business - Dartmouth                    Paper since 2005; Director,
                                  College, 1998 to 2002.                                      Great Wolf Resorts since 2004.
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                                                                                NUMBER OF
                   POSITION AND                                               FUNDS IN FUND        OTHER DIRECTORSHIPS
                    LENGTH OF                                                    COMPLEX            HELD OUTSIDE FUND
 NAME, AGE, AND    TIME SERVED                                                  OVERSEEN BY          COMPLEX BY FUND
 ADDRESS (1)           (2)                PRINCIPAL OCCUPATION(S)(3)          FUND TRUSTEE(4)            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf  Trustee since   Retired; formerly, Vice President and             62        Director, Webfinancial
(71)                  2000        General Counsel, WHX Corporation (holding                   Corporation (holding company)
                                  company), 1993 to 2001.                                     since December 2002; formerly,
                                                                                              Director, WHX Corporation
                                                                                              (holding company), January 2002
                                                                                              to June 2005; formerly,
                                                                                              Director, State Theatre of New
                                                                                              Jersey (not-for-profit theater),
                                                                                              2000 to 2005.
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George W. Morriss  Trustee since  Formerly, Executive Vice President and            62        Manager, Old Mutual 2100 fund
(60)                    2007      Chief Financial Officer, People's Bank (a                   complex (consisting of six
                                  financial services company), 1991 to 2001.                  funds) since October 2006 for
                                                                                              four funds and since February
                                                                                              2007 for two funds.
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Edward I. O'Brien Trustee since   Formerly, Member, Investment Policy               62        Director, Legg Mason, Inc.
(79)                  2000        Committee, Edward Jones, 1993 to 2001;                      (financial services holding
                                  President, Securities Industry Association                  company) since 1993; formerly,
                                  ("SIA") (securities industry's                              Director, Boston Financial Group
                                  representative in government relations and                  (real estate and tax shelters),
                                  regulatory matters at the federal and                       1993 to 1999.
                                  state levels), 1974 to 1992; Adviser to
                                  SIA, November 1992 to November 1993.
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                                                                                NUMBER OF
                   POSITION AND                                               FUNDS IN FUND        OTHER DIRECTORSHIPS
                    LENGTH OF                                                    COMPLEX            HELD OUTSIDE FUND
 NAME, AGE, AND    TIME SERVED                                                  OVERSEEN BY          COMPLEX BY FUND
 ADDRESS (1)           (2)                PRINCIPAL OCCUPATION(S)(3)          FUND TRUSTEE(4)            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
William E. Rulon  Trustee since   Retired; formerly, Senior Vice President,         62        Formerly, Director, Pro-Kids
(75)                  1993        Foodmaker, Inc. (operator and franchiser                    Golf and Learning Academy (teach
                                  of restaurants) until January 1997.                         golf and computer usage
                                                                                              to "at risk" children),
                                                                                              1998 to 2006; formerly,
                                                                                              Director, Prandium, Inc.
                                                                                              (restaurants), March 2001 to
                                                                                              July 2002.
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Cornelius T. Ryan Trustee since   Founding General Partner, Oxford Partners         62        None.
(76)                  2000        and Oxford Bioscience Partners (venture
                                  capital investing) and President, Oxford
                                  Venture Corporation since 1981.
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------------------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                   POSITION AND                                               FUNDS IN FUND        OTHER DIRECTORSHIPS
                    LENGTH OF                                                    COMPLEX            HELD OUTSIDE FUND
 NAME, AGE, AND    TIME SERVED                                                  OVERSEEN BY          COMPLEX BY FUND
 ADDRESS (1)           (2)                PRINCIPAL OCCUPATION(S)(3)          FUND TRUSTEE(4)            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip       Trustee since   General Partner, Seip Investments LP              62        Director, H&R Block, Inc.
(58)              2000; Lead      (a private investment partnership);                         (financial services company)
                  Independent     formerly President and CEO,                                 since May 2001; Chairman,
                  Trustee         Westaff, Inc. (temporary staffing), May                     Compensation Committee, H&R
                  beginning 2006  2001 to January 2002; formerly, Senior                      Block, Inc. since 2006;
                                  Executive at the Charles Schwab                             Director, America One Foundation
                                  Corporation, 1983 to 1998, including Chief                  since 1998; formerly, Chairman,
                                  Executive Officer, Charles Schwab                           Governance and Nominating
                                  Investment Management, Inc. and Trustee,                    Committee, H&R Block, Inc., 2004
                                  Schwab Family of Funds and Schwab                           to 2006; formerly, Director,
                                  Investments, 1997 to 1998, and Executive                    Forward Management, Inc. (asset
                                  Vice President-Retail Brokerage, Charles                    management company), 1999 to
                                  Schwab & Co., Inc., 1994 to 1997.                           2006; formerly Director, E-Bay
                                                                                              Zoological Society, 1999 to 2003;
                                                                                              formerly, Director, General Magic
                                                                                              (voice recognition software), 2001
                                                                                              to 2002; formerly, Director,
                                                                                              E-Finance Corporation (credit
                                                                                              decisioning services), 1999 to
                                                                                              2003; formerly, Director,
                                                                                              Save-Daily.com (micro investing
                                                                                              services), 1999 to 2003.
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                                                                                NUMBER OF
                   POSITION AND                                               FUNDS IN FUND        OTHER DIRECTORSHIPS
                    LENGTH OF                                                    COMPLEX            HELD OUTSIDE FUND
 NAME, AGE, AND    TIME SERVED                                                  OVERSEEN BY          COMPLEX BY FUND
 ADDRESS (1)           (2)                PRINCIPAL OCCUPATION(S)(3)          FUND TRUSTEE(4)            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
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Candace L.        Trustee since   Private investor and consultant                   62        Director, Montpelier Re
Straight              1993        specializing in the insurance industry;                     (reinsurance company) since
(60)                              formerly, Advisory Director, Securitas                      2006; Director, National
                                  Capital LLC (a global private equity                        Atlantic Holdings Corporation
                                  investment firm dedicated to making                         (property and casualty insurance
                                  investments in the insurance sector), 1998                  company) since 2004; Director,
                                  to December 2003.                                           The Proformance Insurance
                                                                                              Company (property and casualty
                                                                                              insurance company) since March
                                                                                              2004; formerly, Director,
                                                                                              Providence Washington Insurance
                                                                                              Company (property and casualty
                                                                                              insurance company), December
                                                                                              1998 to March 2006; formerly,
                                                                                              Director, Summit Global Partners
                                                                                              (insurance brokerage firm), 2000
                                                                                              to 2005.
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Peter P. Trapp    Trustee since   Retired; formerly, Regional Manager for           62        None.
(63)                  2000        Mid-Southern Region, Ford Motor Credit
                                  Company, September 1997 to 2007; formerly,
                                  President, Ford Life Insurance Company,
                                  April 1995 to August 1997.
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                                                                 82

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                                                                                NUMBER OF
                   POSITION AND                                               FUNDS IN FUND        OTHER DIRECTORSHIPS
                    LENGTH OF                                                    COMPLEX            HELD OUTSIDE FUND
 NAME, AGE, AND    TIME SERVED                                                  OVERSEEN BY          COMPLEX BY FUND
 ADDRESS (1)           (2)                PRINCIPAL OCCUPATION(S)(3)          FUND TRUSTEE(4)            TRUSTEE
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FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
----------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin*   Trustee since   Executive Vice President and Chief                62        Director, Dale Carnegie and
(67)                  2002        Investment Officer, Neuberger Berman Inc.                   Associates, Inc. (private
                                  (holding company) since 2002 and 2003,                      company) since 1998; Director,
                                  respectively; Managing Director and Chief                   Solbright, Inc. (private
                                  Investment Officer, Neuberger Berman,                       company) since 1998.
                                  since December 2005 and 2003,
                                  respectively; formerly, Executive Vice
                                  President, Neuberger Berman, December 2002
                                  to 2005; Director and Chairman, NB
                                  Management since December 2002; formerly,
                                  Executive Vice President, Citigroup
                                  Investments, Inc., September 1995 to
                                  February 2002; formerly, Executive Vice
                                  President, Citigroup Inc., September 1995
                                  to February 2002.
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Peter E. Sundman* Chairman of     Executive Vice President, Neuberger Berman        62        Director and Vice President,
(48)              the Board and   Inc. (holding company) since 1999; Head of                  Neuberger & Berman Agency, Inc.
                  Trustee since   Neuberger Berman Inc.'s Mutual Funds                        since 2000; formerly, Director,
                  2000; Chief     Business (since 1999) and Institutional                     Neuberger Berman Inc. (holding
                  Executive       Business (1999 to October 2005);                            company), October 1999 to March
                  Officer since   responsible for Managed Accounts Business                   2003; Trustee, Frost Valley
                  1999;           and intermediary distribution since                         YMCA; Trustee, College of
                  President       October 1999; President and Director, NB                    Wooster.
                  since 2008      Management since 1999; Managing Director,
                  and from 1999   Neuberger Berman since 2005; formerly,
                  to 2000         Executive Vice President, Neuberger
                                  Berman, 1999 to December 2005; formerly,
                                  Principal, Neuberger Berman, 1997 to 1999;
                                  formerly, Senior Vice President, NB
                                  Management, 1996 to 1999.
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(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management, Neuberger Berman and/or Lehman Brothers Asset Management.

INFORMATION ABOUT THE OFFICERS OF THE TRUST
-------------------------------------------

                                        POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS(1)                   TIME SERVED(2)                   PRINCIPAL OCCUPATION(S)(3)
--------------------------         -------------------------------      ------------------------------------
Andrew B. Allard                   Anti-Money Laundering Compliance     Senior Vice President, Neuberger Berman
(46)                                       Officer since 2002           since 2006; Deputy General Counsel,
                                                                        Neuberger Berman since 2004; formerly, Vice
                                                                        President, Neuberger Berman, 2000 to 2005;
                                                                        formerly, Associate General Counsel,
                                                                        Neuberger Berman, 1999 to 2004; Anti-Money
                                                                        Laundering Compliance Officer, sixteen
                                                                        registered investment companies for which NB
                                                                        Management acts as investment manager and
                                                                        administrator (six since 2002, three since
                                                                        2003, four since 2004, one since 2005 and
                                                                        two since 2006).

Michael J. Bradler                   Assistant Treasurer since 2005     Vice President, Neuberger Berman since 2006;
(38)                                                                    Employee, NB Management since 1997;
                                                                        Assistant Treasurer, sixteen registered
                                                                        investment companies for which NB Management
                                                                        acts as investment manager and administrator
                                                                        (fourteen since 2005 and two since 2006).

                                                          84

                                        POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS(1)                   TIME SERVED(2)                   PRINCIPAL OCCUPATION(S)(3)
--------------------------         -------------------------------      ------------------------------------
Claudia A. Brandon                        Secretary since 1985          Senior Vice President, Neuberger Berman
(51)                                                                    since 2007; Vice President-Mutual Fund Board
                                                                        Relations, NB Management since 2000 and
                                                                        Assistant Secretary since 2004; formerly,
                                                                        Vice President, Neuberger Berman, 2002 to
                                                                        2006 and Employee since 1999; Secretary,
                                                                        sixteen registered investment companies for
                                                                        which NB Management acts as investment
                                                                        manager and administrator (three since 1985,
                                                                        three since 2002, three since 2003, four
                                                                        since 2004, one since 2005 and two since
                                                                        2006).

Robert Conti                           Executive  Vice  President       Managing Director, Neuberger Berman since
(51)                                   since 2008; prior thereto,       2007; formerly, Senior Vice President,
                                       Vice President since 2000        Neuberger Berman, 2003 to 2006; formerly,
                                                                        Vice President, Neuberger Berman, 1999 to
                                                                        2003; Senior Vice President, NB Management
                                                                        since 2000; Vice President, sixteen
                                                                        registered investment companies for which NB
                                                                        Management acts as investment manager and
                                                                        administrator (three since 2000, three since
                                                                        2002, three since 2003, four since 2004, one
                                                                        since 2005 and two since 2006).

Brian J. Gaffney                       Vice President since 2000        Managing Director, Neuberger Berman since
(54)                                                                    1999; Senior Vice President, NB Management
                                                                        since 2000; Vice President, sixteen
                                                                        registered investment companies for which NB
                                                                        Management acts as investment manager and
                                                                        administrator (three since 2000, three since
                                                                        2002, three since 2003, four since 2004, one
                                                                        since 2005 and two since 2006).

Maxine L. Gerson                  Chief Legal Officer since 2005        Senior Vice President, Neuberger Berman
(57)                              (only for purposes of sections 307    since 2002; Deputy General Counsel and
                                  and 406 of the Sarbanes-Oxley Act     Assistant Secretary, Neuberger Berman since
                                  of 2002)                              2001; Senior Vice President, NB Management
                                                                        since 2006; Secretary and General Counsel,
                                                                        NB Management since 2004; Chief Legal
                                                                        Officer (only for purposes of sections 307
                                                                        and 406 of the Sarbanes-Oxley Act of 2002),
                                                                        sixteen registered investment companies for
                                                                        which NB Management acts as investment
                                                                        manager and administrator (fourteen since
                                                                        2005 and two since 2006).

                                        POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS(1)                   TIME SERVED(2)                   PRINCIPAL OCCUPATION(S)(3)
--------------------------         -------------------------------      ------------------------------------
Sheila R. James                      Assistant Secretary since 2002     Vice President, Neuberger Berman since 2008
(42)                                                                    and Employee since 1999; formerly, Assistant
                                                                        Vice President, Neuberger Berman, 2007;
                                                                        Assistant Secretary, sixteen registered
                                                                        investment companies for which NB Management
                                                                        acts as investment manager and administrator
                                                                        (six since 2002, three since 2003, four
                                                                        since 2004, one since 2005 and two since
                                                                        2006).

Kevin Lyons (52)                     Assistant Secretary since 2003     Employee, Neuberger Berman since 1999;
                                                                        Assistant Secretary, sixteen registered
                                                                        investment companies for which NB Management
                                                                        acts as investment manager and administrator
                                                                        (nine since 2003, four since 2004, one since
                                                                        2005 and two since 2006).

John M. McGovern                   Treasurer and Principal Financial    Senior Vice President, Neuberger Berman
(38)                               and Accounting Officer since 2005;   since 2007; formerly, Vice President,
                                   prior thereto, Assistant Treasurer   Neuberger Berman, 2004 to 2006; Employee, NB
                                               since 2002               Management since 1993; Treasurer and
                                                                        Principal Financial and Accounting Officer,
                                                                        sixteen registered investment companies for
                                                                        which NB Management acts as investment
                                                                        manager and administrator (fourteen since
                                                                        2005 and two since 2006); formerly,
                                                                        Assistant Treasurer, fourteen registered
                                                                        investment companies for which NB Management
                                                                        acts as investment manager and
                                                                        administrator, 2002 to 2005.

Frank Rosato (37)                    Assistant Treasurer since 2005     Assistant Vice President, Neuberger Berman,
                                                                        since 2008 and Employee since 1999;
                                                                        Assistant Secretary, sixteen registered
                                                                        investment companies for which NB Management
                                                                        acts as investment manager and administrator
                                                                        (nine since 2003, four since 2004, one since
                                                                        2005 and two since 2006).

Frederic B. Soule                      Vice President since 2000        Senior Vice President, Neuberger Berman
(61)                                                                    since 2003; formerly, Vice President,
                                                                        Neuberger Berman, 1999 to 2002; Vice
                                                                        President, sixteen registered investment
                                                                        companies for which NB Management acts as
                                                                        investment manager and administrator (three
                                                                        since 2000, three since 2002, three since
                                                                        2003, four since 2004, one since 2005 and
                                                                        two since 2006).

                                        POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS(1)                   TIME SERVED(2)                   PRINCIPAL OCCUPATION(S)(3)
--------------------------         -------------------------------      ------------------------------------
Chamaine Williams                 Chief Compliance Officer since 2005   Senior Vice President, Neuberger Berman
(37)                                                                    since 2007; Chief Compliance Officer, NB
                                                                        Management since 2006; Senior Vice
                                                                        President, Lehman Brothers Inc. since 2007;
                                                                        formerly, Vice President, Lehman Brothers
                                                                        Inc., 2003 to 2006; Chief Compliance
                                                                        Officer, sixteen registered investment
                                                                        companies for which NB Management acts as
                                                                        investment manager and administrator
                                                                        (fifteen since 2005 and one since 2006);
                                                                        Chief Compliance Officer, Lehman Brothers
                                                                        Asset Management Inc. since 2003; Chief
                                                                        Compliance Officer, Lehman Brothers
                                                                        Alternative Investment Management LLC since
                                                                        2003; formerly, Vice President, UBS Global
                                                                        Asset Management (US) Inc. (formerly,
                                                                        Mitchell Hutchins Asset Management, a
                                                                        wholly-owned subsidiary of PaineWebber
                                                                        Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.


THE BOARD OF TRUSTEES
---------------------

      The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.


      AUDIT COMMITTEE. The Audit Committee's purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; and (e) to act as a liaison between the Funds' independent registered public accounting firms and the full Board. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met six times.

      ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward
I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management, Neuberger Berman and Lehman Brothers Asset Management.

      CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met four times.

      EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee did not meet.

      GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Lehman Brothers Income Funds, 605 Third Avenue, 2[nd] Floor, New
York, NY, 10158-0180. During the fiscal year ended October 31, 2007, the Committee met three times.

      PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available;
(d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, George W. Morriss Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met three times.

      INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met twice.


      The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

      Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit
Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

      Effective January 1, 2008, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Lead Independent Trustee receives an additional $35,000 per year.

      The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

      The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.


                              TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 10/31/07
                         ------------------------------

                                   Aggregate          Total Compensation from
Name and Position with            Compensation        Investment Companies in
the Trust                        from the Trust             the Fund Complex
----------------------           --------------       -------------------------

INDEPENDENT FUND TRUSTEES

John Cannon                           $19,808                $104,107
Trustee

Faith Colish                          $19,409                $102,179
Trustee

Martha C. Goss*                        $7,938                 $44,670
Trustee

C. Anne Harvey                        $18,048                 $94,945
Trustee

                                   Aggregate          Total Compensation from
Name and Position with            Compensation        Investment Companies in
the Trust                        from the Trust             the Fund Complex
----------------------           --------------       -------------------------

Robert A. Kavesh                      $19,409                $102,179
Trustee

Michael M. Knetter*                   $11,566                 $63,961
Trustee

Howard A. Mileaf                      $20,513                $108,054
Trustee

George W. Morriss*                    $12,272                 $67,909
Trustee

Edward I. O'Brien                     $19,409                $102,179
Trustee

William E. Rulon                      $19,409                $102,179
Trustee

Cornelius T. Ryan                     $21,438                $112,919
Trustee

Tom D. Seip                           $24,210                $127,514
Trustee

Candace L. Straight                   $19,409                $102,179
Trustee

Peter P. Trapp                        $20,513                $108,054
Trustee


FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                             $0                      $0
President and Trustee

Peter E. Sundman                           $0                      $0
Chairman of the Board,
Chief Executive
Officer and Trustee

*Dr. Knetter and Mr. Morriss became Fund Trustees on February 28, 2007. Ms. Goss became a Fund Trustee on June 1, 2007.

       On February 1, 2008, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record 6.78% of the outstanding shares of the Institutional Class of Lehman Brothers Strategic Income Fund and less than 1% of the outstanding shares of each other class of the Funds.

OWNERSHIP OF EQUITY SECURITIES BY THE FUND TRUSTEES
---------------------------------------------------

      Set forth below is the dollar range of securities owned by each Fund Trustee as of December 31, 2007.

                       CA Tax-  Core  Core Plus     High         Muni       Muni    NY       Short       Strategic       Cash
                        Free    Bond     Bond      Income     Securities    Money   Muni    Duration       Income      Reserv.
                                                                Trust               Money
John Cannon              A      A       N/A*        C             A          A       A         D            A            A
-------------------------------------------------------------------------------------------------------------------------------
Faith Colish             A      A       N/A*        B             B          A       A         B            A            A
-------------------------------------------------------------------------------------------------------------------------------
Martha C. Goss           A      A       N/A*        A             A          A       A         A            A            A
-------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey           A      A       N/A*        A             A          A       A         C            A            A
-------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh         A      A       N/A*        A             A          A       A         A            A            A
-------------------------------------------------------------------------------------------------------------------------------
Michael M. Knetter       A      A       N/A*        A             A          A       A         A            A            A
-------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf         A      A       N/A*        C             A          A       A         A            A            B
-------------------------------------------------------------------------------------------------------------------------------
George W. Morriss        A      A       N/A*        A             A          A       A         A            A            A
-------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien        A      A       N/A*        A             A          A       A         A            A            A
-------------------------------------------------------------------------------------------------------------------------------
William E. Rulon         A      A       N/A*        A             A          A       A         A            A            A
-------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan        A      A       N/A*        A             A          A       A         A            A            A
-------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip              A      A       N/A*        A             A          A       A         A            A            A
-------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight      A      A       N/A*        A             A          A       A         D            A            B
-------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp           A      A       N/A*        A             A          A       A         A            A            A
-------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin           A      A       N/A*        A             A          A       A         A            A            A
-------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman         A      A       N/A*        A             A          A       A         A            E            A
-------------------------------------------------------------------------------------------------------------------------------

* As of the date of this SAI, Lehman Brothers CORE PLUS BOND Fund was new and had not yet issued any shares.


A = None   B = $1-$10,000   C = $10,001 - $50,000   D = $50,001-$100,000
E = over $100,000

      The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family.

--------------------------------------------------------------------------------
                                        AGGREGATE  DOLLAR  RANGE OF  EQUITY
                                        SECURITIES IN ALL REGISTERED  INVESTMENT
                                        COMPANIES  OVERSEEN  BY FUND  TRUSTEE IN
NAME OF FUND TRUSTEE                    FAMILY OF INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                                 E
--------------------------------------------------------------------------------
Faith Colish                                                E
--------------------------------------------------------------------------------
Martha C. Goss                                              C
--------------------------------------------------------------------------------
C. Anne Harvey                                              D
--------------------------------------------------------------------------------
Robert A. Kavesh                                            C
--------------------------------------------------------------------------------
Michael M. Knetter                                          A
--------------------------------------------------------------------------------
Howard A. Mileaf                                            E
--------------------------------------------------------------------------------
George W. Morriss                                           C
--------------------------------------------------------------------------------
Edward I. O'Brien                                           E
--------------------------------------------------------------------------------
William E. Rulon                                            E
--------------------------------------------------------------------------------
Cornelius T. Ryan                                           E
--------------------------------------------------------------------------------
Tom D. Seip                                                 E
--------------------------------------------------------------------------------
Candace L. Straight                                         E
--------------------------------------------------------------------------------
Peter P. Trapp                                              E
--------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                              B
--------------------------------------------------------------------------------
Peter E. Sundman                                            E
--------------------------------------------------------------------------------
   * Valuation as of December 31, 2007.

A = None   B = $1-$10,000   C = $10,001 - $50,000   D = $50,001-$100,000
E = over $100,000

INDEPENDENT FUND TRUSTEES OWNERSHIP OF SECURITIES
-------------------------------------------------

      No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity, Lehman Brothers Asset Management or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

               INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------


      NB Management serves as the investment manager to each Fund pursuant to a management agreement with the Trust, dated November 3, 2003 for Lehman Brothers HIGH INCOME BOND Fund, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES TRUST, Lehman Brothers STRATEGIC INCOME Fund and Neuberger Berman CASH RESERVES, and dated May 31, 2005 for Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund.

      Each Management Agreement provides, in substance, that NB Management will make and implement investment decisions for each Fund in its discretion and will continuously develop an investment program for each Fund's assets. Each Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. Each Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds, although NB Management has no current plans to pay a material amount of such compensation.

      NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the Fund Trustees, officers and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See "Trustees and Officers." Each of these Funds pays NB Management a management fee based on the Fund's average daily net assets, as described below.


      With regard to Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, NB Management has sub-contracted certain of its responsibilities under the Management Agreement to Lehman Brothers Asset Management, which is responsible for the day-to-day investment management of the Funds; NB Management is responsible for overseeing the investment activities of Lehman Brothers Asset Management with respect to its management of the Funds.

      NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to each Fund pursuant to nine administration agreements with the Trust, one for the Investor Class (except for Lehman Brothers Core Bond Fund) dated November 3, 2003, one for the Trust Class of Lehman Brothers SHORT DURATION Bond Fund dated November 3, 2003, one for the Institutional Class of Lehman Brothers CORE BOND Fund and Lehman Brothers CORE PLUS BOND Fund dated May 31, 2005, one for the Investor Class of Lehman Brothers CORE BOND Fund dated May 31, 2005, one for the Reserve Class dated December 31, 2005, one for the Institutional Class of Lehman Brothers STRATEGIC INCOME Fund amended and restated February 28, 2007, one for the Trust Class of Lehman Brothers STRATEGIC INCOME Fund dated February 28, 2007, one for Class A dated
December 17, 2007 and one for Class C dated December 17, 2007 (each an "Administration Agreement," collectively, the "Administration Agreements"). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class's average daily net assets, as described below.


      Under each Administration Agreement, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.


      Each Management Agreement continues until October 31, 2008. Each Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreements continue until October 31, 2008 except for the Class A and Class C Administration Agreements which continue until October 31, 2009. The Administration Agreements are renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

      Each Management Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreements are terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.


      From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

      Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

MANAGEMENT AND ADMINISTRATION FEES
----------------------------------

      For investment management services, each Fund (except Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers STRATEGIC INCOME Fund and Neuberger Berman CASH RESERVES) pays NB Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

      For investment management services, Lehman Brothers HIGH INCOME Bond Fund pays NB Management a fee at the annual rate of 0.48% of average daily net assets.

      For investment management services, Lehman Brothers STRATEGIC INCOME Fund pays NB Management a fee at the annual rate of 0.55% of average daily net assets.

      For investment management services, Neuberger Berman CASH RESERVES pays NB Management a fee at the annual rate of 0.10% of its average daily net assets. NB Management has voluntarily agreed to waive its management fee in the amount of 0.02% of the average net assets of the Fund. This undertakings is terminable by Management upon notice to the Fund.

      INVESTOR CLASS. For administrative services, the Investor Class of each Fund pays NB Management a fee at the annual rate of 0.27% of that Class's average daily net assets, plus certain out-of-pocket expenses, for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With a Fund's consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services. (For Lehman Brothers CORE BOND Fund, a portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by this Class of the Fund; see "Distribution Arrangements" below.)


      The  Investor  Class of Lehman  Brothers  HIGH  INCOME  Bond Fund,  Lehman
Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, Lehman Brothers SHORT DURATION Bond Fund and Neuberger Berman CASH RESERVES, accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal years ended October 31, 2007, 2006, and 2005:

                                     Management and Administration Fees
                                          Accrued for Fiscal Years
                                              Ended October 31
                                     ----------------------------------

 Investor Class                      2007             2006             2005
 --------------                      ----             ----             ----
 HIGH INCOME                       $3,536,137       $4,870,696      $6,313,428

 MUNICIPAL MONEY                   $4,317,387       $4,152,633      $2,730,503

 MUNICIPAL SECURITIES                $155,012         $170,297        $186,269

 NEW YORK MUNICIPAL MONEY          $2,020,961         $694,099              $0

 SHORT DURATION                      $521,896         $767,180        $813,149

 CASH RESERVES                     $1,505,728       $2,035,692      $1,927,356


      The Investor Class of Lehman Brothers CORE BOND Fund accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal years ended October 31, 2007 and 2006, the fiscal period of October 1, 2005 to October 31, 2005 and the fiscal year ended September 30, 2005:

                           MANAGEMENT AND ADMINISTRATION FEES
                                         ACCRUED
                          ------------------------------------

Investor     Fiscal Year    Fiscal Year     From October 1,     Fiscal Year
Class*      Ended October   Ended October   2005 to October     Ended September
              31, 2007         31, 2006       31, 2005              30, 2005
--------     -----------    -----------     ---------------     ---------------

CORE BOND    $183,984          $165,315       $13,027              $167,632

*Data prior to June 10, 2005 is that of the Ariel Premier Bond Fund, the predecessor to the Lehman Brothers CORE BOND Fund.

      Because Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund was not operational until December 27, 2007, the Fund did not accrue management and administration fees for the fiscal year ended October 31, 2007.

      INSTITUTIONAL CLASS. For administrative services, the Institutional Class of each Fund pays NB Management a fee at the annual rate of 0.15% of that
Class's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With a Fund's consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, a Fund may compensate third parties, including investment providers, for accounting and other services.


      The Institutional Class of Lehman Brothers CORE BOND Fund accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal years ended October 31, 2007 and 2006, the fiscal period of October 1, 2005 to October 31, 2005 and the fiscal year ended September 30, 2005:


                            MANAGEMENT AND ADMINISTRATION FEES
                                          ACCRUED
                           ------------------------------------

                                                                 Fiscal Year
Institutional   Fiscal Year    Fiscal Year     From October 1,      Ended
Class*          Ended October  Ended October   2005 to October    September
                  31, 2007       31, 2006        31, 2005          30, 2005
------          -------------  -------------   ---------------    ---------

CORE BOND         $178,166       $176,883         $15,298         $485,743

*Data prior to June 10, 2005 is that of the Ariel Premier Bond Fund, the predecessor to the Lehman Brothers CORE BOND Fund.


      The Institutional Class of Lehman Brothers STRATEGIC INCOME Fund accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal years ended October 31, 2007, 2006, and 2005:

                                MANAGEMENT AND ADMINISTRATION FEES
                                     ACCRUED FOR FISCAL YEARS
                                         ENDED OCTOBER 31
                                ----------------------------------

 Institutional Class          2007              2006              2005
 -------------------          ----              ----              ----

 STRATEGIC INCOME             $142,385          $175,198         $232,834

      Because Lehman Brothers CORE PLUS BOND Fund was not operational as of the date of this SAI, the Fund did not accrue management and administration fees for the fiscal year ended October 31, 2007.


     TRUST CLASS. For administrative services, the Trust Class of the Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers STRATEGIC INCOME Fund each pays NB Management a fee at the annual rate of 0.50% and 0.40%, respectively, of its average daily net assets, plus certain out-of-pocket expenses, for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Fund Trustees, including a majority of Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With a Fund's consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate such third party that provides such services. (For the Trust Class of Lehman Brothers STRATEGIC INCOME Fund, a portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by this Class of the Fund; see "Distribution Arrangements" below.)

      The Trust Class of Lehman Brothers SHORT DURATION Bond Fund accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal years ended October 31, 2007, 2006, and 2005:


                                MANAGEMENT AND ADMINISTRATION FEES
                                     ACCRUED FOR FISCAL YEARS
                                         ENDED OCTOBER 31
                                ----------------------------------

 Trust Class                  2007              2006              2005
 -----------                  ----              ----              ----

 SHORT DURATION               $108,483          $135,050          $170,314

 STRATEGIC INCOME             $920*                -                 -

* Fiscal period from April 2, 2007 (commencement of operations of the Trust Class of Lehman Brothers STRATEGIC INCOME Fund) to October 31, 2007.

      Class A and Class C. For administrative services, Class A and Class C of Lehman Brothers CORE BOND Fund and Lehman Brothers STRATEGIC INCOME Fund pays NB Management a fee at the annual rate of 0.27% of that Class's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With a Fund's consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement, and may compensate each such third party that provides such services. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services. A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by this Class of each Fund; see "Distribution Arrangements" below.

      Because Class A and Class C shares of Lehman Brothers CORE BOND Fund and Lehman Brothers STRATEGIC INCOME Fund are not operational at the date of this SAI, the Classes did not accrue management and administration fees for the fiscal year ended October 31, 2007.

      RESERVE CLASS. For administrative services, the Reserve Class of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund pays NB Management at the annual rate of 0.08% of that Class's average daily net assets plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Board of Trustees, including a majority of those who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, the Fund may compensate such third parties for accounting and other services. A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by this Class of each Fund; see "Distribution Arrangements" below.

      Because Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund was not operational until December 27, 2007, the Fund did not accrue management and administration fees for the fiscal year ended October 31, 2007.


CONTRACTUAL EXPENSE LIMITATIONS
-------------------------------

      NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class of each Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") do not exceed the rate per annum noted below ("Expense Limitation").

      Each Fund listed below has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class' Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

      With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and class-by-class basis.

                                                 CLASS        LIMITATION     EXPENSE
FUND                                                           PERIOD       LIMITATION
----                                             -----        ----------    ----------
Lehman Brothers Core Bond Fund                   Class A      10/31/2018      0.85%
                                                 Class C      10/31/2018      1.60%
                                                Investor      10/31/2018      0.85%
                                              Institutional   10/31/2018      0.45%
Lehman Brothers Core Plus Bond Fund           Institutional   10/31/2018      0.45%
Lehman Brothers High Income Bond Fund           Investor      10/31/2011      1.00%
Lehman Brothers Municipal Money Fund            Investor      10/31/2011      0.59%
Lehman Brothers Municipal Securities Trust      Investor      10/31/2011      0.65%
Lehman Brothers New York Municipal Money Fund   Investor      10/31/2011      0.59%
Lehman Brothers Short Duration Bond Fund        Investor      10/31/2011      0.70%
                                                  Trust       10/31/2011      0.80%
Lehman Brothers Strategic Income Fund            Class A      10/31/2018      1.15%
                                                 Class C      10/31/2018      1.85%
                                              Institutional   10/31/2018      0.75%
                                                  Trust       10/31/2011      1.10%
Neuberger Berman Cash Reserves                  Investor      10/31/2011      0.65%



      NB Management reimbursed each Class of each Fund listed below the following amount of expenses pursuant to each Fund's contractual arrangement:


                                            EXPENSES REIMBURSED FOR FISCAL YEARS
                                                     ENDED OCTOBER 31,
FUND                                               2007          2006          2005
----                                               ----          ----          ----
High Income Bond- Investor Class                      $0            $0            $0
Municipal Money- Investor Class                  $50,949      $193,464            $0
Municipal Securities Trust - Investor Class     $153,618      $176,704      $157,589
New York Municipal Money- Investor Class              $0      $123,196            $0
Short Duration Bond- Investor Class             $204,360      $144,034      $145,616
Short Duration Bond- Trust Class                 $54,550       $47,206       $49,486
Strategic Income - Institutional Class          $356,257      $336,211      $297,154
Strategic Income - Trust Class                    $3,394            $0            $0
Cash Reserves - Investor Class                        $0            $0            $0

                                  FISCAL YEAR      FISCAL YEAR       FROM OCTOBER       FISCAL YEAR
                                    ENDED           ENDED            1, 2005 TO           ENDED
                                   OCTOBER 31,      OCTOBER 31,      OCTOBER 31,        SEPTEMBER 30,
   FUND                              2007             2006               2005              2005
   ----                           -----------      ------------      ------------       -------------
Core Bond-Investor Class*           $68,273         $119,159           $13,113            $38,578

Core Bond-Institutional Class*      $54,868          $98,223           $15,063            $76,763

*Data prior to June 10, 2005 is that of the Ariel Premier Bond Fund, the predecessor to the Lehman Brothers CORE BOND Fund.


      Each Class of each Fund listed below repaid NB Management the following amounts of expenses that NB Management reimbursed to each Fund.

                                             EXPENSES REPAID FOR FISCAL YEARS
                                                    ENDED OCTOBER 31,
 FUND                                           2007       2006       2005
 ----                                           ----       ----       ----

 Core Bond- Investor Class                       $0         $0         $0
 Core Bond- Institutional Class                  $0         $0         $0
 High Income Bond- Investor Class                $0         $0         $0
 Municipal Money- Investor Class                 $0         $0         $0
 Municipal Securities Trust - Investor Class     $0         $0         $0
 New York Municipal Money- Investor Class        $0         $0         $0
 Short Duration Bond- Investor Class             $0         $0         $0
 Short Duration Bond- Trust Class                $0         $0         $0
 Strategic Income - Institutional Class          $0         $0         $0
 Strategic Income - Trust Class                  $0         $0         $0
 Cash Reserves - Investor Class                  $0         $0         $0


VOLUNTARY FEE WAIVERS
---------------------


      In addition, NB Management has voluntarily agreed to waive its management fee for each of Lehman Brothers CORE BOND Fund and Neuberger Berman CASH RESERVES in the amount of 0.25% and 0.02% of the Fund's average daily net assets, respectively.

      NB Management has also voluntarily undertaken to reimburse or waive certain expenses of the Investor Class of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, the Reserve Class of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund and the Investor Class of Lehman Brothers NEW YORK MUNICIPAL MONEY Fund so that the total Operating Expenses of each Class are limited to 0.50%, 0.25% and 0.50%, respectively, of the Fund's average daily net assets. These waivers may be terminated at any time without notice to the Funds.


      The tables below show the amounts reimbursed by NB Management pursuant to these voluntary arrangements:


                                               EXPENSES REIMBURSED FOR FISCAL YEARS
                                                        ENDED OCTOBER 31,
 FUND                                              2007         2006        2005
 ----                                              ----         ----        ----
New York Municipal Money - Investor Class        $382,406     -$75,215       -

Cash Reserves - Investor Class                    $81,391     $110,037    $83,671

                FISCAL YEAR    FISCAL YEAR    FROM OCTOBER    FISCAL YEAR
                  ENDED          ENDED          1, 2005 TO       ENDED
                 OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    SEPTEMBER 30,
FUND               2007            2006            2005           2005
----             -----------    -----------    ------------    -----------

Core Bond-
Investor Class*    $88,462        $74,257        $5,011           $18,529

Core Bond-
Institutional
Class*            $111,346       $103,013        $7,645           $30,159


*Data prior to June 10, 2005 is that of the Ariel Premier Bond Fund, the predecessor to the Lehman Brothers CORE BOND Fund.


SUB-ADVISERS
------------


      LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND, LEHMAN BROTHERS CORE BOND FUND, LEHMAN BROTHERS CORE PLUS BOND FUND AND LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND

      NB Management retains Lehman Brothers Asset Management, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund pursuant to a sub-advisory agreement dated May 31, 2005.


      Pursuant to this sub-advisory agreement, NB Management has delegated responsibility for each Fund's day-to-day management to Lehman Brothers Asset Management. This sub-advisory agreement provides in substance that Lehman Brothers Asset Management will make and implement investment decisions for each Fund in its discretion and will continuously develop an investment program for each Fund's assets. This sub-advisory agreement permits Lehman Brothers Asset Management to effect securities transactions on behalf of each Fund through associated  persons  of Lehman  Brothers  Asset  Management.  This  sub-advisory agreement also specifically permits Lehman Brothers Asset Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to each Fund, although Lehman Brothers Asset Management has no current plans to pay a material amount of such compensation.

     LEHMAN BROTHERS HIGH INCOME BOND FUND, LEHMAN BROTHERS MUNICIPAL MONEY FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS SHORT DURATION BOND FUND, LEHMAN BROTHERS STRATEGIC INCOME FUND AND NEUBERGER BERMAN CASH RESERVES

     NB Management retains Lehman Brothers Asset Management, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust, Lehman Brothers SHORT DURATION Bond Fund and Neuberger Berman CASH RESERVES pursuant to a sub-advisory agreement dated November 3, 2003 and an assignment and assumption agreement dated February 28, 2007. Prior to February 28, 2007, Neuberger Berman served as sub-adviser to these Funds. NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to Lehman Brothers STRATEGIC INCOME Fund pursuant to a sub-advisory agreement dated November 3, 2003. Throughout this section, the term "Sub- Adviser" will refer to Lehman Brothers Asset Management or Neuberger Berman, as applicable.

      These sub-advisory agreements provide in substance that the Sub-Adviser will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that the Sub-Adviser, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of the Sub-Adviser. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. These sub-advisory agreements provide that NB Management will pay for the services rendered by the Sub-Adviser based on the direct and indirect costs to the Sub-Adviser in connection with those services.

      ALL FUNDS
      ---------

      Each sub-advisory agreement continues until October 31, 2008 for each Fund and is renewable from year to year, subject to approval of its continuance in the same manner as each Management Agreement. The sub-advisory agreements are subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, by Neuberger Berman or by Lehman Brothers Asset Management on not less than 30 nor more than 60 days' prior written notice. Each sub-advisory agreement also terminates automatically with respect to each Fund if it is assigned or if the Management Agreement terminates with respect to that Fund.

PORTFOLIO MANAGER INFORMATION
-----------------------------


--------------------------------------------------------------------------------
PORTFOLIO MANAGER           FUND(S) MANAGED
--------------------------------------------------------------------------------
THANOS BARDAS               Lehman Brothers Core Bond Fund
--------------------------------------------------------------------------------
                            Lehman Brothers Core Plus Bond Fund
--------------------------------------------------------------------------------
ANN H. BENJAMIN             Lehman Brothers High Income Bond Fund
--------------------------------------------------------------------------------
DAVID M. BROWN              Lehman Brothers Core Bond Fund
--------------------------------------------------------------------------------
                            Lehman Brothers Core Plus Bond Fund
--------------------------------------------------------------------------------
MICHAEL FOSTER              Lehman Brothers Short Duration Bond Fund
--------------------------------------------------------------------------------
WILLIAM FURRER              Lehman Brothers Municipal Securities Trust
--------------------------------------------------------------------------------
JAMES ISELIN                Lehman Brothers Municipal Securities Trust
--------------------------------------------------------------------------------
RICHARD GRAU                Lehman Brothers Short Duration Bond Fund
--------------------------------------------------------------------------------
RICHARD W. KNEE             Lehman Brothers Core Bond Fund
--------------------------------------------------------------------------------
                            Lehman Brothers Core Plus Bond Fund
--------------------------------------------------------------------------------
                            Lehman Brothers Strategic Income Fund
--------------------------------------------------------------------------------
THOMAS P. O'REILLY          Lehman Brothers High Income Bond Fund
--------------------------------------------------------------------------------
THOMAS SONTAG               Lehman Brothers Core Bond Fund
--------------------------------------------------------------------------------
                            Lehman Brothers Core Plus Bond Fund
--------------------------------------------------------------------------------

---------------------------------------------------------------
                  Lehman Brothers Short Duration Bond Fund
---------------------------------------------------------------
BRAD TANK         Lehman Brothers Strategic Income Fund
---------------------------------------------------------------


      ACCOUNTS MANAGED
      ----------------

      The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of December 31, 2007.


                                                              NUMBER OF          ASSETS MANAGED FOR
                               NUMBER OF                      ACCOUNTS           WHICH ADVISORY FEE IS
                                MANAGED       TOTAL         ADVISORY FEE          ACCOUNTS FOR WHICH
TYPE OF                         ASSETS       MANAGED        IS PERFORMANCE-      PERFORMANCE-BASED
ACCOUNT                        MANAGED      ($MILLIONS)        BASED               ($ MILLIONS)
-------                        -------      -----------    ---------------    -----------------------
THANOS BARDAS

Registered Investment
Companies*                       2             44.5              0                      0

Other Pooled Investment
Vehicles                         0              0                0                      0

Other Accounts**                47           8,267.1             1                    921.3

ANN H. BENJAMIN

Registered Investment                         852.1              0                      0
Companies*                       5

Other Pooled Investment
Vehicles                         1            128.8              0                      0

Other Accounts**                38           6,347.5             1                    921.3

DAVID M. BROWN

Registered Investment
Companies*                       4           1,331.2             0                      0

Other Pooled Investment
Vehicles                         1            341.5              0                      0

Other Accounts**                87          30,898.1             1                  1,342.3

MICHAEL FOSTER

Registered Investment
Companies*                       3             752               0                      0

Other Pooled Investment
Vehicles                         0              0                0                      0

Other Accounts**                36             358               0                      0

WILLIAM FURRER

Registered Investment
Companies*                      10            5,851              0                      0


                                                              NUMBER OF          ASSETS MANAGED FOR
                               NUMBER OF                      ACCOUNTS           WHICH ADVISORY FEE IS
                                MANAGED       TOTAL         ADVISORY FEE          ACCOUNTS FOR WHICH
TYPE OF                         ASSETS       MANAGED        IS PERFORMANCE-      PERFORMANCE-BASED
ACCOUNT                        MANAGED      ($MILLIONS)        BASED               ($ MILLIONS)
-------                        -------      -----------    ---------------    -----------------------

Other Pooled Investment
Vehicles                         0             0                 0                      0

Other Accounts**               160           5,752               0                      0

RICHARD GRAU

Registered Investment            3            752                0                      0
Companies*

Other Pooled Investment          0             0                 0                      0
Vehicles

Other Accounts**                36            358                0                      0

JAMES L. ISELIN

Registered Investment           10           5,851               0                      0
Companies*

Other Pooled Investment          0             0                 0                      0
Vehicles

Other Accounts**               160           5,752               0                      0

RICHARD W. KNEE

Registered Investment            3           128.9               0                      0
Companies*

Other Pooled Investment          0             0                 0                      0
Vehicles

Other Accounts**                47          8,267.1              1                    921.3

THOMAS P. O'REILLY

Registered Investment            5           852.1               0                      0
Companies*

Other Pooled Investment          1           128.8               0                      0
Vehicles

Other Accounts**                38          6,347.5              1                    921.3

THOMAS SONTAG

Registered Investment            6          2,065.6              0                      0
Companies*

Other Pooled Investment          2          1,303.7              0                      0
Vehicles

Other Accounts**                91         29,222.4              1                   1,342.3

BRAD TANK

Registered Investment            1            0                  0                      0
Companies*


                                                              NUMBER OF          ASSETS MANAGED FOR
                               NUMBER OF                      ACCOUNTS           WHICH ADVISORY FEE IS
                                MANAGED       TOTAL         ADVISORY FEE          ACCOUNTS FOR WHICH
TYPE OF                         ASSETS       MANAGED        IS PERFORMANCE-      PERFORMANCE-BASED
ACCOUNT                        MANAGED      ($MILLIONS)        BASED               ($ MILLIONS)
-------                        -------      -----------    ---------------    -----------------------
Other Pooled Investment          0             0                 0                      0
Vehicles

Other Accounts**                 0             0                 0                      0

*Registered Investment Companies include all mutual funds managed by the portfolio manager, including the Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).


      CONFLICTS OF INTEREST
      ---------------------

      Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests. In such as case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Funds or accounts for which the Portfolio Manager is responsible.

      NB Management, Neuberger Berman, Lehman Brothers Asset Management and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      COMPENSATION
      ------------

      NB MANAGEMENT. A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

      Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a "finder's fee" or "referral fee" paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

      NB   Management's   Portfolio   Managers  have  always  had  a  degree  of
independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

      In addition, there are additional stock and option award programs available.

      NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

      LEHMAN BROTHERS ASSET MANAGEMENT. Portfolio Managers are typically compensated on the basis of a salary and an annual discretionary, performance-based bonus, which is in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall portfolio performance in relation to their peers, ability to attract and retain clients, revenue generation, assets under management, the current market conditions and overall contribution to the Firm. Managers are also evaluated on their collaboration with their client relationship and sales staff, their franchise building activities, teamwork, people and product development and their corporate citizenship.

      The percentage of compensation varies by position, experience/level and performance. In general, the more senior the investment professional, variable compensation becomes a greater portion of total compensation. As previously mentioned, all employees participate in the Lehman Brothers Equity Award program. The portion of compensation paid in equity increases as total compensation rises.

      Additionally, certain key members of the investment professional staff of Lehman Brothers Asset Management who were previously covered by employment contracts with Lehman Brothers will receive annual payouts from an Incentive Payment Pool ("IPP") valued at a fixed multiple of earnings for the fixed income business. Payouts began in 2007 and extend through 2009, and have specific non-compete and non-solicitation provision restrictions.

      Some accounts the Portfolio Managers manage tie compensation to performance. However, no substantial portion of the manager's compensation is tied directly to performance, so we believe that there are no significant incentives for them to take undue risks.

      OWNERSHIP OF SECURITIES
      -----------------------

      Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages as of December 31, 2007.

--------------------------------------------------------------------------------
                                                                  DOLLAR RANGE
                                                                   OF EQUITY
                                                                   SECURITIES
                                                                   OWNED IN
PORTFOLIO MANAGER             FUND(S) MANAGED                      THE FUND
-----------------------------------------------------------------------------

THANOS BARDAS       Lehman Brothers Core Bond Fund                    A
-----------------------------------------------------------------------------
                    Lehman Brothers Core Plus Bond Fund              N/A*
-----------------------------------------------------------------------------
ANN H. BENJAMIN     Lehman Brothers High Income Bond Fund             A
-----------------------------------------------------------------------------
DAVID M. BROWN      Lehman Brothers Core Bond Fund                    A
-----------------------------------------------------------------------------
                    Lehman Brothers Core Plus Bond Fund              N/A*
-----------------------------------------------------------------------------
MICHAEL FOSTER      Lehman Brothers Short Duration Bond Fund          A
-----------------------------------------------------------------------------
WILLIAM FURRER      Lehman Brothers Municipal Securities Trust        A
-----------------------------------------------------------------------------
RICHARD GRAU        Lehman Brothers Short Duration Bond Fund          A
-----------------------------------------------------------------------------
JAMES ISELIN        Lehman Brothers Municipal Securities Trust        A
-----------------------------------------------------------------------------
RICHARD W. KNEE     Lehman Brothers Core Bond Fund                    A
-----------------------------------------------------------------------------
                    Lehman Brothers Core Plus Bond Fund              N/A*
-----------------------------------------------------------------------------
                    Lehman Brothers Strategic Income Fund             A
-----------------------------------------------------------------------------
THOMAS P. O'REILLY  Lehman Brothers High Income Bond Fund             A
-----------------------------------------------------------------------------
THOMAS SONTAG       Lehman Brothers Core Bond Fund                    A
-----------------------------------------------------------------------------
                    Lehman Brothers Core Plus Bond Fund              N/A*
-----------------------------------------------------------------------------
                    Lehman Brothers Short Duration Bond Fund          A
-----------------------------------------------------------------------------
BRAD TANK           Lehman Brothers Strategic Income Fund             A
-----------------------------------------------------------------------------
* As of the date of this SAI, Lehman Brothers CORE PLUS BOND Fund was new and had not yet issued any shares.


      A = NONE                                         E = $100,001-$500,000

      B = $1-$10,000                                   F = $500,001-$1,000,000
      C = $10,001 - $50,000                            G = OVER $1,000,001
      D =$50,001-$100,000

INVESTMENT COMPANIES MANAGED
----------------------------

      The investment decisions concerning the Funds and the other registered investment companies managed by NB Management, Neuberger Berman and/or Lehman Brothers Asset Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management, Neuberger Berman and/or Lehman Brothers Asset Management have varied from one another in the past and are likely to vary in the future.

      There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by NB Management, Neuberger Berman or Lehman Brothers Asset Management are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management, Neuberger Berman and/or Lehman Brothers Asset Management outweighs any disadvantages that may result from contemporaneous transactions.

      The Funds are subject to certain limitations imposed on all advisory clients of NB Management, Neuberger Berman and/or Lehman Brothers Asset Management (including the Funds, the Other NB Funds, and other managed accounts) and personnel of NB Management, Neuberger Berman and/or Lehman Brothers Asset Management and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management, Neuberger Berman and/or Lehman Brothers Asset Management that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODES OF ETHICS
---------------


      The Funds, NB Management, Neuberger Berman and Lehman Brothers Asset Management have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.


MANAGEMENT AND CONTROL OF NB MANAGEMENT AND LEHMAN BROTHERS ASSET MANAGEMENT
----------------------------------------------------------------------------

     Neuberger Berman, Lehman Brothers Asset Management and NB Management are wholly owned by Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly-owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Joseph Amato, Kevin Handwerker, Jack L. Rivkin and Peter
E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and Mr. Sundman is an officer of the Trust. The directors, officers and/or employees of Lehman Brothers Asset Management who are deemed "control persons," all of whom have offices at the same address as Lehman Brothers Asset Management, are: Richard W. Knee, Lori A. Loftus and Bradley C. Tank.


      Lehman Brothers Holdings Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

                            DISTRIBUTION ARRANGEMENTS


      Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES offer a Class of shares, known as Investor Class. Lehman Brothers CORE BOND Fund offers four Classes of shares known as Class A, Class C, Investor Class and Institutional Class. Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund offers two Classes of shares known as Investor Class and Reserve Class. Lehman Brothers CORE PLUS BOND Fund offers Institutional Class shares. Lehman Brothers SHORT DURATION Bond Fund offers two Classes of shares known as Investor Class and Trust Class. Lehman Brothers STRATEGIC INCOME Fund offers four Classes of shares know as Class A, Class C, Institutional Class and Trust Class.

DISTRIBUTOR
-----------


      NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Investor Class, Institutional Class, Reserve Class and Trust Class shares are offered on a no-load basis. Class A and Class C (with the exception of Grandfathered Investors as defined in the Prospectus) are available only through Institutions that have entered into selling agreements with NB Management.


      Lehman Brothers SHORT DURATION Bond Fund Trust Class Shares are available only through Institutions that have made arrangements with NB Management for shareholder servicing and administration.


      In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Investor Class shares, Institutional Class shares, Reserve Class shares and Trust Class shares of Lehman Brothers STRATEGIC INCOME Fund, each a continuous offering, without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of shares of each Fund's Class A, Class C, Institutional Class, Reserve Class, and Trust Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds' shares. For Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions. For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase. A Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

      For each Fund that is sold directly to investors (currently, the Funds with an Investor Class, Institutional Class, or Reserve Class, certain Funds with a Trust Class and Funds with Class A shares for Grandfathered Investors as defined in the Class A and Class C shares Prospectus), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management, Neuberger Berman or Lehman Brothers Asset Management.


      From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

      The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to each Class, except Class A, Class C, the Trust Class of Lehman Brothers STRATEGIC INCOME Fund and the Investor Class of Lehman Brothers CORE BOND Fund which is each a party to a Distribution and Services Agreement, (collectively, the "Distribution Agreements"). The Distribution Agreements continue until October 31, 2008. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as each Management Agreement.

DISTRIBUTION PLAN (CLASS A ONLY)
--------------------------------

      The Trust, on behalf of Lehman Brothers CORE BOND Fund and Lehman Brothers STRATEGIC INCOME Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to Class A of each Fund. The Plan provides that the Funds will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from Class A of each Fund a fee at the annual rate of 0.25% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to broker-dealers, banks, third-party administrators and other financial intermediaries that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to such institutions is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A's Plan complies with these rules.

DISTRIBUTION PLAN (CLASS C ONLY)
--------------------------------

      The Trust, on behalf of Lehman Brothers CORE BOND Fund and Lehman Brothers STRATEGIC INCOME Fund, has also adopted a Plan with respect to Class C of each Fund. The Plan provides that Class C of each Fund will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from Class C of each Fund a fee at the annual rate of 1.00% of that Class's average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to broker-dealers, banks, third-party administrators and other financial intermediaries that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to such institutions is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C's Plan complies with these rules.

DISTRIBUTION PLAN (LEHMAN BROTHERS CORE BOND FUND INVESTOR CLASS ONLY)
----------------------------------------------------------------------

      The Trust, on behalf of Lehman Brothers CORE BOND Fund, has also adopted a Plan with respect to the Investor Class of the Fund. The Plan provides that the Investor Class of the Fund will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Investor Class of Lehman Brothers CORE BOND Fund a fee at the annual rate of 0.25% of the Class' average daily net assets. NB Management may pay up to the full amount of this fee to broker-dealers, banks, third-party administrators and other financial intermediaries that make available Investor Class shares of the Fund and/or provide services to the Fund's Investor Class and its shareholders. The fee paid to such institutions is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Investor Class of Lehman Brothers CORE BOND Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Investor Class' Plan complies with these rules.

      The table below sets forth the total amount of fees accrued for Lehman Brothers CORE BOND Fund:


                                                    From October   Fiscal Year
                    Fiscal Year     Fiscal Year       1, 2005 to     Ended
                   Ended October   Ended October     October 31,   September
Investor Class*      31, 2007        31, 2006            2005       30, 2005
---------------    -------------   ------------     ------------   -----------

CORE BOND           $88,453          $79,460            $6,259       $72,994

*Data prior to June 10, 2005 is that of the Ariel Premier Bond Fund, the predecessor to the Lehman Brothers CORE BOND Fund.


DISTRIBUTION PLAN (LEHMAN BROTHERS STRATEGIC INCOME FUND TRUST CLASS ONLY)
--------------------------------------------------------------------------

      The Trust, on behalf of Lehman Brothers STRATEGIC INCOME Fund, has also adopted a Plan with respect to the Trust Class of the Fund. The Plan provides that the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from the Trust Class of the Fund a fee at the annual rate of 0.10% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to broker-dealers, banks, third-party administrators and other financial intermediaries that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to such institutions is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Trust Class' Plan complies with these rules.

      The table below sets forth the total amount of fees accrued for Lehman Brothers STRATEGIC INCOME Fund:


                       Fiscal Year       Fiscal Year
                       Ended October     Ended October      From October
Trust Class             31, 2007          31, 2006           31, 2005
-----------            -------------     -------------      ------------

STRATEGIC INCOME           $92              $0                  $0


DISTRIBUTION PLANS
------------------

      Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

      Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.


      The Plans are renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.


      From time to time, a fund may be closed to new investors. Because the Plans pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

REVENUE SHARING (ALL FUNDS)
---------------------------

      NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the
Funds)  to  certain  brokers,   dealers,   or  other  financial   intermediaries

("Financial   Intermediaries")  in  connection  with  the  sale,   distribution,
retention and/or servicing of Fund shares ("revenue sharing payments").

      Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary's financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

      In addition, NB Management may pay for: placing the Funds on the Financial Intermediary's sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

      The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

      Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary's recommendation of the Funds or of any particular share class of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of a Fund.

      In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees").

Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

      NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients' accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.

                         ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE
--------------------------------

      Each Fund's shares are bought or sold at a price that is the offering price or at a price that is the Fund's NAV per share. The NAV for each Class of a Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent.


      Each of Lehman Brothers  CALIFORNIA  TAX-FREE MONEY Fund,  Lehman Brothers
MUNICIPAL  MONEY  Fund,  Lehman  Brothers  NEW  YORK  MUNICIPAL  MONEY  Fund and
Neuberger Berman CASH RESERVES relies on Rule 2a-7 to use the amortized cost method of valuation to enable it to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. While this method provides consistency in valution, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Although the Funds' reliance on Rule 2a-7 and use of the amortized cost valuation method should enable the Funds, under most conditions, to maintain a stable $1.00 share price, there can be no assurance they will be able to do so. An investment in these Funds, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.

      Each of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund calculates its NAV as of 3:00 p.m., Eastern time (Neuberger Berman CASH RESERVES calculates its NAV as of noon, Eastern time), on each day the New York Stock Exchange ("NYSE") and Federal Reserve Wire System ("Federal Reserve") are open.

      Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers STRATEGIC INCOME Fund and Lehman Brothers MUNICIPAL SECURITIES Trust use an independent pricing service to value their debt securities. Valuations of debt securities provided by an independent pricing service are based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Funds seek to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value. The Funds periodically verify valuations provided by the pricing services.
Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value. Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers MUNICIPAL SECURITIES Trust, Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers STRATEGIC INCOME Fund each calculates it NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

      Each Fund uses an independent pricing service to value its equity portfolio securities (including options). The independent pricing service values equity portfolio securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq are normally valued by the independent pricing service at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

      If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available fro man independent pricing service, the Funds seek to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value.


      Each Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

      If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Board of Trustees has authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

      If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING
---------------------------------------------

      For each Class of each Fund that is sold directly to investors (currently, Investor Class, Institutional Class of certain Funds, Trust Class of certain Funds and Class A shares for Grandfathered Investors as defined in the Class A and Class C shares Prospectus), shareholders in that Class ("Direct Shareholders") may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

      For all Funds except for the money market funds, automatic investing enables a Direct Shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a Direct Shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

FINANCIAL INTERMEDIARIES
------------------------

      The Funds have authorized one or more Financial Intermediaries to receive purchase and redemption orders on their behalf. Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase and redemption order when a Financial Intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been "accepted" as defined in the Funds' prospectuses.

SALES CHARGES
-------------

CLASS A PURCHASES
-----------------

      PURCHASES BY CERTAIN 403(b) PLANS. Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

      OTHER PURCHASES. Pursuant to a determination of eligibility by NB Management, Class A shares of the Funds may be sold at net asset value to:

      1. current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

      2. currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

      3. currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-
            law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

      4. companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

      5.    insurance company separate accounts;

      6. accounts managed by NB Management or Neuberger and its affiliated companies;

      7.    NB Management or Neuberger and its affiliated companies;

      8. an individual or entity with a substantial business relationship with NB Management or Neuberger and its affiliated companies, or an individual or entity related or relating to such individual or entity;

      9. wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by NB Management or Neuberger and its affiliated companies;

      10. full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

      11. directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

      12. banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee;

      13. clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

      14. Employer-sponsored defined contribution - type plans, including certain 403(b) plans, investing $1 million or more with 100 or more eligible employees, and IRA rollovers involving retirement plan assets invested in the funds in the fund family; and

      15. Employee benefit and retirement plans for NB Management and its affiliates.

      Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

      MOVING BETWEEN ACCOUNTS.
      ------------------------

      Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

      o redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

      o required minimum distributions from an IRA or other individual- type retirement account used to purchase fund shares in a non- retirement account; and

      o death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

      LOAN REPAYMENTS.
      ----------------

      Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

      DEALER COMMISSIONS AND COMPENSATION.
      ------------------------------------

      Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund's IRA rollover policy as described in the Prospectus) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

      A dealer concession of up to 1% may be paid by the Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS
-----------------------------------

      REDUCING YOUR CLASS A SALES CHARGE.
      -----------------------------------

      As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

      LETTER OF INTENT. By establishing a letter of intent (the "Letter"), you enter into a nonbinding commitment to purchase shares of non-money market funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

      The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

      The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

      The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder's death.

      When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Fund's transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

      Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the prospectus with their first purchase.

      AGGREGATION. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

      o individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in "Purchases by certain 403(b) plans" under "Sales Charges") or single-participant Keogh-type plan;

      o business accounts solely controlled by you or your immediate family (for example, you own the entire business);

      o trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct the Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

      o  endowments  or   foundations  established  and  controlled  by  you  or
         your immediate family; or

      o 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan). Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

      o for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

      o made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

      o  for a  diversified   common  trust  fund  or other  diversified  pooled
         account not specifically formed for the purpose of accumulating fund shares;

      o for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

      o for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

      Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

      CONCURRENT PURCHASES. As described in the Prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds in the fund family are excluded.

      RIGHTS OF ACCUMULATION. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of money market funds in the fund family are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

      The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

      You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

      If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

CDSC WAIVERS FOR CLASS A AND C SHARES.
--------------------------------------

      As noted in the Prospectus, a contingent deferred sales charge ("CDSC") may be waived in the following cases:

      o redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund's transfer agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund's transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

      o  tax-free returns of excess contributions to IRAs;

      o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

      o  distributions  from an IRA upon  the  shareholder's  attainment  of age
         59-1/2;

      o IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

      o redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

      In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):

      o Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

      o Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

      o Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

      For purposes of this paragraph, "account" means:

      o in the case of Class A shares, your investment in Class A shares of all funds in the fund family (investments representing direct purchases of money market funds in the fund family are excluded); and

      o in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

      CDSC waivers are allowed only in the cases listed here and in the Prospectus.

                         ADDITIONAL EXCHANGE INFORMATION

      As more fully set forth in a fund's prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

      In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

      An Institution may exchange a fund's Investor Class, Advisor Class, Trust Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund's shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

      Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

      Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.


      Any of the funds in the fund family may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase of shares for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

      There can be no assurance that Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NATIONAL MUNICIPAL Money Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, Lehman Brothers TAX-FREE MONEY Fund, Neuberger Berman CASH RESERVES or Neuberger Berman GOVERNMENT MONEY Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.


      Each of the funds in the fund family, except Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days' notice prior to terminating or materially altering its exchange privilege, except in the following cases:

      o If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

      o In certain extraordinary circumstances, such as the suspension of the redemption of the fund's shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------


      The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for it to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. For Neuberger Berman CASH RESERVES, Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund or Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, redemption payments may also be delayed when the Federal Reserve is closed or when trading on the Federal Reserve is restricted; when the NYSE, bond market or Federal Reserve closes early, payments with respect to redemption requests received subsequent to the recommended close will be made the next business day.

      If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("NYSE Business Day") after termination of the suspension (for Neuberger Berman CASH RESERVES, Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers
MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, the first day the NYSE and the Federal Reserve are open ("Money Market Fund Business Day") after termination of the suspension).


      As noted in the applicable Prospectus, each Fund, other than a money market fund, prices its shares as of the close of regular trading on the NYSE, which is normally 4 p.m. The NYSE may occasionally close early, e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard. On those days, these Funds will generally price their shares as of the earlier closing time.

      Neuberger Berman CASH RESERVES calculates its share price as of noon Eastern time, each day the NYSE and the Federal Reserve are open.


      Each of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund calculates its share price as of 3:00 p.m. on days on which the NYSE and Federal Reserve are open. If the NYSE or Federal Reserve were to close before regular trading, each Fund would price its shares as of the earlier closing time.


REDEMPTIONS IN KIND
-------------------

      Each Fund (except Neuberger Berman CASH RESERVES and Lehman Brothers STRATEGIC INCOME Fund) reserves the right, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. Neuberger Berman CASH RESERVES and Lehman Brothers STRATEGIC INCOME Fund also reserve the right, to honor any request for redemption by making payment in whole or in part in securities. If payment is made in securities, a shareholder or institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Each Fund distributes to its shareholders substantially all of its net investment income by Class (after deducting expenses attributable to the Class), any net capital gains (both long-term and short-term) and net gains from foreign currency transactions it earns or realizes. A Fund's net investment income, for financial accounting purposes, consists of all income accrued on portfolio assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income of each Fund (except Neuberger Berman CASH RESERVES, Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund) and net gains and losses of each Fund, if any, are reflected in its NAV until distributed.


      Neuberger Berman CASH RESERVES calculates its net investment income and share price as of noon, Eastern time, on each day the NYSE and the Federal Reserve are open; each of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund calculates its net investment income and share price as of 3:00 p.m., Eastern time, on each Money Market Fund Business Day; each other Fund calculates its net investment income and share price as of the close of regular trading on the NYSE on each NYSE Business Day (usually 4:00 p.m. Eastern time).

      Each Fund (except Lehman Brothers STRATEGIC INCOME Fund) ordinarily declares income dividends daily; dividends declared for each month are ordinarily paid on the last NYSE Business Day of the month. Lehman Brothers STRATEGIC INCOME Fund will ordinarily declare and pay income dividends quarterly until April 1, 2008; effective April 1, 2008, the Fund will ordinarily declare income dividends daily and dividends declared for each month will ordinarily be paid on the last NYSE Business day of the month.

      The shares of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and Neuberger Berman CASH RESERVES begin earning income dividends thereon on the Money Market Fund Business Day on which the proceeds of the purchase order are converted to "federal funds" (if converted by 6:00 p.m., Eastern time), or the next Money Market Fund Business Day if so converted after that time, and continue to earn dividends through the Money Market Fund Business Day before they are redeemed. Shares of the other Funds (and effective April 1, 2008 for Lehman Brothers STRATEGIC INCOME Fund) begin earning income dividends on the Bond Fund Business Day after the proceeds of the purchase order have been converted to "federal funds" and continue to earn dividends through the Bond Fund Business Day they are redeemed. Distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.


      Each Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Direct shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, as designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

      A shareholder's cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder for 180 days, however, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

      Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS
---------------------


      ALL FUNDS. To qualify or continue to qualify for treatment as a RIC under the Code, each Fund, which is treated as a separate corporation for federal tax purposes, must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income - consisting generally of taxable net investment income, the excess of net short-term capital gain over net long-term capital loss ("short-term gain"), and, for Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund and Lehman Brothers STRATEGIC INCOME Fund (collectively "Bond Funds"), net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid
- plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following:


         (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and

         (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in
   (i) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs.

      By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year, without being able to deduct the distributions it makes to its shareholders, and the shareholders would treat all those distributions, including distributions of net capital gain and amounts that otherwise would be "exempt-interest dividends" (described below), as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.


      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions each year to avoid liability for the Excise Tax.


      Each Fund may acquire zero coupon or other securities issued with OID, and each of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust, Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund may also acquire municipal securities issued with OID. Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund and Lehman Brothers STRATEGIC INCOME Fund may also acquire pay-in-kind securities, which pay "interest" through the issuance of additional securities. As a holder of those securities, each Fund must take into income (or take into account, in the case of municipal OID securities) the OID and other non-cash income that accrues on the securities during the taxable year, even if it receives no corresponding cash payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued taxable and tax-exempt OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


      Interest and dividends a Fund receives, and gains it realizes, on foreign securities, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


      LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND, LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS MUNICIPAL MONEY FUND AND LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND. Dividends a Fund pays will qualify as "exempt-interest dividends" if it satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; each Fund intends to continue to satisfy this requirement. Exempt-interest dividends constitute the portion of a Fund's aggregate dividends equal to the excess of its excludable interest over certain amounts disallowed as deductions.


      BOND FUNDS. The Bond Funds' use of hedging strategies, such as writing (selling) and purchasing Futures Contracts and options and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses they realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments any Bond Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Each Bond Fund's exchange-traded Futures Contracts, "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index), and certain foreign currency contracts that are subject to section 1256 of the Code (collectively "Section 1256 contracts") are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of its taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that any Bond Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. Each Bond Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

      Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including Forward Contracts, (2) except in certain circumstances, from Hedging Instruments on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and
(4) that are attributable to exchange rate fluctuations between the time a Bond Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Bond Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Bond Fund's section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares. Although each Bond Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Bond Fund will do so from time to time, incurring the costs of currency conversion.

      When a covered call option written (sold) by a Bond Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Bond Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than such amount. When a covered call option written by a Bond Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.

      If a Bond Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, Futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a Futures or Forward Contract a Bond Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Bond Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


      LEHMAN BROTHERS CORE PLUS BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND. The following income tax considerations apply to Lehman Brothers CORE PLUS BOND Fund and Lehman Brothers STRATEGIC INCOME Fund in addition to those described above under "Bond Funds."

      Income that either Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the Income Requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees' thereof but nevertheless indicate the Service's view of federal tax matters) holding that a RIC that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the Diversification Requirement.

      Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits ("REMICs") or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools ("TMPs") or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service recently issued a notice ("Notice") announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

      The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

      A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting "that are nominees" for "that are not `disqualified organizations'" in clause (3) and inserting "record shareholders that are" after "its" in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

      OTHER. Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers STRATEGIC INCOME Fund and Neuberger Berman CASH RESERVES may invest in bonds that are purchased, generally not on their initial issue, with "market discount" (that is, at a price less than the bond's principal amount or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) ("market discount bonds"). Market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after a Fund acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of a market discount bond, other than a bond with a fixed maturity date within one year from its issuance, generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.


TAXATION OF THE FUNDS' SHAREHOLDERS
-----------------------------------


      ALL FUNDS. Dividends a Fund pays to a foreign shareholder, other than dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, "interest-related dividends" and "short-term capital gain dividends," if properly designated by a Fund, will be exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. The exemption from withholding tax will apply only to interest-related dividends and short-term capital gain dividends a Fund pays to foreign investors, with certain exceptions, with respect to its current taxable year, unless extended by proposed legislation introduced in Congress last year.

      As described in "Maintaining Your Account" in each Prospectus, a Fund may close a shareholder's account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.


      Each Fund is required to withhold 28% of all taxable dividends, and each Bond Fund and Lehman Brothers MUNICIPAL SECURITIES Trust is required to withhold 28% of all capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized), otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

      BOND FUNDS. If shares of a Bond Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


      LEHMAN BROTHERS CORE PLUS BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND. After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in Lehman Brothers CORE PLUS BOND Fund's or Lehman Brothers STRATEGIC INCOME Fund's also having to re-categorize some of the distributions it has made to its shareholders. Those changes would be reflected in your annual Form 1099, together with other tax information. Although those forms generally will be distributed to you in January of each year, each Fund may request from the Service an extension of time to distribute those forms until mid-or late-February to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

      LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST, LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND, LEHMAN BROTHERS MUNICIPAL MONEY FUND AND LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient's federal income tax return. Shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

      Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares generally is not deductible for federal income tax purposes.

      Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs. Interest on certain PABs is a Tax Preference Item, although that interest remains fully tax-exempt for regular federal income tax purposes.


      Up to 85% of social security and railroad retirement benefits may be included in taxable income for a taxable year for recipients whose modified adjusted gross income (including income from tax-exempt sources such as a Fund) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from a Fund still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

      If a Fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectuses and in the discussion of market discount bonds above, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

      If shares of Lehman Brothers MUNICIPAL SECURITIES Trust are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund is required to withhold 28% of all taxable dividends otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to backup withholding.


      LEHMAN BROTHERS CALIFORNIA TAX-FREE MONEY FUND. The treatment of all or part of a Fund dividend as an exempt-interest dividend for federal income tax purposes does not necessarily result in the exemption of that amount from state or local income tax. Under California law, however, if (1) the Fund qualifies as a RIC under the Code and (2) at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations issued by or on behalf of the State of California and its local governments and other obligations the interest on which is exempt from California personal income tax, then Fund dividends derived from interest payments on those obligations will be exempt from that tax. Federal exempt-interest dividends derived from interest on other municipal obligations, if any, as well as other Fund dividends (including dividends derived from taxable ordinary income and short-term gain), generally are not exempt from California personal income tax. Dividends to corporate shareholders will be subject to California corporate franchise tax.

      Interest on indebtedness a shareholder incurs to purchase or carry shares generally is not deductible for California personal income tax purposes.

      Investment in the Fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than California, because the exemption from California personal income tax does not prevent those states from taxing individual shareholders on dividends they receive from the Fund.

      LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND. Dividends paid by Lehman Brothers NEW YORK MUNICIPAL MONEY Fund are exempt from New York State and New York City personal income taxes applicable to individuals who reside in New York State and New York City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments of Puerto Rico, the U.S. Virgin Islands, Guam, and other U.S. territories. Distributions excluded from gross income for federal income tax purposes that are derived from interest on state and municipal securities other than New York issuers are generally subject to taxes in New York State and New York City. Additionally, other distributions from that Fund, including distributions derived from taxable ordinary income and short-term gain, are generally not exempt from New York

State and New York City personal income taxes. Distributions to a corporate shareholder will be subject to New York State corporate franchise tax and New York City general corporation tax.


      Investment in Lehman Brothers NEW YORK MUNICIPAL MONEY Fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City, because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on distributions received from the Fund.


      Interest on indebtedness incurred by a shareholder to purchase or carry shares generally is not deductible for New York State or New York City personal income tax purposes.

      Under current applicable New York State law, the highest marginal New York State income tax rate imposed on individuals is 6.85%. The highest marginal New York City income tax rate currently imposed on individuals is 3.648%. Shareholders subject to taxation in a state other then New York will realize a lower after tax rate of return if distributions from Lehman Brothers NEW YORK MUNICIPAL MONEY Fund are not exempt from taxation in such other state.

                                   * * * * *

      In January 2006, the Kentucky Court of Appeals held that a provision of Kentucky law that exempts from that state's income taxation interest on obligations issued by Kentucky or its political subdivisions but subjects to that taxation interest derived from obligations of "sister states and political subdivisions thereof" violates the United States Constitution. The Kentucky Department of Revenue filed a petition requesting the U.S. Supreme Court to review that decision, which the Court granted, and the case was argued before the Court in November 2007. The final outcome of that case is unknown, and it cannot be predicted whether similar cases will be filed in other jurisdictions such as California or New York. If a final adverse decision is rendered in that case, it could affect the tax status of exempt-interest dividends for California and/or New York state personal income tax purposes and could negatively impact the value of the securities Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund and Lehman Brothers New YORK MUNICIPAL MONEY Fund hold and, therefore, the value of their shares.

                                   * * * * *

      The foregoing is only a general summary of some of the important federal income and excise tax, and California, New York State and New York City personal income tax, considerations generally affecting the funds and their shareholders. It reflects the federal, California, New York State and New York City income tax laws as of the date of this SAI and does not address special tax rules applicable to certain types of investors. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisers regarding other federal, state, or local tax considerations that may apply in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

                             PORTFOLIO TRANSACTIONS

      Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

      In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, the Manager considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. The Manager also may consider the brokerage and research services that broker-dealers provide to the Fund or the Manager. Under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, each Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.


      During the fiscal year ended October 31, 2007, Lehman Brothers CORE BOND Fund acquired securities of the following of its "regular brokers or dealers":
Banc of America Securities LLC, Bear Stearns & Co., Inc., Citigroup Global Markets, Inc., Deutsche Bank Securities, Inc., Goldman Sachs & Co., J.P. Morgan Chase & Co., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley & Co., Inc. and Wachovia Securities, Inc. At October 31, 2007, that Fund held the securities of its "regular brokers or dealers" with an aggregate value as follows: J.P. Morgan Chase & Co., $9,551,536; Banc of America Securities LLC, $5,632,883; Citigroup Global Markets, Inc., $1,772,899; Merrill Lynch, Pierce, Fenner & Smith, Inc., $1,422,072; Wachovia Securities, Inc., $955,509; Lehman Brothers, Inc., $811,819; Bear Stearns & Co., Inc., $575,302; Deutsche Bank Securities, Inc., $494,691; Goldman Sachs & Co., $296,937; and Morgan Stanley & Co., Inc., $275,457.

      During the fiscal year ended October 31, 2007, Lehman Brothers HIGH INCOME Bond Fund paid brokerage commissions of $30,713, of which $0 was paid to Neuberger Berman and $0 was paid to Lehman Brothers. During the fiscal year ended October 31, 2007, transactions in which the Fund used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. During the fiscal year ended October 31, 2007, transactions in which the Fund used Lehman Brothers as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. 100% of the $30,713 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $24,344,860) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2007, Lehman Brothers HIGH INCOME Bond Fund did not acquire any securities of its "regular brokers or dealers." At October 31, 2007, that Fund held none of the securities of its "regular brokers or dealers."

      During the fiscal year ended October 31, 2007, Lehman Brothers MUNICIPAL MONEY Fund acquired securities of the following of its "regular brokers or dealers": Deutsche Bank Securities, Inc. and J.P. Morgan Chase & Co. At October 31, 2007, that Fund held the securities of its "regular brokers or dealers" with an aggregate value as follows: Deutsche Bank Securities, Inc., $33,985,000.

      During the fiscal year ended October 31, 2007, Lehman Brothers MUNICIPAL SECURITIES Trust did not acquire any securities of its "regular brokers or dealers." At October 31, 2007, that Fund held none of the securities of its "regular brokers or dealers."

      During the fiscal year ended October 31, 2007, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund acquired securities of the following of its "regular brokers or dealers": Deutsche Bank Securities, Inc. and UBS Securities LLC. At October 31, 2007, that Fund held the securities of its "regular brokers or dealers" with an aggregate value as follows: Deutsche Bank Securities, Inc., $20,000,000; and UBS Securities LLC, 12,950,000.

      During the fiscal year ended October 31, 2007, Lehman Brothers SHORT DURATION Bond Fund acquired securities of the following of its "regular brokers or dealers": Banc of America Securities LLC, Bear Stearns & Co., Inc., Goldman Sachs & Co., J.P. Morgan Chase & Co. and Lehman Brothers, Inc. At October 31, 2007, that Fund held the securities of its "regular brokers or dealers" with an aggregate value as follows: J.P. Morgan Chase & Co., $11,912,263; Banc of America Securities LLC, $7,895,367; Bear Stearns & Co., Inc., $7,063,440; Goldman Sachs & Co., $3,222,135; and Lehman Brothers, Inc., $2,898,824.


      During the fiscal year ended October 31, 2005, Lehman Brothers STRATEGIC INCOME Fund paid brokerage commissions of $28,834, of which $1,287 was paid to Neuberger Berman and $6,381 was paid to Lehman Brothers.

      During the fiscal year ended October 31, 2006, Lehman Brothers STRATEGIC INCOME Fund paid brokerage commissions of $14,446, of which $656 was paid to Neuberger Berman and $2,249 was paid to Lehman Brothers.


     During the fiscal year ended October 31, 2007, Lehman Brothers STRATEGIC INCOME Fund paid brokerage commissions of $11,208, of which $410 was paid to Neuberger Berman and $1,810 was paid to Lehman Brothers. During the fiscal year ended October 31, 2007, transactions in which the Fund used Neuberger Berman as broker comprised 3.46% of the aggregate dollar amount of transactions involving the payment of commissions, and 3.66% of the aggregate brokerage commissions paid by the Fund. During the fiscal year ended October 31, 2007, transactions in which the Fund used Lehman Brothers as broker comprised 20.35% of the aggregate dollar amount of transactions involving the payment of commissions, and 16.15% of the aggregate brokerage commissions paid by the Fund. 100% of the $10,798 paid to other brokers and Lehman Brothers by that Fund during that fiscal year (representing commissions on transactions involving approximately $9,067,306) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2007, Lehman Brothers STRATEGIC INCOME Fund acquired securities of the following of its "regular brokers or dealers": Banc of America Securities LLC, Bear Stearns & Co., Inc., Citigroup Global Markets, Inc., Deutsche Bank Securities, Inc., Goldman Sachs & Co., J.P. Morgan Chase & Co. and Wachovia Securities, Inc. At October 31, 2007, that Fund held the securities of its "regular brokers or dealers" with an aggregate value as follows: J.P. Morgan Chase & Co., $124,054; Banc of America Securities LLC,
$90,600;  Wachovia Securities,  Inc., $85,570;  Citigroup Global Markets,  Inc.,
$83,580; Bear Stearns & Co., Inc., $73,711; Deutsche Bank Securities, Inc., $70,670; and Goldman Sachs & Co., $59,867.

      During the fiscal year ended October 31, 2007, Neuberger Berman CASH RESERVES acquired securities of the following of its "regular brokers or dealers": Banc of America Securities LLC, Bear Stearns & Co., Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley & Co., Inc., UBS Securities LLC and Wachovia Securities, Inc. At October 31, 2007, that Fund held the securities of its "regular brokers or dealers" with an aggregate value as follows: Goldman Sachs & Co., $10,000,000; Morgan Stanley & Co., Inc., $9,296,208; UBS Securities LLC, $8,902,550; Merrill Lynch, Pierce, Fenner & Smith, Inc., $8,419,581; Bear Stearns & Co., Inc., $5,502,489; Banc of America Securities LLC, $5,487,992; and Wachovia Securities, Inc., $5,000,000.


      No affiliate of any Fund receives give-ups or reciprocal business in connection with its portfolio transactions. No Fund effects transactions with or through broker-dealers in accordance with any formula or for selling shares of any Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

      The Funds may, from time to time, loan portfolio securities to Neuberger Berman and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated
Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.


      In effecting securities transactions, the Funds generally seek to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Neuberger Berman and Lehman Brothers Inc. ("Lehman Brothers") act as principal brokers for Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund and Lehman Brothers STRATEGIC INCOME Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). The Fund plans to continue to use Neuberger Berman and/or Lehman Brothers. as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.


      The use of Neuberger Berman and Lehman Brothers as brokers for the Funds is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

      Under the 1940 Act, commissions paid by the Funds to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in the Manager's judgment. No Fund deems it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, each Fund unless an appropriate exemption is available.

      A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Funds are fair and reasonable and effect brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

      To ensure that accounts of all investment clients, including the Funds, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

      Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Funds. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers might receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Fund participates in.

      Each Fund expects that it will continue to execute a portion of their transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, the Manager considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

      In certain instances the Manager specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced the Manager's normal internal research activities, the Manager's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, the Manager always considers its best execution obligation when deciding which broker to utilize.

      A committee comprised of officers of NB Management and employees of Neuberger Berman and/or Lehman Brothers Asset Management who are Portfolio Managers of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's and Lehman Brothers Asset Management's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

      The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Funds by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and, in some cases, by Neuberger Berman and/or Lehman Brothers Asset Management in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman and/or Lehman Brothers Asset Management from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds' benefit.

PORTFOLIO TURNOVER
------------------


      Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers MUNICIPAL SECURITIES Trust Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers STRATEGIC INCOME Fund calculate their portfolio turnover rates by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by
(2) the month-end average of the value of such securities owned by the Fund during the fiscal year.


EXPENSE OFFSET ARRANGEMENT
--------------------------

      Each Fund also has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2007, the impact of this arrangement was a reduction of expenses as follows:


      ----------------------------------------------------------
      FUNDS                               AMOUNT OF REDUCTION OF
                                          EXPENSES
      ----------------------------------------------------------
      CORE BOND                                        $2,607
      ----------------------------------------------------------
      HIGH INCOME                                     $16,759
      ----------------------------------------------------------
      MUNICIPAL MONEY                                 $68,538
      ----------------------------------------------------------

      ----------------------------------------------------------
      MUNICIPAL SECURITIES                             $2,958
      ----------------------------------------------------------
      NEW YORK MUNICIPAL MONEY                        $52,704
      ----------------------------------------------------------
      SHORT DURATION                                   $2,629
      ----------------------------------------------------------
      STRATEGIC INCOME                                   $343
      ----------------------------------------------------------
      CASH RESERVES                                    $4,998
      ----------------------------------------------------------

      Because Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund was not operational until December 27, 2007 and Lehman Brothers CORE PLUS BOND Fund was not operational as of the date of this SAI, the arrangement had no impact on the Funds for the fiscal period ended October 31, 2007.

COMMISSION RECAPTURE PROGRAM (LEHMAN BROTHERS CORE PLUS BOND FUND AND LEHMAN BROTHERS STRATEGIC INCOME FUND)
----------------------------------------------------------------------------

      The Funds have or may enter into a commission recapture program with Citigroup Global Markets Inc., which enables the Fund to recoup a portion of the commissions it pays to a broker that is not a related party of the Fund by redirecting these commissions to pay for some of its operational expenses. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended October 31, 2007, the impact of this arrangement on the Fund was a reduction of expenses as follows:

      ----------------------------------------------------------
      FUNDS                               AMOUNT OF REDUCTION OF
                                          EXPENSES
      ----------------------------------------------------------
      STRATEGIC INCOME                                   $720
      ----------------------------------------------------------

      Because Lehman Brothers CORE PLUS BOND Fund was not operational as of the date of this SAI, the arrangement had no impact on the Fund for the fiscal period ended October 31, 2007.


PROXY VOTING
------------

      The Board has delegated to NB Management the responsibility to vote proxies related to the securities of their respective investment advisory clients. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

      NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of the advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

      NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

      NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting for their respective investment advisory clients. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

      In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

      If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

      Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

      The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

      NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable

Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Funds prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

PORTFOLIO HOLDINGS DISCLOSURE PROCEDURES
----------------------------------------

      Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Funds or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Funds or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

      No Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds' Chief Compliance Officer, the Board of Trustees reviews the Funds' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

      Pursuant to Codes of Ethics adopted by the Funds, NB Management, and Lehman Brothers Asset Management ("Code of Ethics"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds shareholders. The Code of Ethics also prohibits any person associated with the Funds, NB Management and Lehman Brothers Asset Management in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

PORTFOLIO HOLDINGS APPROVED RECIPIENTS
--------------------------------------

      The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

      STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

      BEAR STEARNS SECURITIES CORP. ("BEAR STEARNS"). Lehman Brothers HIGH INCOME Bond Fund has entered into a securities lending agreement with Bear Stearns under which the Fund provides Bear Stearns with its complete portfolio holdings each day. Pursuant to such agreement, Bear Stearns agrees that all portfolio and other information concerning the Fund that is disclosed or made available to Bear Stearns constitutes a valuable asset of, and is proprietary to the Fund. Bear Stearns agrees that the Fund's information will be used solely for purposes of the transactions contemplated by the agreement or to comply with regulatory requirements or legal process and will not be disclosed to any other party without the express written consent of the Fund. Bear Stearns agrees to protect the Fund information by using the same degree of care to prevent the unauthorized disclosure of the Fund information as Bear Stearns uses to protect its own information of a like nature. The Fund pays a fee to Bear Stearns with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.


      SECURITIES LENDING AGENT. One or more of Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers MUNICIPAL SECURITIES Trust, Lehman Brothers STRATEGIC INCOME Fund and Neuberger Berman CASH RESERVES have entered or may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to a Fund's operations that is designated by that Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund participating in the agreement pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.


      OTHER THIRD-PARTY SERVICE PROVIDERS TO THE FUNDS. The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.

      In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management, Lehman Brothers Asset Management and/or Neuberger Berman. Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. ("FactSet") each day for this purpose. FactSet receives reasonable compensation for its services.

      In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

      RATING, RANKING AND RESEARCH AGENCIES.
      --------------------------------------


      Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. Each Fund provides its complete portfolio holdings to: Vestek each day; Fitch, Inc. each week, for money market funds rated by Fitch Inc.; and Lipper, a Reuters company, on the second business day of each month. Each Fund also provides its complete month-end portfolio holdings to Data Communiqu{e'} International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund's top 10 holdings. No compensation is received by any Fund, NB Management, Neuberger Berman, Lehman Brothers Asset Management or any other person in connection with the disclosure of this information. Each Fund either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for each of the Funds.


                             REPORTS TO SHAREHOLDERS


      Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firm for each Fund. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.


                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

THE FUNDS
---------


      Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of May 19, 2007. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has thirteen separate operating series (including the Funds). The Fund

Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.


      Prior to June 1, 2007, the name of the Trust was "Neuberger Berman Income Funds."

      On February 28, 2007, each of Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers MUNICIPAL SECURITIES Trust and Lehman Brothers STRATEGIC INCOME Fund changed its name from Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund, Neuberger Berman Municipal Securities Trust and Neuberger Berman Strategic Income Fund, respectively.

      DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

      SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.

      CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

      OTHER. For Fund shares that can be bought, owned and sold through an intermediary, a client of an intermediary may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the intermediary or if the intermediary no longer has a contract with NB Management to perform services. Depending on the policies of the intermediary involved, an investor may be able to transfer an account from one intermediary to another.

                             CUSTODIAN AND TRANSFER AGENT


      Each Fund has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence for Reserve Class Shares of Lehman Brothers

CALIFORNIA TAX-FREE MONEY Fund and Investor Class shares of Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers CORE BOND Fund, Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers MUNICIPAL SECURITIES Trust and Neuberger Berman CASH RESERVES should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. All Institutional Class and Trust Class correspondence for Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund, Lehman Brothers STRATEGIC INCOME Fund and Lehman Brothers SHORT DURATION Bond Fund should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2[nd] Floor, New York, NY 10158-0180.



                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS


      Lehman Brothers HIGH INCOME Bond Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust, Lehman Brothers SHORT DURATION Bond Fund, Lehman Brothers STRATEGIC INCOME Fund and Neuberger Berman CASH RESERVES has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

      Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers CORE BOND Fund, Lehman Brothers CORE PLUS BOND Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the independent registered public accounting firm that will audit its financial statements.


                                  LEGAL COUNSEL

     The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of January 31, 2008, the following are all of the beneficial and record owners of more than five percent of a class of each Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.


FUND AND CLASS                NAME & ADDRESS                      PERCENT OWNED
--------------                --------------                      -------------
Lehman Brothers CALIFORNIA    Lehman Brothers Holdings Inc.         100.00%
TAX-FREE MONEY Fund           70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-45885

INVESTOR CLASS

Lehman Brothers CALIFORNIA    Lehman Brothers Holdings Inc.         100.00%
TAX-FREE MONEY Fund           70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-45885

RESERVE CLASS

Lehman Brothers CORE BOND     Lehman Brothers Holdings Inc.          99.99%
Fund                          70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-45885
CLASS A

Lehman Brothers CORE BOND     Lehman Brothers Holdings Inc.          99.99%
Fund                          70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-45885
CLASS C

Lehman Brothers CORE BOND     Mercer Trust Co. Cust.                 57.81%
Fund                          IBEW Local 134 Joint Pension Trust
                              of Chicago Plan No. 5
INSTITUTIONAL CLASS           Attn: DCPA Doug Denigris Loc. 35
                              Investors Way
                              Norwood, MA 02062

                              Union Bank Tr. Nominee                 14.63%
                              FBO FNB Omnibus
                              PO Box 85484
                              San Diego, CA 92186-5484

                              Charles Schwab & Co. Inc.               8.36%
                              Attn: Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA 94104

                              Bank of America NA                      6.67%
                              Aqua America Inc., Neuberger
                              Berman Inc. Fds., Leham Bros. Core
                              Bd. Fund LB
                              PO Box 831575
                              Dallas, TX 75283-1575

Lehman Brothers CORE BOND     UMB Bank, NA Fiduciary for Various     23.17%
Fund                          Tax Deferred Accounts
                              1 SW Security Benefit Pl.
INVESTOR CLASS                Topeka, KS 66636-00001

                              MLPF&S for the Sole Benefit of Its     15.60%
                              Customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E
                              3[rd] Floor
                              Jacksonville, FL 32246-6484

                              National Financial Svcs. Corp.         12.57%
                              Sal Vella
                              200 Liberty St.
                              New York, NY 10281-10003

                              Security Benefit Life Insurance Co.    11.26%
                              1 SW Security Benefit Pl.
                              Topeka, KS 66636-00001

Lehman Brothers HIGH          National Financial Services            23.97%
INCOME BOND Fund              PO Box 3908
                              Church Street Station
INVESTOR CLASS                New York, NY 10008-3908

                              Charles Schwab & Co. Inc.              20.89%
                              Attn: Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA 94104-4151

Lehman Brothers MUNICIPAL     Lehman Brothers Inc.                   24.63%
MONEY Fund                    70 Hudson St., 7[th] Floor
                              Attn: Mutual Funds Operations
INVESTOR CLASS                Jersey City, NJ 07302-6599

Lehman Brothers MUNICIPAL     Charles Schwab & Co. Inc.              20.27%
SECURITIES TRUST              Attn: Mutual Funds
                              101 Montgomery St.
INVESTOR CLASS                San Francisco, CA 94104-4151

                              Merrill Lynch Pierce Fenner & Smith    11.45%
                              Inc. Fund Administration
                              Attn: Service Team
                              4800 Deer Lake Dr. E.
                              Floor 2
                              Jacksonville, FL 32246-6484

Lehman Brothers NEW YORK      Lehman Brothers Inc.                   23.45%
MUNICIPAL MONEY Fund          70 Hudson St., 7[th] Floor
                              Attn: Mutual Funds Operations
INVESTOR CLASS                Jersey City, NJ 07302-6599

                              Mr. Howard Stern                        6.91%
                              c/o Mahoney Cohen
                              1065 Avenue of the Americas
                              New York, NY 10018-1878

Lehman Brothers SHORT         Charles Schwab & Co. Inc.              23.39%
DURATION BOND Fund            Attn: Mutual Funds
                              101 Montgomery St.
INVESTOR CLASS                San Francisco, CA 94104-4151

Lehman Brothers SHORT         Hartford Life Insurance Co.            45.76%
DURATION BOND Fund            Separate Account TK
                              Attn:  David Ten Broeck
TRUST CLASS                   200 Hopemeadow St.
                              Simsbury, CT 06089-9793

                              Nationwide Life Insurance QPVA         22.92%
                              c/o IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029

                              Nationwide Trust Company FSB            6.80%
                              c/o IPO Portfolio Accounting
                              PO Box 182029
                              Columbus, OH 43218-2029

                              ING Life Insurance and Annuity Co.      5.38%
                              Attn: Valuation Unit TS31
                              151 Farmington Ave.
                              Hartford, CT 06156-0001

                              National Financial Serv. Corp.          5.19%
                              PO Box 3908
                              Church St. Station
                              New York, NY 10008-3908

Lehman Brothers STRATEGIC     Lehman Brothers Holdings Inc.          99.99%
INCOME Fund                   70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-45885
CLASS A

Lehman Brothers STRATEGIC     Lehman Brothers, Holdings Inc.        100.00%
INCOME Fund                   70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-6599

CLASS C

Lehman Brothers STRATEGIC     Neuberger Berman, LLC*                 69.52%
INCOME Fund                   605 Third Ave.
                              New York, NY  10158

INSTITUTIONAL CLASS           Lehman Brothers, Inc.                   7.74%
                              70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-6599

                              Lehman Brothers, Inc.                   7.15%
                              70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-6599

                              Lehman Brothers, Inc.                   6.78%
                              70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-6599

                              Peter E. Sundman*                       6.78%
                              70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-6599

                              Lehman Brothers, Inc.                   6.32%
                              70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-6599

                              Lehman Brothers, Inc.                   5.14%
                              70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-6599

Lehman Brothers STRATEGIC     Lehman Brothers, Inc.                  38.81%
INCOME Fund                   70 Hudson St., 7th Floor
                              Jersey City, NJ 07302-6599
TRUST CLASS
                              Stephen A. Blanksteen                  19.68%
                              Betty J. Blanksteen JT WROS
                              1419 Underwood Rd.
                              Mount Juliet, TN 37122-4615

                              National Financial Services            15.04%
                              PO Box 3908
                              Church Street Station
                              New York, NY 10008-3908

                              State Street Bank & Trust Co.           7.82%
                              Cust. For the IRA R/O
                              FBO Peter T. Amato
                              67 Reading Ave., Floor 1
                              Staten Island, NY 10312-2043

                              Kathleen Sparks                         5.98%
                              Rufus Sparks JTWROS
                              PO Box 8527
                              Warren, OH 44484-0527

Neuberger Berman CASH         Lehman Brothers Inc.                   51.21%
RESERVES                      70 Hudson Street
                              7[th] Floor
INVESTOR CLASS                Attn: Mutual Funds Operations
                              Jersey City, NJ 07302-6599

                               Neuberger Berman Management Inc.       14.56%
                               Attn: Cheng Liu
                               399 Park Ave.
                               11[th] Floor
                               New York, NY 10022-4858

Lehman Brothers CORE PLUS BOND Fund has not yet commenced operations as of the date of this SAI and therefore has no beneficial and record owners of more than five percent of the Fund.


                             REGISTRATION STATEMENT


      This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.


      Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

      The following financial statements and related documents are incorporated herein by reference from each Fund's Annual Report to shareholders for the fiscal year ended October 31, 2007:


      The audited financial statements of Lehman Brothers HIGH INCOME Bond Fund (formerly, Neuberger Berman High Income Bond Fund), Lehman Brothers SHORT DURATION Bond Fund (formerly, Neuberger Berman Limited Maturity Bond
      Fund), Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers MUNICIPAL SECURITIES Trust (formerly, Neuberger Berman Municipal Securities Trust), Lehman Brothers STRATEGIC INCOME Fund (formerly, Neuberger Berman
      Strategic Income Fund) and Neuberger Berman CASH RESERVES and notes thereto for the fiscal year ended October 31, 2007, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements of the Funds.

      The audited financial statements of Lehman Brothers CORE BOND Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and notes thereto for the fiscal year ended October 31, 2007, and the reports of Tait, Weller and Baker LLP, independent registered public accounting firm with respect to such audited financial statements of the Funds.

                                                                      Appendix A

        RATINGS OF CORPORATE BONDS, MUNICIPAL BONDS AND COMMERCIAL PAPER

      S&P CORPORATE BOND RATINGS:
      --------------------------

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CI - The rating CI is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

      MOODY'S CORPORATE BOND RATINGS:
      ------------------------------

      Aaa - Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      Aa - Bonds rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

      A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

      S&P MUNICIPAL BOND RATINGS:
      --------------------------

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-) - The ratings above from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

      MOODY'S MUNICIPAL BOND RATINGS:
      ------------------------------

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

      A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above except Aaa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

      S&P COMMERCIAL PAPER RATINGS:
      ----------------------------

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

      MOODY'S COMMERCIAL PAPER RATINGS:
      --------------------------------

      Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

   -     Leading market positions in well-established industries.

   -     High rates of return on funds employed.

   - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      S&P SHORT-TERM RATINGS:
      ----------------------

      SP-1 - Top-tier investment grade short-term rating reflects superior ability of repayment. Those issues determined to possess extraordinary safety characteristics are denoted with a plus sign (+).

      MOODY'S SHORT-TERM RATINGS:
      ---------------------------

      MIG 1, VMIG 1 - Top-tier investment grade short-term ratings reflect superior ability of repayment.

--------------------------------------------------------------------------------

                          LEHMAN BROTHERS INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                           Institutional Class Shares


                               DATED May 13, 2008
                            AS AMENDED July 22,2008

                      Lehman Brothers HIGH INCOME Bond Fund



              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700

--------------------------------------------------------------------------------

     Lehman Brothers HIGH INCOME Bond Fund, (the "Fund") offers shares pursuant to a Prospectus dated May 13, 2008.

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus. This Statement of Additional Information is not an offer to sell any shares of any class of the Fund. A written offer can be made only by a prospectus.

     The Prospectus provides more information about the Fund that you should know before investing. You should read that Prospectus carefully before investing.

     The Fund's financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund's annual report to shareholders into (and are therefore legally part of) this SAI.

     You can get a free copy of the Prospectus or annual report from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.

     No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

     The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2008 Neuberger Berman Management Inc. All rights reserved.

(C)2008 Lehman Brothers Asset Management LLC. All rights reserved.

(C)2008 Lehman Brothers.  All rights reserved.

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT INFORMATION.........................................................1
     Investment Policies and Limitations.......................................1
     Cash Management and Temporary Defensive Positions.........................4
     Additional Investment Information.........................................4

CERTAIN RISK CONSIDERATIONS...................................................39

PERFORMANCE INFORMATION.......................................................39

TRUSTEES AND OFFICERS.........................................................40
     Information about the Board of Trustees..................................41
     Information about the Officers of the Trust..............................48

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................57
     Investment Manager and Administrator.....................................57
     Management and Administration Fees.......................................58
     Contractual Expense Limitations..........................................59
     Sub-Advisers.............................................................59
     Portfolio Manager Information............................................60
     Investment Companies Managed.............................................63
     Codes of Ethics..........................................................64
     Management and Control of NB Management and Lehman
         Brothers Asset Management............................................64

DISTRIBUTION ARRANGEMENTS.....................................................65
     Distributor..............................................................65
     Revenue Sharing..........................................................66

ADDITIONAL PURCHASE INFORMATION...............................................67
     Share Prices and Net Asset Value.........................................67
     Automatic Investing and Dollar Cost Averaging............................68
     Financial Intermediaries.................................................69

ADDITIONAL EXCHANGE INFORMATION...............................................69

ADDITIONAL REDEMPTION INFORMATION.............................................71
     Suspension of Redemptions................................................71
     Redemptions in Kind......................................................71

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................71

ADDITIONAL TAX INFORMATION....................................................72
     Taxation of the Fund.....................................................72
     Taxation of the Fund's Shareholders......................................75

PORTFOLIO TRANSACTIONS........................................................76
     Portfolio Turnover.......................................................80
     Expense Offset Arrangement...............................................80
     Proxy Voting.............................................................80

PORTFOLIO HOLDINGS DISCLOSURE.................................................81
     Portfolio Holdings Disclosure Policy.....................................81
     Portfolio Holdings Disclosure Procedures.................................82
     Portfolio Holdings Approved Recipients...................................83

REPORTS TO SHAREHOLDERS.......................................................84

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS................................84

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................86

LEGAL COUNSEL.................................................................86

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................86

REGISTRATION STATEMENT........................................................86

FINANCIAL STATEMENTS..........................................................87

APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER...................A-1

                             INVESTMENT INFORMATION

     The Fund is a separate operating series of Lehman Brothers Income Funds (formerly, Neuberger Berman Income Funds) ("Trust"), a Delaware statutory trust since December 29, 1992, that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

     At the close of business on September 6, 2002, the Fund acquired all the assets and assumed all the liabilities of Lipper High Income Bond Fund, a series of The Lipper Funds, Inc., and Neuberger Berman HIGH YIELD Bond Fund, a prior series of the Trust. Prior to that date, the Fund had no operations.

     The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

     (1) 67% of total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented or

     (2)  a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

     NB Management is responsible for the day-to-day management of the Fund. Throughout this SAI, the term "Manager" refers to NB Management or Lehman Brothers Asset Management, LLC ("Lehman Brothers Asset Management") as appropriate.

Investment Policies and Limitations
-----------------------------------

     The Fund has the following fundamental investment policy:

     Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

     The Fund's policy on "Investments in Any One Issuer" does not limit the Fund's ability to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

     With respect to the limitation on borrowings, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

     For purposes of the Fund's investment limitation on concentration in a particular industry, mortgage backed and asset backed securities are grouped according to the nature of their collateral, and certificates of deposit ("CDs") is interpreted to include similar types of time deposits.

     Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on borrowing or illiquid securities, the Manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

     The fundamental investment policies and limitations of the Fund are as follows:

     1. BORROWING. The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. This restriction also shall not prohibit the Fund from purchasing foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments.

     3. DIVERSIFICATION. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities") or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or
(ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. INDUSTRY CONCENTRATION. The Fund may not invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to U.S. Government and Agency Securities.

     5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

     7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

     8. UNDERWRITING. The Fund may not engage in the business of underwriting securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     The non-fundamental investment policies and limitations of the Fund are as follows:

     1. ILLIQUID SECURITIES. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

        2. BORROWING. The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets. The Fund does not currently intend to borrow for leveraging or investment.

        3. LENDING. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

        4. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

        5. HIGH-YIELD BONDS. The Fund normally invests at least 80% of the sum of its net assets, plus any borrowings for investment purposes, in high-yield bonds (defined as fixed income securities rated in the lowest investment grade category (BBB/Baa) or lower or unrated bonds deemed by the managers to be of comparable quality). Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders.

        SENIOR SECURITIES: The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Cash Management and Temporary Defensive Positions
-------------------------------------------------

     For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, other money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the income from which generally will be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on certain other debt securities in which the Fund normally invests.

     In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act ("Rule 2a-7"), whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude the Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") ("sales charge"), or service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund's or unregistered fund's shares, or the Fund's investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

     In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund.

Additional Investment Information
---------------------------------

     The Fund may make the following investments, among others; some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of the Fund's principal investment strategies are also discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described. In addition, certain strategies and investments may produce taxable income for the Fund.

     LOWER-RATED DEBT SECURITIES. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. These securities are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, the Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.

     During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     At certain times in the past, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur.

     The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

     The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

     See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody's.

     POLICIES AND LIMITATIONS. The Fund currently intends to invest at least 80% of total assets under normal market conditions in debt securities rated by at least one nationally recognized statistical rating agency ("NRSRO") in the lowest investment grade category (BBB/Baa) or lower or unrated securities of comparable quality. This policy does not apply to collateral received for securities lending.

     The Fund also normally invests at least 80% of the sum of its net assets, plus any borrowings for investment purposes, in high-yield bonds (defined as fixed income securities rated in the lowest investment grade category (BBB/Baa) or lower or unrated bonds deemed by the managers to be of comparable quality). Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders.

     The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal but may do so depending on market conditions. The Fund considers bonds rated by at least one NRSRO below the fourth highest category to be lower-rated securities or "junk bonds."

     DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer's bond counsel at the time the obligations are issued.

     Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include private activity bonds, which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority. "Anticipation notes" are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).

     The Fund may purchase municipal securities that are secured by insurance or bank credit agreements. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers' continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security, if rated, will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may become worthless. The insurance feature of a municipal security guarantees the full and timely payment of principal and interest through the life of an insured obligation. The insurance, however, does not guarantee the market value of the insured obligation or the net asset value of the Fund shares represented by such insured obligation.

     As with other fixed income securities, an increase in interest rates generally will reduce the value of the Fund's investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

     Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

     Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the "Rule"). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC's intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

     The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

     From time to time, federal legislation has affected the availability of municipal obligations for investment by the Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of municipal obligations will not be enacted in the future. Additionally, the U.S. Supreme Court has heard arguments regarding a case from Kentucky involving the question of whether a state can exempt from state income tax interest on bonds issued by the state and municipalities located therein without exempting interest on other states' and municipalities' bonds. Although how the Court might decide that case cannot be predicted now, it has the potential to affect the availability of municipal obligations for investment by the Fund, and the value of the Fund's assets could be materially and adversely affected.

     The Internal Revenue Service ("Service") occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest the Fund earned was taxable, that interest could be deemed taxable retroactive to the time the Fund purchased the relevant security.

     Listed below are different types of municipal obligations:

     GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

        REVENUE BONDS. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities,
(5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral obligation" of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

     Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

        RESOURCE RECOVERY BONDS. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

     YIELD AND PRICE CHARACTERISTICS OF MUNICIPAL OBLIGATIONS. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

     Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of the Fund's investments, whereas a decline in interest rates generally will increase that value. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

     POLICIES AND LIMITATIONS. The Fund may invest in municipal obligations but has no current intention of doing so.

     Except as otherwise provided in the Prospectus and this SAI, the Fund's investment portfolio may consist of any combination of the types of municipal obligations described in its Prospectus or in this SAI. The proportion in which the Fund invests in various types of municipal obligations will vary from time to time.

     U.S. GOVERNMENT AND AGENCY SECURITIES. "U.S. Government Securities" are obligations of the U.S. Treasury backed by the full faith and credit of the United States.

     "U.S. Government Agency Securities" are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Ginnie Mae, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (also known as SLM Corp. and formerly known as the Student Loan Marketing Association), Federal Home Loan Banks ("FHLB"), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the U.S. Treasury's discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a theoretical possibility of default. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. (See "Mortgage-Backed Securities," below.) The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

     U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

     POLICIES AND LIMITATIONS. Under normal circumstances, the Fund may invest up to 20% of its total assets in U.S. Government and Agency Securities. The Fund will not invest more than 5% of its total assets in convertible securities and preferred securities.

     INFLATION-INDEXED SECURITIES. The Fund may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

     Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (I.E., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

     Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its net income to its shareholders to avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

     ILLIQUID SECURITIES. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by the Fund. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to it.

     POLICIES AND LIMITATIONS. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity or put feature of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

     SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by the Manager, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund's policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Fund may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

     POLICIES AND LIMITATIONS. In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by the Manager. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled "Cash Management and Temporary Defensive Positions" for information on how the cash collateral may be invested. The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. The Manager, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

     POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund's 15% limit on investments in illiquid securities.

     COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

     POLICIES AND LIMITATIONS. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Fund's 15% limit on investments in illiquid securities.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund's net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

     POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

     The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

     BANKING  AND  SAVINGS  INSTITUTION  SECURITIES.  These  include  CDs,  time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

     A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

     VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

     Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund's quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

     POLICIES AND LIMITATIONS. The Fund may not invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, the Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, I.E., stand on their own credit.

     For purposes of determining its dollar-weighted average maturity, the Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7. In calculating its dollar-weighted average maturity and duration, the Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, the Manager considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

     MONEY MARKET FUNDS. The Fund may invest in the shares of money market funds that are consistent with its investment objectives and policies. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

     Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     POLICIES AND LIMITATIONS. For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7, whether or not advised by NB Management or an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See "Cash Management and Temporary Defensive Positions."

     Otherwise, the Fund's investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate.

     The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

     OTHER INVESTMENT COMPANIES. The Fund may invest in the shares of other investment companies that are consistent with its investment policies. Such investment may be the most practical or only manner in which the Fund can participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets or countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index.

     As a shareholder in an investment company, the Fund would bear its PRO RATA share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     POLICIES AND LIMITATIONS. Except for investments in money market funds and unregistered funds operating in compliance with Rule 2a-7 for cash management purposes (see "Money Market Funds" for more information), the Fund's investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate.

     The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae or Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

     Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

     Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

     Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

     Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a PRO RATA basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

     Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund's quality standards. The Manager will, consistent with the Fund's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

     POLICIES AND LIMITATIONS. The Fund may not purchase mortgage-backed securities that, in the Manager's opinion, are illiquid if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities.

     REAL ESTATE-RELATED INSTRUMENTS. Real estate-related instruments include shares of real estate investment trusts ("REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

     Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and failing to maintain exemption from the 1940 Act.

     The shares of a REIT are subject to its management fees and other expenses. Therefore, investments in REITs would cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. The Fund does not intend to invest in REITs unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable fees.

     POLICIES AND LIMITATIONS. The Fund may invest up to 20% of its total assets in real estate-related instruments, preferred stock, warrants, common stock or other equity securities.

     ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

     Certificates for Automobile Receivables(SM) ("CARS(SM)") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARS(SM) if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

     Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

     Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

     The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

     U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

     POLICIES AND LIMITATIONS. These investments are subject to the Fund's quality, maturity, and duration standards.

     FOREIGN CURRENCY DENOMINATED SECURITIES. Foreign currency denominated securities are denominated in or indexed to foreign currencies, including (1) CDs (including similar time deposits), commercial paper, and bankers' acceptances issued by foreign banks, (2) obligations of other corporations, and
(3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

     The risks of foreign investing are generally heightened in emerging markets. Securities traded in certain emerging market countries may be subject to risks in addition to risks typically posed by foreign debt investing due to the inexperience of financial intermediaries, the lack of modern technology and lack of a sufficient capital base to expand business operations.

     POLICIES AND LIMITATIONS. The Fund may invest up to 25% of its total assets in foreign securities denominated in or indexed to foreign currencies.

     Within the Fund's limitations, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

     There are other investments that may subject the Fund to foreign currency risk that are not subject to the Fund's limits on investments in foreign securities denominated in or indexed to foreign currencies (e.g., American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or International Depositary Receipts ("IDRs") on foreign securities which are denominated in or indexed to foreign currencies or investments in U.S. companies that have substantial exposure to foreign countries).

     DEPOSITARY RECEIPTS. Depositary receipts represent interests in underlying securities issued by a foreign company. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. GDRs and IDRs are typically issued by foreign banks or trust companies and involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

     Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

     POLICIES AND LIMITATIONS. The Fund will limit its investment in unsponsored ADRs to no more than 5% of the value of its net assets.

     DOLLAR ROLLS. In a "dollar roll," the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (I.E., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.

     POLICIES  AND  LIMITATIONS.  Dollar  rolls are  considered  borrowings  for
purposes  of  the  Fund's   investment   policies  and  limitations   concerning
borrowings.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued and delayed delivery transactions enable the Fund to "lock in" what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued and delayed-delivery transactions are subject to the risk that a counterparty may fail to complete the sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Fund will enter into transactions with established counterparties and the managers will monitor the creditworthiness of such counterparties.

     The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund's interests. The purchase of securities on a when-issued basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

     When-issued and delayed-delivery transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase obligations.

     POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

     The Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

     When the Fund purchases securities on a when-issued or delayed delivery basis, the Fund, until payment is made, will deposit in a segregated account with its custodian, or designate on its records as segregated, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases.

     LEVERAGE. The Fund may make investments while borrowings are outstanding and may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund's NAV. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions and when-issued and delayed delivery transactions may create leverage.

     POLICIES AND LIMITATIONS. The Fund may borrow money from banks for temporary or emergency purposes or enter into reverse repurchase agreements for any purpose, as long as such borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     However, as a non-fundamental policy, the Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets. The Fund does not currently intend to borrow for leveraging or investment.

     OPTIONS AND FORWARD CONTRACTS. As described below, these instruments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The Fund may use any or all types of these instruments at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized instrument will be a function of numerous variables, including market conditions.

     FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell interest rate and bond index futures contracts and options thereon, and may purchase and sell foreign currency futures contracts (foreign currency futures contracts with interest rate and bond index futures contracts, "Futures" or "Futures Contracts") and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of Futures permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities.

     The Fund may invest in (1) interest rate and bond index futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Fund.

     A "sale" of a Futures Contract (or a "short" Futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a Futures Contract (or a "long" Futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain Futures, including bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

     U.S. Futures (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); Futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

     Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets.

A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month. This may result in a profit or loss. While Futures Contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

     "Margin" with respect to Futures is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund's Futures positions. The margin deposit made by the Fund when it enters into a Futures Contract ("initial margin") is intended to assure its performance of the contract. If the price of the Futures Contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements,  the Fund will be required to make an  additional  margin  deposit
("variation margin"). However, if favorable price changes in the Futures Contract cause the margin on deposit to exceed the required margin, the excess will be paid to the Fund. In computing its daily NAV, the Fund marks to market the value of its open Futures positions. The Fund also must make margin deposits with respect to options on Futures that it has written (but not with respect to options on Futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on Futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although the Fund believes that the use of Futures Contracts will benefit it, if the Manager's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.

     When the Fund invests in Futures for hedging purposes, at best, the correlation between changes in prices of Futures and of the securities and currencies being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's Futures position and the securities held by or to be purchased for the Fund. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

     Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

     POLICIES AND LIMITATIONS. The Fund may purchase and sell interest rate and bond index futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. The Fund may also engage in foreign currency Futures and options transactions thereon in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in Futures or options thereon for speculation.

     CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options. The purpose of writing covered call options is to hedge (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Fund securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

     When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. That Fund receives a premium for writing the option. When writing call options, the Fund writes only "covered" call options on securities it owns. So long as the obligation of the call option continues, that Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying a call option at less than the market price.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

     If a call option that the Fund has written expires unexercised, that Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. The Fund may purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

     POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on debt securities and foreign currencies in its portfolio for hedging purposes.

     The Fund may write covered call options for the purpose of producing income. The Fund will write a call option on a security or currency only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

     PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates that Fund to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

     When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

     Fund securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

     POLICIES AND LIMITATIONS. The Fund may write and purchase put options on securities for hedging purposes (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).

     GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

     Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

     The premium the Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Fund's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

     The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     POLICIES AND LIMITATIONS. The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other investment except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may by multiplied by a formula value. The seller of the obligation is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("Forward Contracts"). The Fund may enter into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

        Forward Contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a Forward Contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in Forward Contract prices. Closing purchase transactions with respect to Forward Contracts are usually made with the currency dealer who is a party to the original Forward Contract.

     The Manager believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a Forward Contract to sell that foreign currency or a proxy-hedge involving a Forward Contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if the Manager is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

     POLICIES AND LIMITATIONS. The Fund does not engage in transactions in Forward Contracts for speculation; it views investments in Forward Contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

     POLICIES AND LIMITATIONS. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument (as defined below) as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

     REGULATORY LIMITATIONS ON USING FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES, AND FORWARD CONTRACTS (COLLECTIVELY, "HEDGING INSTRUMENTS"). To the extent the Fund sells or purchases Futures Contracts and/or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     COVER FOR FINANCIAL INSTRUMENTS. Futures, options on Futures, options on securities, securities indices and foreign currencies, and Forward Contracts may be referred to in this Statement of Additional Information as "Financial Instruments." The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian, or designate on its records as segregated, the prescribed amount of cash or appropriate liquid securities. Such segregated assets cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. The Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to the Fund.

     GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments for hedging are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and changes in the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. In using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected by the Portfolio Manager to resemble or offset that of the Fund's underlying securities or currency. There can be no assurance that the Fund's use of Financial Instruments will be successful.

     The Fund's use of Financial Instruments may be limited by certain provisions of the Code with which it must comply if it is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information -- Taxation of the Fund."

     The Fund is not obligated to use any Financial Instruments and make no representations as to the availability or use of these techniques at this time or at any time in the future.

     POLICIES AND LIMITATIONS. When using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. The Manager intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.

     INDEXED SECURITIES. The Fund may invest in various securities that are intended to track broad-based, U.S. market indices, including Standard & Poor's Depository Receipts ("SPDRs"), Diamonds, and Nasdaq-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 Index stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average ("DJIA") and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Nasdaq-100 shares represent ownership in the Nasdaq-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the Nasdaq-100 Index. Nasdaq-100 Shares are designed to track the performance and dividend yield of the Nasdaq-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. Nasdaq-100 Shares are listed on the Nasdaq Stock Market ("Nasdaq").

     Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

     SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate "caps," "floors," and "collars."

     Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

     Swap agreements can take many different forms and are known by a variety of names, including, but not limited to, interest rate swaps, mortgage swaps, total return swaps (where the parties exchange interest for the total return of a security or index), asset swaps (where parties exchange assets, typically a debt security), currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies) and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

     In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. Mortgage swap agreements are similar to interest-rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.

     In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

     If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection.

     A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid.

     POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

     ZERO COUPON SECURITIES, STEP COUPON SECURITIES, DISCOUNT OBLIGATIONS AND PAY-IN-KIND SECURITIES. The Fund may invest in zero coupon securities, step coupon securities and pay-in-kind securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. These discount obligations involve special risk considerations. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

     Zero coupon and step coupon securities are redeemed at face value when they mature. The discount on zero coupon and step coupon securities ("original issue discount" or "OID") must be taken into income ratably by the Fund prior to the receipt of any actual payments. Pay-in-kind securities pay interest through the issuance of additional securities.

     Because the Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon, step coupon and pay-in-kind securities) each year for federal income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information -Taxation of the Fund."

     The market prices of zero coupon, step coupon, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities and discount obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

     DIRECT DEBT INSTRUMENTS. Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under "Foreign Securities" in this SAI.

     Because the Fund's ability to receive payments in connection with loan participations depends on the financial condition of the borrower, the Manager will not rely solely on a bank or other lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrowers. The Manager's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by the Manager and the original lending institution.

     There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

     Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

     POLICIES AND LIMITATIONS. To the extent direct debt is deemed illiquid, such an investment is subject to the Fund's 15% limitation on illiquid securities.

     The Fund's policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Fund. In combination, the Fund's policies and the SEC staff's interpretations may limit the amount the Fund can invest in loan participations.

     CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

     The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

     POLICIES AND LIMITATIONS. Securities convertible into common stock are not subject to the Fund's percentage limitation on equity securities.

     PREFERRED STOCK. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     POLICIES AND LIMITATIONS. The Fund may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities.

     WARRANTS. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     POLICIES AND LIMITATIONS. The Fund may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities.

     SHORT SALES. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that the Manager believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

     The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

     The Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

     The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

     POLICIES AND LIMITATIONS. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     RISKS OF FIXED INCOME SECURITIES. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk").

     Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

     CALL RISK. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early ("call risk"). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security's market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

     RATINGS OF FIXED INCOME SECURITIES. The Fund may purchase securities rated by S&P, Moody's, Fitch, Inc. or any other NRSRO (please see the Prospectuses for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P, Moody's, and Fitch, Inc., which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by the Manager to the rated securities in which the Fund may permissibly invest.

     HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P, Moody's or Fitch, Inc., in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.

     INVESTMENT GRADE DEBT SECURITIES. An investment grade debt security is a security that has received ratings, from at least one NRSRO that has rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by the Manager to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. The Fund considers bonds rated below the fourth highest rating category by one NRSRO to be a lower-rated debt security.

     LOWER-RATED DEBT SECURITIES. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated debt securities.

     RATINGS DOWNGRADES. Subsequent to its purchase by the Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Fund.

     DURATION AND MATURITY. Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

     The Manager utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

     Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

     The Fund has no limits on the maturity of its individual investments. However, it normally expects to have a weighted average portfolio maturity between five and ten years.

     RISKS OF EQUITY SECURITIES. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

     To the extent the Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

     POLICIES AND LIMITATIONS. The Fund may invest up to 20% of its total assets in real estate-related instruments, preferred stock, warrants, common stock or other equity securities.

     TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on United States and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund's operations.

                           CERTAIN RISK CONSIDERATIONS

     Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

                             PERFORMANCE INFORMATION

     The Fund's performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of the Fund will vary.

     The share price of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor's original cost.

                              TRUSTEES AND OFFICERS

     The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management, Neuberger Berman and Lehman Brothers Asset Management.

Information About the Board of Trustees
---------------------------------------

------------------------------------------------------------------------------------------------
                                                                 NUMBER OF
                                                                 FUNDS IN
                                                                   FUND            OTHER
                      POSITION                                    COMPLEX      DIRECTORSHIPS
                     AND LENGTH                                 OVERSEEN BY     HELD OUTSIDE
NAME, AGE, AND         OF TIME                                     FUND       FUND COMPLEX BY
ADDRESS (1)           SERVED (2)   PRINCIPAL OCCUPATION(S) (3)  TRUSTEE (4)     FUND TRUSTEE
------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
------------------------------------------------------------------------------------------------
John Cannon (78)      Trustee      Consultant; formerly,            62        Independent
                     since 1994    Chairman, CDC Investment                   Trustee or
                                   Advisers (registered                       Director of
                                   investment adviser), 1993                  three series of
                                   to January 1999; formerly,                 Oppenheimer
                                   President and Chief                        Funds:
                                   Executive Officer, AMA                     Oppenheimer
                                   Investment Advisors, an                    Limited Term New
                                   affiliate of the American                  York Municipal
                                   Medical Association.                       Fund, Rochester
                                                                              Fund Municipals,
                                                                              and Oppenheimer
                                                                              Convertible
                                                                              Securities Fund
                                                                              since 1992.
------------------------------------------------------------------------------------------------
Faith Colish (72)     Trustee      Counsel, Carter Ledyard &        62        Formerly,
                     since 2000    Milburn LLP (law firm)                     Director (1997
                                   since October 2002;                        to 2003) and
                                   formerly, Attorney-at-Law                  Advisory
                                   and President, Faith                       Director (2003
                                   Colish, A Professional                     to 2006), ABA
                                   Corporation, 1980 to 2002.                 Retirement Funds
                                                                              (formerly,
                                                                              American Bar
                                                                              Retirement
                                                                              Association)
                                                                              (not-for-profit
                                                                              membership
                                                                              corporation).

------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 NUMBER OF
                                                                 FUNDS IN
                                                                   FUND            OTHER
                      POSITION                                    COMPLEX      DIRECTORSHIPS
                     AND LENGTH                                 OVERSEEN BY     HELD OUTSIDE
NAME, AGE, AND         OF TIME                                     FUND       FUND COMPLEX BY
ADDRESS (1)           SERVED (2)   PRINCIPAL OCCUPATION(S) (3)  TRUSTEE (4)     FUND TRUSTEE
----------------------------------------------------------------------------------------------------
Martha C. Goss (58)   Trustee      President, Woodhill              62        Director, Ocwen
                     since 2007    Enterprises Inc./Chase                     Financial
                                   Hollow Associates LLC                      Corporation
                                   (personal investment                       (mortgage
                                   vehicle), since 2006;                      servicing), since
                                   Chief Operating and                        2005; Director,
                                   Financial Officer,                         American Water
                                   Hopewell Holdings LLC/                     (water utility),
                                   Amwell Holdings, LLC (a                    since 2003;
                                   holding company for a                      Director, Channel
                                   healthcare reinsurance                     Reinsurance
                                   company start-up), since                   (financial guaranty
                                   2003; formerly,                            reinsurance), since
                                   Consultant, Resources                      2006; Advisory Board
                                   Connection (temporary                      Member, Attensity
                                   staffing), 2002 to 2006.                   (software
                                                                              developer), since
                                                                              2005; Director,
                                                                              Allianz Life of New
                                                                              York (insurance),
                                                                              since 2005;
                                                                              Director, Financial
                                                                              Women's Association
                                                                              of New York (not for
                                                                              profit association),
                                                                              since 2003; Trustee
                                                                              Emerita, Brown
                                                                              University, since
                                                                              1998.
----------------------------------------------------------------------------------------------------
C. Anne Harvey (70)   Trustee      President, C.A. Harvey           62        Formerly, President,
                     since 2000    Associates, since October                  Board of Associates
                                   2001; formerly, Director,                  to The National
                                   AARP, 1978 to December                     Rehabilitation
                                   2001.                                      Hospital's Board of
                                                                              Directors, 2001 to
                                                                              2002; formerly,
                                                                              Member, Individual
                                                                              Investors Advisory
                                                                              Committee to the New
                                                                              York Stock Exchange
                                                                              Board of Directors,
                                                                              1998 to June 2002.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 NUMBER OF
                                                                 FUNDS IN
                                                                   FUND            OTHER
                      POSITION                                    COMPLEX      DIRECTORSHIPS
                     AND LENGTH                                 OVERSEEN BY     HELD OUTSIDE
NAME, AGE, AND         OF TIME                                     FUND       FUND COMPLEX BY
ADDRESS (1)           SERVED (2)   PRINCIPAL OCCUPATION(S) (3)  TRUSTEE (4)     FUND TRUSTEE
----------------------------------------------------------------------------------------------------
Robert A. Kavesh      Trustee      Marcus Nadler Professor          62        Formerly, Director,
(80)                 since 1993    Emeritus of Finance and                    The Caring Community
                                   Economics, New York                        (not-for-profit),
                                   University Stern School of                 1997 to 2006;
                                   Business; formerly,                        formerly, Director,
                                   Executive                                  DEL Laboratories,
                                   Secretary-Treasurer,                       Inc. (cosmetics and
                                   American Finance                           pharmaceuticals),
                                   Association, 1961 to 1979.                 1978 to 2004;
                                                                              formerly, Director,
                                                                              Apple Bank for
                                                                              Savings, 1979 to
                                                                              1990; formerly,
                                                                              Director, Western
                                                                              Pacific Industries,
                                                                              Inc., 1972 to 1986
                                                                              (public company).
----------------------------------------------------------------------------------------------------
Michael M. Knetter    Trustee      Dean, School of Business,        62        Trustee,
(48)                 since 2007    University of Wisconsin -                  Northwestern
                                   Madison; formerly,                         Mutual Series
                                   Professor of International                 Fund, Inc.,
                                   Economics and Associate                    since February
                                   Dean, Amos Tuck School of                  2007; Director,
                                   Business - Dartmouth                       Wausau Paper,
                                   College, 1998 to 2002.                     since 2005;
                                                                              Director, Great
                                                                              Wolf Resorts,
                                                                              since 2004.
----------------------------------------------------------------------------------------------------
Howard A. Mileaf      Trustee      Retired; formerly, Vice          62        Director,
(71)                 since 2000    President and General                      Webfinancial
                                   Counsel, WHX Corporation                   Corporation (holding
                                   (holding company), 1993 to                 company), since
                                   2001.                                      December 2002;
                                                                              formerly, Director
                                                                              WHX Corporation
                                                                              (holding company),
                                                                              January 2002 to June
                                                                              2005; formerly,
                                                                              Director, State
                                                                              Theatre of New
                                                                              Jersey
                                                                              (not-for-profit
                                                                              theater), 2000 to
                                                                              2005.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 NUMBER OF
                                                                 FUNDS IN
                                                                   FUND            OTHER
                      POSITION                                    COMPLEX      DIRECTORSHIPS
                     AND LENGTH                                 OVERSEEN BY     HELD OUTSIDE
NAME, AGE, AND         OF TIME                                     FUND       FUND COMPLEX BY
ADDRESS (1)           SERVED (2)   PRINCIPAL OCCUPATION(S) (3)  TRUSTEE (4)     FUND TRUSTEE
----------------------------------------------------------------------------------------------------
George W. Morriss     Trustee      Formerly, Executive Vice         62        Manager, Old Mutual
(60)                 since 2007    President and Chief                        2100 fund complex
                                   Financial Officer,                         (consisting of six
                                   People's Bank (a financial                 funds) since October
                                   services company), 1991 to                 2006 for four funds
                                   2001.                                      and since February
                                                                              2007 for two funds.
----------------------------------------------------------------------------------------------------
Edward I. O'Brien      Trustee     Formerly, Member,                 62       Director, Legg
(79)                  since 2000   Investment Policy                          Mason, Inc.
                                   Committee, Edward Jones,                   (financial
                                   1993 to 2001; President,                   services holding
                                   Securities Industry                        company), since
                                   Association ("SIA")                        1993; formerly,
                                   (securities industry's                     Director, Boston
                                   representative in                          Financial Group
                                   government relations and                   (real estate and
                                   regulatory matters at the                  tax shelters),
                                   federal and state                          1993 to 1999.
                                   levels),  1974 to 1992;
                                   Adviser to SIA, November
                                   1992 to November 1993.

----------------------------------------------------------------------------------------------------
William E. Rulon      Trustee      Retired; formerly, Senior        62        Formerly, Director,
(75)                 since 1993    Vice President, Foodmaker,                 Pro-Kids Golf and
                                   Inc. (operator and franchiser              Learning Academy
                                   of  restaurants), until January            (teach golf and
                                   1997.                                      computer usage to
                                                                              "at risk" children),
                                                                              1998 to 2006;
                                                                              formerly, Director,
                                                                              Prandium, Inc.
                                                                              (restaurants), March
                                                                              2001 to July 2002.
------------------------------------------------------------------------------------------------
Cornelius T. Ryan     Trustee      Founding General Partner,        62        None.
(76)                 since 2000    Oxford Partners and Oxford
                                   Bioscience Partners (venture
                                   capital investing) and
                                   President, Oxford Venture
                                   Corporation, since 1981.
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 NUMBER OF
                                                                 FUNDS IN
                                                                   FUND            OTHER
                      POSITION                                    COMPLEX      DIRECTORSHIPS
                     AND LENGTH                                 OVERSEEN BY     HELD OUTSIDE
NAME, AGE, AND         OF TIME                                     FUND       FUND COMPLEX BY
ADDRESS (1)           SERVED (2)   PRINCIPAL OCCUPATION(S) (3)  TRUSTEE (4)     FUND TRUSTEE
----------------------------------------------------------------------------------------------------
Tom D. Seip (58)       Trustee     General Partner, Seip            62        Director, H&R Block,
                     since 2000;   Investments LP (a private                  Inc. (financial
                        Lead       investment partnership);                   services company),
                     Independent   formerly, President and                    since May 2001;
                       Trustee     CEO, Westaff, Inc.                         Chairman,
                      beginning    (temporary staffing), May                  Compensation
                         2006      2001 to January 2002;                      Committee, H&R
                                   formerly, Senior Executive                 Block, Inc., since
                                   at the Charles Schwab                      2006; Director,
                                   Corporation, 1983 to 1998,                 America One
                                   including Chief Executive                  Foundation, since
                                   Officer, Charles Schwab                    1998; formerly,
                                   Investment Management,                     Chairman, Governance
                                   Inc., and Trustee, Schwab                  and Nominating
                                   Family of Funds and Schwab                 Committee, H&R
                                   Investments, 1997 to 1998,                 Block, Inc., 2004 to
                                   and Executive Vice                         2006; formerly,
                                   President-Retail                           Director, Forward
                                   Brokerage, Charles Schwab                  Management, Inc.
                                   & Co., Inc., 1994 to 1997.                 (asset management
                                                                              company), 1999 to
                                                                              2006; formerly,
                                                                              Director, E-Bay
                                                                              Zoological Society,
                                                                              1999 to 2003;
                                                                              formerly, Director,
                                                                              General Magic (voice
                                                                              recognition
                                                                              software), 2001 to
                                                                              2002; formerly,
                                                                              Director, E-Finance
                                                                              Corporation (credit
                                                                              decisioning
                                                                              services), 1999 to
                                                                              2003; formerly,
                                                                              Director,
                                                                              Save-Daily.com
                                                                              (micro investing
                                                                              services), 1999 to
                                                                              2003.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 NUMBER OF
                                                                 FUNDS IN
                                                                   FUND            OTHER
                      POSITION                                    COMPLEX      DIRECTORSHIPS
                     AND LENGTH                                 OVERSEEN BY     HELD OUTSIDE
NAME, AGE, AND         OF TIME                                     FUND       FUND COMPLEX BY
ADDRESS (1)           SERVED (2)   PRINCIPAL OCCUPATION(S) (3)  TRUSTEE (4)     FUND TRUSTEE
----------------------------------------------------------------------------------------------------
Candace L.            Trustee      Private investor and             62        Director, Montpelier
Straight (60)        since 1993    consultant specializing in                 Re (reinsurance
                                   the insurance industry;                    company), since 2006;
                                   formerly, Advisory                         Director, National
                                   Director, Securitas                        Atlantic Holdings
                                   Capital LLC (a global                      Corporation
                                   private equity investment                  (property and
                                   firm dedicated to making                   casualty insurance
                                   investments in the                         company), since
                                   insurance sector), 1998 to                 2004; Director, The
                                   December 2003.                             Proformance
                                                                              Insurance Company
                                                                              (property and
                                                                              casualty insurance
                                                                              company), since March
                                                                              2004; formerly,
                                                                              Director, Providence
                                                                              Washington Insurance
                                                                              Company (property
                                                                              and casualty
                                                                              insurance company),
                                                                              December 1998 to
                                                                              March 2006;
                                                                              formerly, Director,
                                                                              Summit Global
                                                                              Partners (insurance
                                                                              brokerage firm),
                                                                              2000 to 2005.
----------------------------------------------------------------------------------------------------
Peter P. Trapp (63)   Trustee      Retired; formerly,               62        None.
                     since 2000    Regional Manager for
                                   Mid-Southern Region, Ford
                                   Motor Credit Company,
                                   September 1997 to 2007;
                                   formerly, President, Ford
                                   Life Insurance Company,
                                   April 1995 to August 1997.

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                 NUMBER OF
                                                                 FUNDS IN
                                                                   FUND            OTHER
                      POSITION                                    COMPLEX      DIRECTORSHIPS
                     AND LENGTH                                 OVERSEEN BY     HELD OUTSIDE
NAME, AGE, AND         OF TIME                                     FUND       FUND COMPLEX BY
ADDRESS (1)           SERVED (2)   PRINCIPAL OCCUPATION(S) (3)  TRUSTEE (4)     FUND TRUSTEE
----------------------------------------------------------------------------------------------------
                                TRUSTEES WHO ARE "INTERESTED PERSONS"
----------------------------------------------------------------------------------------------------
Jack L. Rivkin*    Trustee since   Executive Vice President         62        Director, Dale
(67)                   2002        and Chief Investment                       Carnegie and
                                   Officer, Neuberger Berman                  Associates, Inc.
                                   Inc. (holding company),                    (private company),
                                   since 2002 and 2003,                       since 1998;
                                   respectively; Managing                     Director, Solbright,
                                   Director and Chief                         Inc. (private
                                   Investment Officer,                        company), since
                                   Neuberger Berman,                          1998.
                                   LLC ("Neuberger"), since
                                   December 2005 and 2003,
                                   respectively; formerly,
                                   Executive Vice President,
                                   Neuberger, December 2002
                                   to 2005; Director and
                                   Chairman, NB Management,
                                   since December 2002;
                                   formerly, Executive Vice
                                   President, Citigroup
                                   Investments, Inc.,
                                   September 1995 to February
                                   2002; formerly, Executive
                                   Vice President, Citigroup
                                   Inc., September 1995 to
                                   February 2002.
----------------------------------------------------------------------------------------------------
Peter E. Sundman*    Chairman of   Executive Vice President,        62        Director and
(48)                  the Board    Neuberger Berman Inc.                      Vice President,
                     and Trustee   (holding company), since                   Neuberger &
                     since 2000;   1999; Head of Neuberger                    Berman Agency,
                        Chief      Berman Inc.'s Mutual Funds                 Inc., since
                      Executive    Business (since 1999) and                  2000; formerly,
                       Officer     Institutional Business                     Director,
                     since 1999;   (1999 to October 2005);                    Neuberger Berman
                      President    responsible for Managed                    Inc. (holding
                   since 2008 and  Accounts Business and                      company),
                      from 1999    intermediary distribution                  October 1999 to
                       to 2000     since October 1999;                        March 2003;
                                   President and Director, NB                 Trustee, Frost
                                   Management since 1999;                     Valley YMCA;
                                   Managing Director,                         Trustee, College
                                   Neuberger, since 2005;                     of Wooster.
                                   formerly, Executive
                                   Vice President, Neuberger,
                                   1999 to December 2005;
                                   formerly, Principal,
                                   Neuberger, 1997 to 1999;
                                   formerly, Senior Vice
                                   President, NB Management,
                                   1996 to 1999.
----------------------------------------------------------------------------------------------------

     (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

     (2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

     (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

     (4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

     * Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that each is an officer and/or director of NB Management. Mr. Sundman is also an officer and/or director of Lehman Brothers Asset Management.


Information About the Officers of the Trust
-------------------------------------------

                                  POSITION AND LENGTH OF
                                 -----------------------
NAME, AGE, AND ADDRESS (1)           TIME SERVED (2)             PRINCIPAL OCCUPATION(S) (3)
--------------------------           ---------------             ---------------------------
Andrew B. Allard (46)              Anti-Money Laundering         Senior Vice President,
                               Compliance Officer since 2002     Neuberger Berman, since 2006;
                                                                 Deputy General Counsel,
                                                                 Neuberger Berman, since 2004;
                                                                 formerly, Vice President,
                                                                 Neuberger Berman, 2000 to
                                                                 2005; formerly, Associate
                                                                 General Counsel, Neuberger
                                                                 Berman, 1999 to 2004;
                                                                 Anti-Money Laundering
                                                                 Compliance Officer, fifteen
                                                                 registered investment
                                                                 companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator (six
                                                                 since 2002, two since 2003,
                                                                 four since 2004, one since
                                                                 2005 and two since 2006).

Michael J. Bradler (38)         Assistant Treasurer since 2005   Vice President, Neuberger
                                                                 Berman, since 2006; Employee,
                                                                 NB Management, since 1997;
                                                                 Assistant Treasurer, fifteen
                                                                 registered investment
                                                                 companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator
                                                                 (thirteen since 2005 and two
                                                                 since 2006).

                                  POSITION AND LENGTH OF
                                 -----------------------
NAME, AGE, AND ADDRESS (1)           TIME SERVED (2)             PRINCIPAL OCCUPATION(S) (3)
--------------------------           ---------------             ---------------------------
Claudia A. Brandon (51)            Secretary since 1985          Senior Vice President,
                                                                 Neuberger Berman, since 2007;
                                                                 Vice President-Mutual Fund
                                                                 Board Relations, NB
                                                                 Management, since 2000 and
                                                                 Assistant Secretary since
                                                                 2004; formerly, Vice
                                                                 President, Neuberger Berman,
                                                                 2002 to 2006 and Employee
                                                                 since 1999; Secretary, fifteen
                                                                 registered investment
                                                                 companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator
                                                                 (three since 1985, three since
                                                                 2002, two since 2003, four
                                                                 since 2004, one since 2005 and
                                                                 two since 2006).

Robert Conti (51)      Executive Vice President since 2008;      Managing Director, Neuberger
                       formerly Vice President, 2000-2008        Berman, since 2007; formerly,
                                                                 Senior Vice President,
                                                                 Neuberger Berman, 2003 to
                                                                 2006; formerly, Vice
                                                                 President, Neuberger Berman,
                                                                 1999 to 2003; Senior Vice
                                                                 President, NB Management,
                                                                 since 2000; Vice President,
                                                                 fifteen registered investment
                                                                 companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator
                                                                 (three since 2000, three since
                                                                 2002, two since 2003, four
                                                                 since 2004, one since 2005 and
                                                                 two since 2006).

Brian J. Gaffney (54)            Vice President since 2000       Managing Director, Neuberger
                                                                 Berman, since 1999; Senior
                                                                 Vice President, NB Management,
                                                                 since 2000; Vice President,
                                                                 fifteen registered investment
                                                                 companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator
                                                                 (three since 2000, three since
                                                                 2002, two since 2003, four
                                                                 since 2004, one since 2005 and
                                                                 two since 2006).

Maxine L. Gerson (57)            Chief Legal Officer since       Senior Vice President,
                                 2005 (only for purposes of      Neuberger Berman, since 2002;
                                 sections 307 and 406 of the     Deputy General Counsel and
                                 Sarbanes-Oxley Act of 2002)     Assistant Secretary, Neuberger
                                                                 Berman, since 2001; Senior
                                                                 Vice President, NB Management,
                                                                 since 2006; Secretary and
                                                                 General Counsel, NB
                                                                 Management, since 2004; Chief
                                                                 Legal Officer (only for
                                                                 purposes of sections 307 and
                                                                 406 of the Sarbanes-Oxley Act
                                                                 of 2002), fifteen registered
                                                                 investment companies for which
                                                                 NB Management acts as
                                                                 investment manager and
                                                                 administrator (thirteen since
                                                                 2005 and two since 2006).

                                  POSITION AND LENGTH OF
                                 -----------------------
NAME, AGE, AND ADDRESS (1)           TIME SERVED (2)             PRINCIPAL OCCUPATION(S) (3)
--------------------------           ---------------             ---------------------------
Sheila R. James (42)           Assistant Secretary since 2002    Vice President, Neuberger Berman,
                                                                 since 2008 and Employee since 1999;
                                                                 formerly, Assistant Vice President,
                                                                 Neuberger Berman, 2007; Assistant
                                                                 Secretary, fifteen registered
                                                                 investment companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator (six
                                                                 since 2002, two since 2003, four
                                                                 since 2004, one since 2005 and two
                                                                 since 2006).

Kevin Lyons (52)               Assistant Secretary since 2003    Assistant Vice President, Neuberger
                                                                 Berman, since 2008 and Employee
                                                                 since 1999; Assistant Secretary,
                                                                 fifteen registered investment
                                                                 companies for which NB Management
                                                                 acts as investment manager and
                                                                 administrator (eight since 2003,
                                                                 four since 2004, one since 2005 and
                                                                 two since 2006).

John M. McGovern (38)             Treasurer and Principal        Senior Vice President,
                                 Financial and Accounting        Neuberger Berman, since 2007;
                                  Officer   since   2005;        formerly, Vice President,
                                 prior thereto, Assistant        Neuberger Berman, 2004 to
                                   Treasurer since 2002          2006; Employee, NB Management,
                                                                 since 1993; Treasurer and
                                                                 Principal Financial and
                                                                 Accounting Officer, fifteen
                                                                 registered investment
                                                                 companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator
                                                                 (thirteen since 2005 and two
                                                                 since 2006); formerly,
                                                                 Assistant Treasurer, fourteen
                                                                 registered investment
                                                                 companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator,
                                                                 2002 to 2005.

Frank Rosato (37)                Assistant Treasurer since 2005  Vice President, Neuberger Berman, since 2006; Employee, NB Management,
                                                                 since 1995; Assistant Treasurer,
                                                                 fifteen registered investment
                                                                 companies for which NB Management
                                                                 acts as investment manager and
                                                                 administrator (thirteen since 2005
                                                                 and two since 2006).

Frederic B. Soule (62)             Vice President since 2000     Senior Vice President, Neuberger
                                                                 Berman, since 2003; formerly, Vice
                                                                 President, Neuberger Berman, 1999
                                                                 to 2002; Vice President, fifteen
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator (three since 2000,
                                                                 three since 2002, two since 2003,
                                                                 four since 2004, one since 2005 and
                                                                 two since 2006).

                                  POSITION AND LENGTH OF
                                 -----------------------
NAME, AGE, AND ADDRESS (1)           TIME SERVED (2)             PRINCIPAL OCCUPATION(S) (3)
--------------------------           ---------------             ---------------------------
Chamaine Williams (37)              Chief Compliance Officer     Senior Vice President, Neuberger
                                           since 2005            Berman, since 2007; Chief
                                                                 Compliance Officer, NB
                                                                 Management, since 2006; Senior
                                                                 Vice President, Lehman
                                                                 Brothers Inc., since 2007;
                                                                 formerly, Vice President,
                                                                 Lehman Brothers Inc., 2003 to
                                                                 2006; Chief Compliance
                                                                 Officer, fifteen registered
                                                                 investment companies for which
                                                                 NB Management acts as
                                                                 investment manager and
                                                                 administrator (fourteen since
                                                                 2005 and one since 2006); formerly,
                                                                 Chief Compliance Officer,
                                                                 Lehman Brothers Asset
                                                                 Management Inc., 2003 to 2007;
                                                                 formerly, Chief Compliance Officer,
                                                                 Lehman Brothers Alternative
                                                                 Investment Management LLC,
                                                                 2003 to 2007; formerly, Vice
                                                                 President, UBS Global Asset
                                                                 Management (US) Inc.
                                                                 (formerly, Mitchell Hutchins
                                                                 Asset Management, a
                                                                 wholly-owned subsidiary of
                                                                 PaineWebber Inc.), 1997 to
                                                                 2003.
---------------------

     (1)  The business address of each listed person is 605 Third Avenue, New York, New York
          10158.

     (2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

     (3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

THE BOARD OF TRUSTEES
---------------------

     The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board of Trustees are described below.

     AUDIT COMMITTEE. The Audit Committee's purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firms; and (e) to act as a liaison between the Fund's independent registered public accounting firms and the full Board. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met six times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward
I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management, Neuberger Berman and Lehman Brothers Asset Management.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met four times.

     EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Lehman Brothers Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2007, the Committee met three times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available;
(d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met three times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2007, the Committee met twice.

     The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit
Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

     Effective January 1, 2008, the compensation of each Independent Fund Trustee was restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Lead Independent Trustee receives an additional $35,000 per year.

     The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

     The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

                              TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 10/31/07
                         ------------------------------

                                                                 Total Compensation from
                                          Aggregate            Investment Companies in the
                                         Compensation              Fund Complex Paid to
Name and Position with the Trust        from the Trust                Fund Trustees
---------------------------------       --------------                ------------
INDEPENDENT FUND TRUSTEES
John Cannon                                $19,808                      $104,107
Trustee

Faith Colish                               $19,409                      $102,179
Trustee

Martha C. Goss*                             $7,938                       $44,670
Trustee

C. Anne Harvey                             $18,048                       $94,945
Trustee

                                          Aggregate              Total Compensation from
                                         Compensation          Investment Companies in the
Name and Position with the Trust        from the Trust                Fund Complex
---------------------------------       --------------                ------------
Robert A. Kavesh                           $19,409                      $102,179
Trustee

Michael M. Knetter*                        $11,566                       $63,961
Trustee

Howard A. Mileaf                           $20,513                      $108,054
Trustee

George W. Morriss*                         $12,272                       $67,909
Trustee

Edward I. O'Brien                          $19,409                      $102,179
Trustee

William E. Rulon                           $19,409                      $102,179
Trustee

Cornelius T. Ryan                          $21,438                      $112,919
Trustee

Tom D. Seip                                $24,210                      $127,514
Trustee

Candace L. Straight                        $19,409                      $102,179
Trustee

Peter P. Trapp                             $20,513                      $108,054
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                                  $0                            $0
President and Trustee

Peter E. Sundman                                $0                            $0
Chairman of the Board,
Chief Executive Officer
and Trustee

*Dr. Knetter and Mr. Morriss became Fund Trustees on February 28, 2007. Ms. Goss became a Fund Trustee on June 1, 2007.

     On February 1, 2008, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each class of the Fund.

Ownership of Equity Securities by the Fund Trustees
---------------------------------------------------

     Set forth below is the dollar range of securities owned by each Fund Trustee as of December 31, 2007.

       ------------------------------------------------------------------
                                                     High Income
       ------------------------------------------------------------------
         John Cannon                                      C
       ------------------------------------------------------------------
         Faith Colish                                     B
       ------------------------------------------------------------------

       ------------------------------------------------------------------
                                                     High Income
       ------------------------------------------------------------------
         Martha C. Goss                                   A
       ------------------------------------------------------------------
         C. Anne Harvey                                   A
       ------------------------------------------------------------------
         Robert A. Kavesh                                 A
       ------------------------------------------------------------------
         Michael M. Knetter                               A
       ------------------------------------------------------------------
         Howard A. Mileaf                                 C
       ------------------------------------------------------------------
         George W. Morriss                                A
       ------------------------------------------------------------------
         Edward I. O'Brien                                A
       ------------------------------------------------------------------
         William E. Rulon                                 A
       ------------------------------------------------------------------
         Cornelius T. Ryan                                A
       ------------------------------------------------------------------
         Tom D. Seip                                      A
       ------------------------------------------------------------------
         Candace L. Straight                              A
       ------------------------------------------------------------------
         Peter P. Trapp                                   A
       ------------------------------------------------------------------
         Jack L. Rivkin                                   A
       ------------------------------------------------------------------
         Peter E. Sundman                                 A
       ------------------------------------------------------------------


     The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2007.

--------------------------------------------------------------------------------
NAME OF FUND TRUSTEE             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                 ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                 FUND TRUSTEE IN FAMILY OF INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                              E
--------------------------------------------------------------------------------
Faith Colish                                             E
--------------------------------------------------------------------------------
Martha C. Goss                                           A
--------------------------------------------------------------------------------
C. Anne Harvey                                           D
--------------------------------------------------------------------------------
Robert A. Kavesh                                         C
--------------------------------------------------------------------------------
Michael M. Knetter                                       A
--------------------------------------------------------------------------------
Howard A. Mileaf                                         E
--------------------------------------------------------------------------------
George W. Morriss                                        C
--------------------------------------------------------------------------------
Edward I. O'Brien                                        E
--------------------------------------------------------------------------------
William E. Rulon                                         E
--------------------------------------------------------------------------------
Cornelius T. Ryan                                        E
--------------------------------------------------------------------------------
Tom D. Seip                                              E
--------------------------------------------------------------------------------
Candace L. Straight                                      E
--------------------------------------------------------------------------------
Peter P. Trapp                                           E
--------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                           B
--------------------------------------------------------------------------------
Peter E. Sundman                                         E
--------------------------------------------------------------------------------
* Valuation as of December 31, 2007

A = None    B = $1-$10,000     C = $10,001 - $50,000     D = $50,001-$100,000
E = over $100,000

Independent Fund Trustees Ownership of Securities
-------------------------------------------------

     No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity, Lehman Brothers Asset Management or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

     NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated November 3, 2003.

     The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

     NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the Fund Trustees, officers and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See "Trustees and Officers." The Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

     NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to an administration agreement with the Trust for the Institutional Class shares dated May 31, 2005 (an "Administration Agreement"). For such administrative services, the Institutional Class of the Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

     Under the Administration Agreement, NB Management also provides to the Institutional Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

     The Management Agreement continues until October 31, 2008. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues until October 31, 2008. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

     The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

     From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

     Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intends to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.

Management and Administration Fees
----------------------------------

     For investment management services, the Fund pays NB Management a fee at the annual rate of 0.48% of average daily net assets.

     For administrative services, the Institutional Class of the Fund pays NB Management a fee at the annual rate of 0.15% of that Class's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With the Fund's consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, the Fund may compensate third parties, including investment providers, for accounting and other services.

     The Fund accrued management fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal years ended October 31, 2007, 2006, and 2005:

                                                    Management
                                             Accrued for Fiscal Years
                                                 Ended October 31

                                        2007           2006            2005
                                        ----           ----            ----
HIGH INCOME                          $2,263,128     $3,117,246      $4,040,594

Contractual Expense Limitations
-------------------------------

     NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of the Institutional Class of the Fund so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") do not exceed the rate per annum noted below ("Expense Limitation").

     The Institutional Class of the Fund has agreed to repay NB Management out of its assets for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause the Class' Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

     With respect to the Fund, the appropriateness of these undertakings is determined on a class-by-class basis.

FUND                                         CLASS      LIMITATION     EXPENSE
----                                         -----      ----------     -------
                                                          PERIOD      LIMITATION
                                                          ------      ----------

Lehman Brothers High Income Bond Fund    Institutional  10/31/2011      0.75%

Sub-Advisers
------------

     NB Management retains Lehman Brothers Asset Management, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser pursuant to a sub-advisory agreement dated November 3, 2003 and an assignment and assumption agreement dated February 28, 2007 ("Sub-Advisory Agreement"). Prior to February 28, 2007, Neuberger Berman served as sub-adviser to the Fund. Throughout this section, the term "Sub-Adviser" will refer to Lehman Brothers Asset Management or Neuberger Berman, as applicable.

     This Sub-Advisory Agreement provides in substance that the Sub-Adviser will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that the Sub-Adviser, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of the Sub-Adviser. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by the Sub-Adviser based on the direct and indirect costs to the Sub-Adviser in connection with those services.

     The Sub-Advisory Agreement continues until October 31, 2008 for the Fund and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management or by Lehman Brothers Asset Management on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

Portfolio Manager Information
-----------------------------

Ann H. Benjamin and Thomas P. O'Reilly are the Portfolio Managers of the Fund.

     Accounts Managed
     ----------------

     The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of December 31, 2007.

                                                         NUMBER OF
                                                      ACCOUNTS MANAGED     ASSETS MANAGED FOR
                          NUMBER OF   TOTAL ASSETS       FOR WHICH       WHICH ADVISORY FEE IS
                          ACCOUNTS       MANAGED      ADVISORY FEE IS      PERFORMANCE-BASED
    TYPE OF ACCOUNT        MANAGED    ($ MILLIONS)   PERFORMANCE-BASED        ($ MILLIONS)
ANN H. BENJAMIN

Registered Investment          5           852.1             0                       0
Companies*

Other Pooled Investment        1           128.8             0                       0
Vehicles

Other Accounts**              38         6,347.5             1                   921.3

THOMAS P. O'REILLY

Registered Investment          5           852.1             0                       0
Companies*

Other Pooled Investment        1           128.8             0                       0
Vehicles

Other Accounts**              38         6,347.5             1                   921.3

                                           60

*Registered Investment Companies include all mutual funds managed by the portfolio manager, including the Fund.

**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

     Conflicts of Interest
     ---------------------

     Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.

     NB Management, Lehman Brothers Asset Management and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     Compensation
     ------------

     NB MANAGEMENT. A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the

Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

     Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (E.G., a "finder's fee" or "referral fee" paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager is responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

     NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

     In  addition,   there  are  additional  stock  and  option  award  programs available.

     NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

     LEHMAN BROTHERS ASSET MANAGEMENT. Portfolio Managers are typically compensated on the basis of a salary and an annual discretionary, performance-based bonus, which is in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall portfolio performance in relation to their peers, ability to attract and retain clients, revenue generation, assets under management, the current market conditions and overall contribution to the Firm. Managers are also evaluated on their collaboration with their client relationship and sales staff, their franchise building activities, teamwork, people and product development and their corporate citizenship.

     The percentage of compensation varies by position, experience/level and performance. In general, the more senior the investment professional, variable compensation becomes a greater portion of total compensation. As previously mentioned, all employees participate in the Lehman Brothers Equity Award program. The portion of compensation paid in equity increases as total compensation rises.

     Additionally, certain key members of the investment professional staff of Lehman Brothers Asset Management who were previously covered by employment contracts with Lehman Brothers will receive annual payouts from an Incentive Payment Pool ("IPP") valued at a fixed multiple of earnings for the fixed income business. Payouts began in 2007 and extend through 2009, and have specific non-compete and non-solicitation provision restrictions.

     Some accounts the Portfolio Managers manage tie compensation to performance. However, no substantial portion of the manager's compensation is tied directly to performance, so we believe that there are no significant incentives for them to take undue risks.

      Ownership of Securities
      -----------------------

      Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages as of December 31, 2007.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER             FUND(S) MANAGED                 DOLLAR RANGE OF
                                                           EQUITY SECURITIES
                                                             OWNED IN THE FUND
--------------------------------------------------------------------------------
ANN H. BENJAMIN    Lehman Brothers High Income Bond Fund           A
--------------------------------------------------------------------------------
THOMAS P. O'REILLY Lehman Brothers High Income Bond Fund           A
--------------------------------------------------------------------------------

      A = NONE                                E = $100,001-$500,000

      B = $1-$10,000                          F = $500,001-$1,000,000

      C = $10,001 - $50,000                   G = OVER $1,000,001

      D =$50,001-$100,000

Investment Companies Managed
----------------------------

     The investment decisions concerning the Fund and the other registered investment companies managed by NB Management and/or Lehman Brothers Asset Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management and/or Lehman
Brothers Asset Management have varied from one another in the past and are likely to vary in the future.

     There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by NB Management and/or Lehman Brothers Asset Management are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund's having their advisory arrangements with NB Management, Neuberger Berman and/or Lehman Brothers Asset Management outweighs any disadvantages that may result from contemporaneous transactions.

     The Fund is subject to certain limitations imposed on all advisory clients of NB Management and/or Lehman Brothers Asset Management (including the Fund, the Other NB Funds, and other managed accounts) and personnel of NB Management and/or Lehman Brothers Asset Management and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management and/or Lehman Brothers Asset Management that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics
---------------

     The Fund, NB Management and Lehman Brothers Asset Management have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund's Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Fund, but are restricted from trading in close conjunction with the Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Lehman Brothers Asset Management
----------------------------------------------------------------------------

     Lehman Brothers Asset Management and NB Management are wholly owned by Lehman Brothers Holdings Inc., a publicly-owned holding company. The directors, officers and/or employees of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management are: Joseph Amato, Kevin Handwerker, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and Mr. Sundman is an officer of the Trust. The directors, officers and/or employees of Lehman Brothers Asset Management who are deemed "control persons," all of whom have offices at the same address as Lehman Brothers Asset Management, are: Richard W. Knee, Lori A. Loftus and Bradley C. Tank.

     Lehman Brothers Holdings Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

                           DISTRIBUTION ARRANGEMENTS

     The Fund offers two classes of shares, Investor Class and Institutional Class. This SAI relates to Institutional Class shares of the Fund.

Distributor
-----------

     NB Management serves as the distributor ("Distributor") in connection with the offering of the Fund's shares. Institutional Class shares are offered on a no-load basis.

     In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's Institutional Class shares, a continuous offering, without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of the Fund's Institutional Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Fund's shares.

     For the Fund's Institutional Class shares, which are sold directly to investors, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund's shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund's shareholders any investment products or services other than those managed or distributed by NB Management or Lehman Brothers Asset Management.

     From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

     The Trust, on behalf of the Institutional Class of the Fund, and the Distributor are parties to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement continues until October 31, 2008. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on their assignment, in the same manner as each Management Agreement.

Revenue Sharing
---------------

     NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries ("Financial Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares ("revenue sharing payments").

     Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary's financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

     In addition, NB Management may pay for: placing the Fund on the Financial Intermediary's sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

     The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

     Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary's recommendation of the Fund or of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of the Fund.

     In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

     NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients' accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

                        ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value
--------------------------------

     The Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

     The Fund uses an independent pricing service to value its debt securities. Valuations of debt securities provided by an independent pricing service are based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short- term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

     The Fund uses an independent pricing service to value its equity portfolio securities (including options). The independent pricing service values equity portfolio securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. The independent pricing service values foreign equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the independent pricing service at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

     If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value.

     The Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

     If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

     If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Automatic Investing and Dollar Cost Averaging
---------------------------------------------

     Institutional Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

     Automatic investing enables an Institutional Class shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Financial Intermediaries
------------------------

     The Fund has authorized one or more Financial Intermediaries to receive purchase and redemption orders on their behalf. Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase and redemption order when a Financial Intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price to be calculated after the order has been "accepted" as defined in the Fund's Prospectus.

                        ADDITIONAL EXCHANGE INFORMATION

     As more fully set forth in a fund's prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

     In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

     An Institution may exchange a fund's Investor Class, Advisor Class, Trust Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund's shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

     Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

     Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

     Any of the funds in the fund family may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase of shares for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

     There can be no assurance that Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NATIONAL MUNICIPAL Money Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, Lehman Brothers TAX-FREE MONEY Fund, Neuberger Berman CASH RESERVES or Neuberger Berman GOVERNMENT MONEY Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

     Each of the funds in the fund family, except Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days' notice prior to terminating or materially altering its exchange privilege, except in the following cases:

      o If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

      o In certain extraordinary circumstances, such as the suspension of the redemption of the fund's shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

                       ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions
-------------------------

     The right to redeem the Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist.

     If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("NYSE Business Day") after termination of the suspension.

     As noted in the applicable Prospectus, the Fund prices its shares as of the close of regular trading on the NYSE, which is normally 4 p.m. The NYSE may occasionally close early, e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard. On those days, the Fund will generally price its shares as of the earlier closing time.

Redemptions in Kind
-------------------

     The Fund reserves the right, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. If payment is made in securities, a shareholder or institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when Fund Trustees determined that it was in the best interests of the Fund's shareholders as a whole.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund distributes to its shareholders substantially all of its net investment income by Class (after deducting expenses attributable to the Class), any net capital gains (both long-term and short-term) and net gains from foreign currency transactions it earns or realizes. The Fund's net investment income, for financial accounting purposes, consists of all income accrued on portfolio assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income of the Fund and net gains and losses of the Fund, if any, are reflected in its NAV until distributed.

     The Fund ordinarily declares income dividends daily; dividends declared for each month are ordinarily paid on the last NYSE Business Day of the month. Shares of the Fund begin earning income dividends on the NYSE Business Day after the proceeds of the purchase order have been converted to "federal funds" and continue to earn dividends through the NYSE Business Day they are redeemed.

Distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.

     The Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Fund shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, as designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

     A shareholder's cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder for 180 days, however, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

     Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

Taxation of the Fund
--------------------

     To qualify or continue to qualify for treatment as a RIC under the Code, the Fund, which is treated as a separate corporation for federal tax purposes, must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income - consisting generally of taxable net investment income, the excess of net short-term capital gain over net long-term capital loss ("short-term gain"), and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid - plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to the Fund, these requirements include the following:

         (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and

         (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs.

     By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year, without being able to deduct the distributions it makes to its shareholders, and the shareholders would treat all those distributions, including distributions of net capital gain and amounts that otherwise would be "exempt-interest dividends" (described below), as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions each year to avoid liability for the Excise Tax.

     The Fund may acquire zero coupon or other securities issued with OID, and the Fund may also acquire pay-in-kind securities, which pay "interest" through the issuance of additional securities. As a holder of those securities, the Fund must take into income (or take into account, in the case of municipal OID securities) the OID and other non-cash income that accrues on the securities during the taxable year, even if it receives no corresponding cash payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued taxable and tax-exempt OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     Interest and dividends the Fund receives, and gains it realizes, on foreign securities, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United

States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund's use of hedging strategies, such as writing (selling) and purchasing Futures Contracts and options and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses they realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     The Fund's exchange-traded Futures Contracts, "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index), and certain foreign currency contracts that are subject to section 1256 of the Code (collectively "Section 1256 contracts") are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of its taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

     Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including Forward Contracts, (2) except in certain circumstances, from Hedging Instruments on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and
(4) that are  attributable  to exchange rate  fluctuations  between the time the
Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If the Fund's section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion.

     When a covered call option written (sold) by the Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than such amount. When a covered call option written by the Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.

     If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, Futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a Futures or Forward Contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to the Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Taxation of the Fund's Shareholders
-----------------------------------

     Dividends the Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, "interest-related dividends" and "short-term capital gain dividends," if properly designated by the Fund, will be exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. The exemption from withholding tax will apply only to interest-related dividends and short-term capital gain dividends the Fund pays to foreign investors, with certain exceptions, with respect to its current taxable year, unless extended by proposed legislation introduced in Congress last year.

     As described in "Maintaining Your Account" in each Prospectus, the Fund may close a shareholder's account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

     The Fund is required to withhold 28% of all taxable dividends, and the Fund is required to withhold 28% of all capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized), otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

     If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

                             PORTFOLIO TRANSACTIONS

     Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

     In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, the Manager considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. The Manager also may consider the brokerage and research services that broker-dealers provide to the Fund or the Manager. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

     During the fiscal year ended October 31, 2007, the Fund paid brokerage commissions of $30,713, of which $0 was paid to Neuberger Berman and $0 was paid to Lehman Brothers. During the fiscal year ended October 31, 2007, transactions in which the Fund used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. During the fiscal year ended October 31, 2007, transactions in which the Fund used Lehman Brothers as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. 100% of the $30,713 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $24,344,860) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2007, the Fund did not acquire any securities of its "regular brokers or dealers." At October 31, 2007, that Fund held none of the securities of its "regular brokers or dealers."

     No  affiliate  of the Fund  receives  give-ups  or  reciprocal  business in connection with its portfolio transactions. The Fund does not effect transactions with or through broker-dealers in accordance with any formula or for selling shares of the Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

     The Fund may, from time to time, loan portfolio securities to Neuberger Berman and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated
Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

     In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Neuberger Berman and Lehman Brothers Inc. ("Lehman Brothers") act as principal brokers for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). The Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

     The use of Neuberger Berman and Lehman Brothers as brokers for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by the Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in the Manager's judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

     A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Fund are fair and reasonable and effect brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

     To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

     Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Fund participates in.

     The Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, the Manager considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

     In certain instances the Manager specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced the Manager's normal internal research activities, the Manager's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, the Manager always considers its best execution obligation when deciding which broker to utilize.

     A committee comprised of officers of NB Management and employees of Neuberger Berman and/or Lehman Brothers Asset Management who are Portfolio Managers of the Fund and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's and Lehman Brothers Asset Management's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

     The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Fund by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and, in some cases, by Neuberger Berman and/or Lehman Brothers Asset Management in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman and/or Lehman Brothers Asset Management from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

PORTFOLIO TURNOVER
------------------

     The Fund calculates its portfolio turnover rates by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

EXPENSE OFFSET ARRANGEMENT
--------------------------

     The Fund also has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2007, the impact of this arrangement was a reduction of expenses as follows:


                ---------------------------------------------
                FUND                   AMOUNT OF REDUCTION
                                          OF EXPENSES
                ---------------------------------------------
                HIGH INCOME                   $16,759
                ---------------------------------------------

PROXY VOTING
------------

     The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities of their respective investment advisory clients. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

     NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of the advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

     NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

     NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting for their respective investment advisory clients. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

     In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

     If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                         PORTFOLIO HOLDINGS DISCLOSURE

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

     The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the "Potential Recipients") unless such disclosure is consistent with the Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

     NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

PORTFOLIO HOLDINGS DISCLOSURE PROCEDURES
----------------------------------------

     Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Fund or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

     Neither the Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund's Chief Compliance Officer, the Board of Trustees reviews the Fund's portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

     Pursuant to a Code of Ethics adopted by the Fund, NB Management, and Lehman Brothers Asset Management ("Code of Ethics"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund's shareholders. The Code of Ethics also prohibits any person associated with the Fund, NB Management and Lehman Brothers Asset Management in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

PORTFOLIO HOLDINGS APPROVED RECIPIENTS
--------------------------------------

     The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved
Recipients:

     STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Fund's activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

     BEAR STEARNS SECURITIES CORP. ("BEAR STEARNS"). The Fund has entered into a securities lending agreement with Bear Stearns under which the Fund provides Bear Stearns with its complete portfolio holdings each day. Pursuant to such agreement, Bear Stearns agrees that all portfolio and other information concerning the Fund that is disclosed or made available to Bear Stearns constitutes a valuable asset of, and is proprietary to the Fund. Bear Stearns agrees that the Fund's information will be used solely for purposes of the transactions contemplated by the agreement or to comply with regulatory requirements or legal process and will not be disclosed to any other party without the express written consent of the Fund. Bear Stearns agrees to protect the Fund information by using the same degree of care to prevent the unauthorized disclosure of the Fund information as Bear Stearns uses to protect its own information of a like nature. The Fund pays a fee to Bear Stearns with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

     SECURITIES LENDING AGENT. The Fund may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund's operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. The Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

     OTHER THIRD-PARTY SERVICE PROVIDERS TO THE FUND. The Fund may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.

     In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management, Lehman Brothers Asset Management and/or Neuberger Berman. Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. ("FactSet") each day for this purpose. FactSet receives reasonable compensation for its services.

     In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

      RATING, RANKING AND RESEARCH AGENCIES.
      --------------------------------------

     The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Fund provides its complete portfolio holdings to: Vestek each day; and Lipper, a Reuters company, on the second business day of each month. The Fund also provides its complete month-end portfolio holdings to Data Communiqu{e'}
International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Fund's top 10 holdings. No compensation is received by the Fund, NB Management, Neuberger Berman, Lehman Brothers Asset Management or any other person in connection with the disclosure of this information. The Fund either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

                            REPORTS TO SHAREHOLDERS

     Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

THE FUND
--------

     The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of May 19, 2007. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has thirteen separate operating series (including the Fund). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

     Prior to June 1, 2007, the name of the Trust was "Neuberger Berman Income Funds."

     On February 28, 2007, the Fund changed its name from Neuberger Berman High Income Bond Fund.

     DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or Class entitled to vote at the meeting.

     CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

     OTHER. For Fund shares that can be bought, owned and sold through an intermediary, a client of an intermediary may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the intermediary or if the intermediary no longer has a contract with NB Management to perform services. Depending on the policies of the intermediary involved, an investor may be able to transfer an account from one intermediary to another.

                             CUSTODIAN AND TRANSFER AGENT

     The Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence for Institutional Class shares should be mailed to Neuberger

Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

                                 LEGAL COUNSEL

     The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of March 1, 2008, the following are all of the beneficial and record owners of more than five percent of a class of the Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Fund of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

FUND AND CLASS                NAME & ADDRESS               PERCENT OWNED
--------------                --------------               -------------

Lehman Brothers               National Financial Services     23.52%
HIGH INCOME BOND Fund         PO Box 3908
                              Church Street Station
INVESTOR CLASS                New York, NY 10008-3908

                              Charles Schwab & Co. Inc.       20.40%
                              Attn: Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA 94104-4151

                              Fidelity Investments             5.13%
                              100 Magellan Way, #KWIC
                              Covington, KY 41015-1999


                             REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

     Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The following financial statements and related documents are incorporated herein by reference from the Fund's Annual Report to shareholders for the fiscal year ended October 31, 2007:

      The audited financial statements of Lehman Brothers HIGH INCOME Bond Fund (formerly, Neuberger Berman High Income Bond Fund), and notes thereto for the fiscal year ended October 31, 2007, and the report of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements of the Fund.

                                                                      Appendix A

        RATINGS OF CORPORATE BONDS, MUNICIPAL BONDS AND COMMERCIAL PAPER

     S&P CORPORATE BOND RATINGS:
     ---------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

      MOODY'S CORPORATE BOND RATINGS:
      ------------------------------

     Aaa - Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


      S&P MUNICIPAL BOND RATINGS:
      ---------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-) - The ratings above from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


     MOODY'S MUNICIPAL BOND RATINGS:
     -------------------------------

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above except Aaa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


     S&P COMMERCIAL PAPER RATINGS:
     -----------------------------

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).


      MOODY'S COMMERCIAL PAPER RATINGS:
      ---------------------------------

     Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

   -     Leading market positions in well-established industries.

   -     High rates of return on funds employed.

   - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     S&P SHORT-TERM RATINGS:
     -----------------------

     SP-1 - Top-tier investment grade short-term rating reflects superior ability of repayment. Those issues determined to possess extraordinary safety characteristics are denoted with a plus sign (+).

     MOODY'S SHORT-TERM RATINGS:
     ---------------------------

     MIG 1, VMIG 1 - Top-tier investment grade short-term ratings reflect superior ability of repayment.